================================================================================

                                CREDIT AGREEMENT

                                     among

                           AMERICAN TELECASTING, INC.

                                      and

                       BANQUE INDOSUEZ, NEW YORK BRANCH,

                                   AS AGENT,

                                      and

                     THE LENDING INSTITUTIONS LISTED HEREIN

                                      and

                     THE LENDING INSTITUTIONS LISTED HEREIN

                         -----------------------------

                         Dated as of February 26, 1997

                         -----------------------------
                                  $17,000,000

================================================================================

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
SECTION 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

         1.01.  Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.02.  Minimum Amount of Each Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.03.  Notice of Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.04.  Disbursement of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         1.05.  Notes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         1.06.  Pro Rata Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         1.07.  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         1.08.  Capital Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         1.09.  Total Loan Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         1.10.  Commitment Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SECTION 2.  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

         2.01.  Voluntary Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         2.02.  Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         2.03.  Method and Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         2.04.  Net Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

SECTION 3.  Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

         3.01.  Conditions Precedent to the Effective Date  . . . . . . . . . . . . . . . . . . . . .  9
         3.02.  Conditions Precedent to All Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION 4.  Representations, Warranties and Agreements  . . . . . . . . . . . . . . . . . . . . . . .  14

         4.01.  Corporate Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         4.02.  Corporate Power and Authority; Business . . . . . . . . . . . . . . . . . . . . . . .  15
         4.03.  No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         4.04.  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.05.  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.06.  Governmental Approvals, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         4.07.  Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.08.  Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.09.  True and Complete Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         4.10.  Financial Condition; Financial Statements; Projections  . . . . . . . . . . . . . . .  17
         4.11.  Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.12.  Tax Returns and Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.13.  ERISA     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.14.  Patents, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                                                                      Page
                                                                                                      ----
         4.15.  Compliance with Laws, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.16.  Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.17.  Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.18.  Collective Bargaining Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.19.  Indebtedness Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.20.  Environmental Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         4.21.  Business, System Agreements and Other Material Agreements . . . . . . . . . . . . . .  24
         4.22.  Tower Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 5.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         5.01.  Information Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         5.02.  Books, Records and Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         5.03.  Maintenance of Property; Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .  31
         5.04.  Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         5.05.  Corporate Franchises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         5.06.  Compliance with Statutes, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         5.07.  ERISA   32
         5.08.  Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         5.09.  End of Fiscal Years; Fiscal Quarters  . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.10.  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.11.  Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.12.  Environmental Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         5.13.  Equal Security for Loans and Notes; No Further Negative Pledges . . . . . . . . . . .  34
         5.14.  Pledge of Additional Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.15.  Channel Lessor Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.16.  Tower Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.17.  Pledge of Las Vegas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.18.  Debt Warrant Exercise . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

SECTION 6.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         6.01.  Changes in Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.02.  Amendments or Waivers of Certain Documents  . . . . . . . . . . . . . . . . . . . . .  36
         6.03.  Liens   36
         6.04.  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         6.05.  Advances, Investments and Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         6.06.  Prepayments of Indebtedness, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.07.  Dividends, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         6.08.  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.09.  Issuance of Subsidiary Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.10.  Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         6.11.  Contingent Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.12.  ERISA   42
         6.13.  Sale or Discount of Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                                                                                                      Page
                                                                                                      ----
         6.14.  Additional System Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 7.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         7.01.  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.02.  Representations, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.03.  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.04.  Default Under Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.05.  Bankruptcy, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         7.06.  ERISA   45
         7.07.  Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.08.  Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.09.  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.10.  Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 8.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 9.  The Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

         9.01.  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         9.02.  Delegation of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         9.03.  Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         9.04.  Reliance by the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         9.05.  Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         9.06.  Non-Reliance on Agent and Other Banks . . . . . . . . . . . . . . . . . . . . . . . .  66
         9.07.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         9.08.  The Agent in Its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . .  67
         9.09.  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         9.10.  Resignation by Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

         10.01. Payment of Expenses, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.02. Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         10.03. Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         10.04. Benefit of Credit Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         10.05. No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         10.06. Payments Pro Rata   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         10.07. Calculations; Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         10.08. Governing Law; Submission to Jurisdiction; Venue  . . . . . . . . . . . . . . . . . .  73
         10.09. Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.10. Effectiveness   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.11. Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         10.12. Amendment or Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

                                                                                                      Page
                                                                                                      ----
         10.13.  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.14.  Domicile of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.15.  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.16.  Independence of Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         10.17.  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

ANNEX I                   -       List of Banks
ANNEX II                  -       Bank Addresses
ANNEX 3.01(J)             -       Summary of Corporate Insurance Policies
ANNEX 3.01(M)             -       Consent Exceptions
ANNEX 4.05                -       Certain Expenditures
ANNEX 4.17(a)             -       Options
ANNEX 4.17(b)             -       Schedule of Subsidiaries
ANNEX 4.19                -       Outstanding Indebtedness
ANNEX 4.21(a)             -       System
ANNEX 4.21(b)             -       System Exceptions
ANNEX 5.15                -       Certain Markets
ANNEX 6.10                -       Certain Assets Disposition
EXHIBIT A                 -       Form of Note
EXHIBIT B-1               -       Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
EXHIBIT B-2               -       Form of Opinion of McDermott, Will & Emery
EXHIBIT B-3               -       Form of FCC Counsel Opinion
EXHIBIT B-4               -       Form of Local Colorado Counsel Opinion
EXHIBIT C-1               -       Form of General Security Agreement
EXHIBIT C-2               -       Form of Securities Pledge Agreement
EXHIBIT D-1               -       Form of Notice of Assignment
EXHIBIT D-2               -       Form of Assignment and Assumption Agreement
EXHIBIT E                 -       Form of Notice of Borrowing
EXHIBIT F                 -       Form of Officers' Solvency Certificate
EXHIBIT G                 -       Form of Escrow Agreement
EXHIBIT H                 -       Form of Subsidiary Guarantee
EXHIBIT I                 -       Form of Management Subordination Agreement
EXHIBIT J                 -       Form of Channel Lessor Consent
EXHIBIT K                 -       Form of FCC Opinion

                 CREDIT AGREEMENT, dated as of February 26, 1997, among American Telecasting, Inc., a Delaware corporation (the "Borrower" or "ATel"), the lending institutions listed in Annex I (each a "Bank" and, collectively, the "Banks") and the New York branch of Banque Indosuez ("Indosuez") as the agent and collateral agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 8 are used herein as so defined.

                             W I T N E S S E T H :

                 WHEREAS, ATel desires to enter into the Loan Facility which, among other things, provides for the making of Loans to ATel pursuant to the terms and conditions of this Credit Agreement; and

                 WHEREAS, the Banks are willing to make available the Loan Facility provided for in this Credit Agreement.

                 NOW, THEREFORE, IT IS AGREED:

                 SECTION 1.  Amount and Terms of Credit.

                 1.01. Commitments. Subject to and upon the terms and conditions herein set forth, each Bank severally agrees at any time and from time to time on and after the Effective Date and prior to the Loan Commitment Termination Date, to make a Loan or Loans to ATel, which Loans shall be drawn under the Loan Facility, as set forth below. Such Loans are herein referred to as the "Loans."

                 1.02. Minimum Amount of Each Borrowing. The minimum aggregate principal amount of a Borrowing of Loans shall be $500,000 and, if greater, shall be in integral multiples of $100,000.

                 1.03. Notice of Borrowings. Whenever ATel desires that the Banks make Loans under the Loan Facility it shall give the Agent at the Agent's Office prior to 10:00 A.M. (New York time) at least one Business Day's written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing. Each such notice, which shall be substantially in the form of Exhibit E hereto (each a "Notice of Borrowing"), shall be irrevocable, shall be deemed a representation by ATel that all conditions precedent to such Borrowing have been satisfied and shall specify (i) the aggregate principal amount in U.S. dollars of the Loans to be made pursuant to such Borrowing and

(ii) the date of Borrowing (which shall be a Business Day). The Agent shall as promptly as practicable give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

                 1.04. Disbursement of Funds. (a) No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank will make available to the Agent in New York its pro rata portion of each Borrowing requested to be made on such date in the manner provided below.

                 (b) Each Bank shall make available all amounts it is to fund under any Borrowing on or after the Effective Date in immediately available funds to the Agent to the account specified therefor by the Agent or if no account is so specified at the Agent's Office and the Agent will make such funds available to ATel by depositing to the account specified therefor by ATel or if no account is so specified to its account at the Agent's Office the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Bank prior to the date of any such Borrowing that such Bank does not intend to make available to the Agent its portion of the Borrowing or Borrowings to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to ATel a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made available same to ATel, the Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify ATel, and ATel shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Bank or ATel, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to ATel to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to
(x) if paid by such Bank, the Federal Funds Rate or (y) if paid by ATel, the then applicable rate of interest, calculated in accordance with Section 1.07, for the respective Loans. The Agent shall also be entitled to recover from any Bank an amount equal to any other losses incurred by the Agent as a result of the failure of such Bank to provide such amount as provided in this Credit Agreement.

                 (c) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitment hereunder or to prejudice any rights which ATel may have against any Bank as a result of any default by such Bank hereunder.

                 1.05. Notes. (a) ATel's obligation to pay the principal of and interest on all the Loans made to it by each Bank shall be evidenced by a promissory note (each, a "Note" and, collectively, the "Notes") duly executed and delivered by ATel substantially in the form of Exhibit A hereto, with blanks appropriately completed in conformity herewith.

                 (b) The Note of ATel issued to each Bank shall (i) be executed by ATel, (ii) be payable to the order of such Bank and be dated the Effective Date, (iii) be in a stated principal amount equal to the Loan Commitment of such Bank and be payable in the aggregate principal amount of the Loans evidenced thereby, (iv) mature, with respect to each Loan evidenced thereby, on the Final Maturity Date, (v) be subject to mandatory prepayment as provided in Section 2.02, (vi) bear interest as provided in Section 1.07 and
(vii) be entitled to the benefits of this Credit Agreement and the other applicable Credit Documents.

                 (c) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any of its Notes, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect ATel's obligations hereunder or under the other applicable Credit Documents in respect of such Loans.

                 1.06. Pro Rata Borrowings. All Borrowings under this Agreement shall be loaned by the Banks pro rata on the basis of their Loan Commitments. No Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

                 1.07. Interest. (a) The unpaid principal amount of each Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum of 12.50%, which rate shall increase by 0.50% on each February 16, May 16, August 16 and November 16, commencing May 16, 1997.

                 (b) Following the occurrence and during the continuance of any Event of Default under Section 7.01 hereof or with respect to any breach of the covenants set forth in Section 5 or Section 6 hereof, each Loan (including overdue principal and, to the extent permitted by law, overdue interest in respect of any Loan) shall bear interest at the rate of interest applicable thereto plus 2%.

                 (c) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable quarterly in arrears on each February 15, May 15, August 15 and November 15 beginning on May 15, 1997.

                 1.08. Capital Requirements. If any Bank shall have determined that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or such Bank's parent with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including in each case any such change proposed or published prior to the date hereof), has or would have the effect of reducing the rate of return on such Bank's or such Bank's parent's capital or assets as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such Bank's parent could have achieved but for such adoption, effectiveness or change or as a consequence of an increase in the amount of capital required to be maintained by such Bank (including in each case, without limitation, with respect to any Bank's Commitment or any Loan), then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), ATel shall pay to such Bank such additional amount or amounts as will compensate such Bank or such Bank's parent, as the case may be, for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.08, will give prompt written notice thereof to ATel, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although any delay in giving any notice shall not release or diminish any of ATel's obligations to pay additional amounts pursuant to this Section 1.08.

                 1.09. Total Loan Commitments. The aggregate amount of the Total Loan Commitments is $17,000,000. Anything con-tained in this Credit Agreement to the contrary notwithstanding, in no event shall the aggregate principal amount of all Loans of any Bank at any time exceed such Bank's portion of the Total Loan Commitments.

                 1.10. Commitment Commission. ATel agrees to pay the Agent a commitment commission ("Commitment Commission") for the account of each Bank for the period from and including the Effective Date to but not including the date the Total Loan Commitments have been terminated, computed at a rate equal to .50% per annum on the daily average Unutilized Commitment of such Bank. Accrued Commitment Commission shall be due and payable in arrears on the fifteenth day of each February, May, August and November commencing on the fifteenth day of May 1997 and on the Loan Commitment Termination Date.

                 SECTION 2.  Payments.

                 2.01. Voluntary Prepayments. ATel shall have the right to prepay Loans in whole or in part from time to time, without premium or penalty, on the following terms and conditions: (i) ATel shall give the Agent at the Agent's Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans and the amount of such prepayment, which notice shall be given by ATel at least one Business Day prior to the date of such prepayment and which notice shall promptly be transmitted by the Agent to each of the Banks; and (ii) each partial prepayment shall be in an aggregate principal amount of at least $100,000 and integral multiples of $100,000 in excess of that amount. All payments made under this Section 2.01 shall reduce the Total Loan Commitments on a pro rata basis.

                 2.02.  Mandatory Prepayments.

                 (A)  Requirements:

                 (a) ATel shall prepay the outstanding principal amount of the Loans on any date on which the aggregate outstanding principal amount of such Loans (after giving effect to any other repayments or prepayments on such day) exceeds the Total Loan Commitments in the amount of such excess.

                 (b) On the day following the receipt thereof by ATel, an amount equal to 100% of the proceeds received by ATel in Cash or Cash Equivalents (net of underwriting discounts and commissions and other costs and expenses di-rectly associated therewith) of the sale after the Effective Date of equity securities shall be applied as provided in Section 2.02(B).

                 (c) On the day following receipt thereof by ATel, an amount equal to 100% of any insurance proceeds received (net of direct expenses of recovery, including reasonable and customary legal fees), less any portion of such proceeds not in excess of $100,000 that is promptly applied to repair or replace the damaged property in respect of which such proceeds were received (provided that, if the damaged property constituted Collateral, any such replacement property shall be made subject to the Lien of the Security Documents), shall be applied as provided in Section 2.02(B).

                 (d) On the day following the receipt thereof by ATel, an amount equal to 100% of any tax refund made to ATel (net of direct expenses of recovery, including reasonable and customary legal fees) shall be applied as provided in Section 2.02(B).

                 (B) Application: With respect to each prepayment of Loans required by Section 2.02(A), ATel shall give the Agent two Business Days' notice. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to the payment of interest before application to principal. All payments required under this Section 2.02 shall reduce the Total Loan Commitments on a pro rata basis.

                 2.03. Method and Place of Payment. (a) Except as otherwise specifically provided herein, all payments under this Credit Agreement shall be made to the Agent, for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds in lawful money of the United States of America to the account specified therefor by the Agent or if no account has been so specified at the Agent's Office, it being understood that written notice by ATel to the Agent to make a payment from the funds in ATel's account at the Agent's Office shall constitute the making of such payment to the extent of such funds held in such account. The Agent will thereafter cause to be distributed on the same day (if payment is actually received by the Agent in New York prior to 1:00 P.M. (New York time) on such day) funds relating to the payment of principal or interest or fees ratably to the Banks entitled to receive any such payment in accordance with the terms of this Credit Agreement. If and to the extent that any such distribution shall not be so made by the Agent in full on the same day (if payment is actually received by the Agent prior to 1:00 P.M. (New York time) on such day), the Agent shall pay to each Bank its ratable amount thereof and each such Bank shall be entitled to receive from the Agent, upon demand, interest on such amount at the Federal Funds Rate for each day from the date such amount is paid to the Agent until the date the Agent pays such amount to such Bank.

                 (b) Any payments under this Credit Agreement which are made by ATel later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

                 2.04. Net Payments. (a) All payments by ATel to or for the account of any Bank or the Agent under any Credit Document shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or similar charges imposed by any government or any political subdivision or taxing authority thereof on the payment to or for the account of any Bank or the Agent under any Credit Document, other than any tax on or measured by the income of a Bank (including any franchise or similar tax so measured) pursuant to the income tax laws of the United States or of the jurisdiction in which it is incorporated or organized or the jurisdiction where such Bank's lending office is located (collectively, such non-excluded taxes hereinafter referred to as "Taxes")) shall not be less than the amounts otherwise specified to be paid under any Credit Document. A Bank to which additional amounts are payable will provide ATel with a certificate setting forth in sufficient detail the calculation and amount of such additional amounts payable to such Bank under this Section 2.04(a). With respect to each deduction or withholding for or on account of any Taxes, ATel shall promptly furnish to each Bank such certificates, receipts and other documents as may be required (in the reasonable judgment of such Bank) to establish any tax credit to which such Bank may be entitled.

                 (b) Without prejudice to the provisions of clause (a) of this Section 2.04, if any Bank, or the Agent on its behalf, is required by law to make any payment on account of Taxes on or in relation to any sum received or receivable under any Credit Document by such Bank, or the Agent on its behalf, ATel will promptly indemnify such person against such Tax payment, together with any interest and penalties payable or incurred in connection therewith, computed in a manner consistent with clause (a) of this Section 2.04 upon receipt of a certificate by such Bank providing in sufficient detail the calculation and amount of such payments.

                 (c) Each Bank organized under the laws of a jurisdiction outside the United States, on or contemporaneously with the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by ATel (but only so long as such Bank remains lawfully able to do so), shall provide ATel with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of the withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 2.04(a).

                 (d) For any period with respect to which a Bank has failed to provide ATel with the appropriate form pursuant to Section 2.04(c) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 2.04(a) or 2.04(b) with respect to Taxes imposed by the United States; provided, however, that should a Bank which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required hereunder, ATel shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                 (e) If ATel is required to pay additional amounts to or for the account of any Bank pursuant to this Section 2.04, then such Bank will change the jurisdiction of its lending office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change is not, in the sole judgment of such Bank, disadvantageous to such Bank.

                 SECTION 3.  Conditions Precedent.

                 3.01. Conditions Precedent to the Effective Date. The effectiveness of this Agreement on the Effective Date is subject to the satisfaction of the following conditions:

                 (A) Officer's Certificate. On the Effective Date, the Agent shall have received a certificate dated such date signed by an appropriate officer of ATel on behalf of ATel stating that all of the applicable conditions set forth in Sections 3.01 and 3.02 (in each case disregarding any reference therein that such condition be deemed satisfactory by the Agent and/or the Required Banks) have been satisfied or waived as of such date.

                 (B) Opinions of Counsel. On the Effective Date, the Agent shall have received an opinion or opinions addressed to each of the Banks and dated the Effective Date, each in form and substance satisfactory to the Agent, from (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to ATel, which opinion shall address the matters contained in Exhibit B-1 hereto, (ii) McDermott, Will & Emery, which opinion shall address the matters contained in Exhibit B-2 hereto,
         (iii) Gurman, Blask & Freedman, special FCC counsel to ATel, which opinion shall address the matters contained in Exhibit B-3 hereto, and
         (iv) local Colorado counsel to ATel, which opinion shall address the matters contained in Exhibit B-4 hereto.

                 (C) Corporate Proceedings. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Credit Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested from ATel in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. Without limiting the foregoing, the Agent shall have received (i) resolutions of the Board of Directors of ATel or any other Credit Party approving and authorizing such documents and actions as are contemplated hereby in form and substance satisfactory to the Agent including without limitation the execution and delivery of all Credit Documents, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment, and
         (ii) signature and incumbency certificates of officers of ATel or any Credit Party executing instruments, documents or agreements required to be executed in connection with this Credit Agreement.

                 (D) Organizational Documentation, etc. On or prior to the Effective Date, the Banks shall have received copies of a true and complete certified copy of the following documents of ATel, the provisions of which shall be reasonably satisfactory to the Agent and the Required Banks:

                          (1) Its Articles of Incorporation, which shall be certified and be accompanied by a good standing certificate from the Secretary of State of the State of Delaware and good standing certificates from the jurisdictions in which it is qualified to do business as a foreign corporation, each to be dated a recent date prior to the Effective Date;

                          (2) Its By-laws, certified as of the Effective Date by its corporate secretary.

                 (E) Subsidiaries. On or prior to the Effective Date, the Banks shall have received a true and complete certified copy of the corporate organizational documents of each Credit Party other than ATel, accompanied by a good standing certificate of the Secretary of State of each such entity's jurisdiction of organization.

                 (F) Notes. There shall have been delivered to the Agent for the account of each of the Banks the Notes executed by ATel in the amount and maturity and as otherwise provided herein.

                 (G) Escrow. ATel shall have deposited $1 million with the Escrow Agent pursuant to the terms of the Escrow Agreement.

                 (H) Certain Fees. All costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to Indosuez by ATel on or before the Effective Date pursuant to the letter agreement between ATel and Indosuez dated January 15, 1997 (the "Letter") shall have been paid in full and ATel shall have paid or have caused to be paid the commitment and other fees and ex-penses (including, without limitation, reasonable legal fees and expenses) contemplated hereby and/or in connection with the other Credit Documents.

                 (I) Financial Statements, etc. Prior to the Effective Date, the Agent shall have received financial statements including a balance sheet and statements of income and retained earnings and cash flow of ATel for the fiscal years ended December 31, 1995 and 1996 (which shall have been audited by Arthur Andersen). ATel shall have delivered to the Agent financial projections for fiscal year 1997 with respect to ATel, accompanied by a statement by ATel that such projections are based on assumptions believed by ATel in good faith to be reasonable as to the future financial performance of ATel, reasonably satisfactory to the Agent.

                 (J) Insurance. Set forth on Annex 3.01(J) is a summary of all insurance policies maintained by ATel and its Subsidiaries, and the insurance coverage provided for ATel and its Subsidiaries by such insurance policies shall be reasonably satisfactory to the Agent. On or prior to the Effective Date, there shall have been delivered to the Agent the insurance certificates required under the Security Documents.

                 (K) Indebtedness, etc. ATel and its Subsidiaries shall have outstanding no Indebtedness other than the Indebtedness (the "Existing Indebtedness") set forth on Annex 4.19.

                 (L) Security Documents; Guarantees. The Security Documents shall have been duly executed and delivered by the parties thereto and there shall have been delivered to the Collateral Agent (i) stock certificates representing all Pledged Securities which are equity securities, together with executed and undated stock powers and/or assignments in blank, and the Fresno Note, (ii) evidence of the filing (or of the making of arrangements to file contemporaneously with the Effective Date) of appropriate financing statements under the provisions of the UCC or other applicable laws, rules or regulations in each of the offices where such filing is necessary or appropriate and to grant the Collateral Agent a perfected first priority Lien in such Collateral superior to and prior to the rights of all third persons other than Prior Liens relating to such Collateral and subject to no other Liens except Liens which are expressly permitted under the appli-cable Security Document to the full extent required by the Security Documents and this Agreement to be perfected on or contemporaneously with the Effective Date, (iii) UCC, tax lien and judgment searches naming the Borrower and each other Credit Party or debtor in each state jurisdiction in which any Collateral of such debtor is located and for which notices of security interests or other liens therein may be filed, none of which shall encumber the Collateral except for Prior Liens or with respect to which provision satisfactory to the Agent has been made to effect their release or subordination and (iv) such other security and other documents as may be necessary or, in the opinion of Agent, desirable to perfect the Liens created, or purported or intended to be created, by the Security Documents. Each of the Guarantors shall have executed a Guarantee and a Guarantor Subordination Agreement.

                 (M) Consents, Etc. Except as set forth on Annex 3.01(M) hereto, all governmental and third-party approvals and consents (including, without limitation, all approvals and consents required in connection with any environmental statutes, rules or regulations), if any, in connection with the transactions contemplated by the Credit Documents, and otherwise referred to herein or therein to be completed on or before the Effective Date shall have been obtained and remain in effect. There shall not exist any judgment, order, injunction or other restraint issued or filed with respect to the making of the Loans hereunder.

                 (N) Solvency. On or before the Effective Date, the Banks shall have received the Officers' Solvency Certificate, in form and substance satisfactory to the Agent and the Required Banks.

                 (O) Capitalization and Corporate Structure. The corporate and capital structure of ATel shall be reasonably satisfactory to the Agent in all respects. ATel shall have no Subsidiaries other than the Subsidiaries set forth on Annex 4.17.

                 (P) Partial Discharge of Fresno Note. All principal amounts, prepayment charges, if any, accrued interest, and fees, charges and other obligations of Fresno MMDS Associates to any party other than ATel in respect of the Fresno Note shall have been paid and discharged in full, and the Agent shall have received the originals or copies authenticated to its satisfaction of (i) duly executed discharge letter and receipts evidencing payment in full of all amounts due thereunder, (ii) duly executed releases and UCC-3 Termination Statements satisfactory in form and substance to the Agent, effectively releasing and discharging all Liens incurred by each Credit Party other than Fresno MMDS Associates in connection with such Fresno Note, in proper form for filing or recording, as applicable, (iii) duly executed amendments to any financing statements naming Fresno MMDS Associates as debtor in connection with such Fresno Note substituting ATel as secured party thereunder for any party other than ATel, satisfactory in form and substance to the Agent, and (iv) such other documents as the Agent may reasonably request in order to evidence the discharge of such Fresno Note and the release or amendments of the Liens in connection therewith.

                 (Q) Equity Documents. The Option Agreements, the Debt Warrants, the Equity Warrants, the Bond Appreciation Rights and the Registration Rights Agreement shall have been duly executed and delivered by the parties thereto.

                 All of the certificates, legal opinions and other documents and papers referred to in this Section 3.01, unless otherwise specified, shall be delivered to the Agent at the Agent's Office (or such other location as may be specified by the Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Agent.

                 3.02. Conditions Precedent to All Loans. The obligation of the Banks to make all Loans is subject, at the time of each such Loan, to the satisfaction of the following conditions:

                 (A) Effectiveness. This Agreement shall have become effective as provided in Section 10.10.

                 (B) No Default; Representations and Warranties. At the time of the making of each Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of such Loan, unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case on and as of such other date.

                 (C) Adverse Change, etc. Since December 31, 1996, nothing shall have occurred or become known which the Required Banks or the Agent shall have determined has a Materially Adverse Effect.

                 (D) Margin Rules. On the date of each Borrowing of Loans, neither the making of any Loan nor the use of the proceeds thereof will violate the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                 The acceptance of the proceeds of each Borrowing of Loans shall constitute a representation and warranty by ATel to each of the Banks that all of the applicable conditions specified in Section 3.02 (in each case disregarding any reference therein that such condition be deemed satisfactory by the Agent and/or the Required Banks) have been satisfied or waived.

                 All of the certificates, legal opinions and other documents and papers requested by the Agent, unless otherwise specified, shall be delivered to the Agent at the Agent's Office (or such other location as may be specified by the Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Agent.

                 SECTION 4. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans provided for herein, ATel makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the execution and delivery of this Agreement and the making of each Loan thereafter being deemed to constitute a representation and warranty that the matters specified in this Section 4 are true and correct in all material respects as of the date of each such Loan unless such representation and warranty expressly indicates that it is being made as of any specific date):

                 4.01. Corporate Status. Each Credit Party (i) is a duly organized and validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation; (ii) has the corporate or other organizational power and authority and has obtained with respect to its present business, and prior to any part of ATel's network being installed or becoming operational will obtain, all requisite governmental licenses, authorizations, consents and approvals to own and op-erate its property and assets and to transact the business in which it is engaged and presently proposes to engage, except for those governmental licenses, authorizations, consents or approvals the failure of which to be so obtained would not have a Materially Adverse Effect; and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Materially Adverse Effect.

                 4.02. Corporate Power and Authority; Business. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such entity enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 4.03. No Violation. Neither the execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, material agreement or other material instrument to which such Credit Party is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the charter or by-laws of such Credit Party, except where such contravention, conflict, inconsistency, breach, default, creation, imposition, obligation or violation would not have a Materially Adverse Effect. ATel and its Subsidiaries have all easements, licenses and rights of way necessary to conduct their business except where failure to have the same will not have a Materially Adverse Effect.

                 4.04. Litigation. There are no actions, judgments, suits or proceedings pending or, to ATel's knowledge, threatened with respect to ATel or its Subsidiaries that are likely, individually or in the aggregate, to have a Materially Adverse Effect.

                 4.05. Use of Proceeds. (a) The proceeds of all Loans to be made to ATel hereunder shall be utilized to repay outstanding Indebtedness of ATel or its Subsidiaries and for general corporate purposes, including to finance the working capital requirements of ATel or its Subsidiaries, or for any of the capital expenditures and acquisitions of channel rights set forth on Annex 4.05 hereto. $1 million of the initial Borrowing hereunder shall be deposited with the Escrow Agent under the terms of the Escrow Agreement.

                 (b) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                 4.06. Governmental Approvals, etc. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any third party or any governmental or public body or authority, or by any subdivision thereof, including but not limited to any radio, television or other license, permit, certificate or approval granted or issued by the FCC or any other Governmental Authority (including without limitation any MDS, MMDS, ITFS, business radio, earth station operational fixed service, local MDS, or experimental licenses or permits issued by the FCC) (other than those orders, consents, approvals, licenses, authorizations or validations which have previously been obtained or made and except for filings to perfect security interests granted pursuant to the Security Documents, all of which will be accomplished on or prior to the Closing Date), is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or the transactions contemplated therein or (ii) the legality, validity, binding effect or enforceability of any Credit Document; provided, however, to the extent the performance of any Credit Document or the transactions contemplated therein involves a transfer of control or assignment of any license, permit, certificate or other authorization issued by the FCC, then FCC approval may be required prior to such transfer of control or assignment. At the time of the making of the Loans, there does not exist any judgment, order, injunction or other restraint issued or filed with respect to the making of loans or the performance by the Credit Parties of their respective obligations under the Credit Documents.

                 4.07. Investment Company Act. ATel is not, nor will it be after giving effect to the transactions contemplated hereby, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                 4.08. Public Utility Holding Company Act. ATel is not, nor will be after giving effect to the transactions contemplated hereby, a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 4.09. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of ATel in writing to any Bank for purposes of or in connection with this Credit Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of ATel in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided. The projections and pro forma financial information contained in such materials are based on good faith estimates and assumptions believed by ATel to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. There is no fact known to ATel which materially and adversely affects the business, operations, property, assets, nature of assets, liabilities, condition (financial or otherwise) or prospects of ATel and its Subsidiaries, taken as a whole, which has not been disclosed herein or in such other documents, certificates and written statements furnished to the Banks.

                 4.10.  Financial Condition; Financial Statements; Projections.
(a) ATel and its Subsidiaries are not entering into the arrangements contemplated hereby and by the other Credit Documents, nor intends to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Effective Date, on a pro forma basis after giving effect to all Indebtedness incurred and Liens created, or to be created, by ATel and its Subsidiaries in connection herewith, (w) ATel does not expect that final judgments against ATel or its Subsidiaries in actions for money damages with respect to pending or threatened litigation will be rendered at a time when, or in an amount such that, ATel and its Subsidiaries, on a consolidated basis, will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered and the cash available to ATel or its Subsidiaries, after taking into account all other anticipated uses of the cash of ATel or its Subsidiaries (including the payments on or in respect of debts (including its Contingent Obligations)); (x) ATel and its Subsidiaries will not have incurred nor intends to, nor believes that they will, incur debts beyond their ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by ATel and its Subsidiaries from any source, and of amounts to be payable on or in respect of debts of ATel and its Subsidiaries and the amounts referred to in the preceding clause (w)); (y) ATel and its Subsidiaries, on a consolidated basis, after taking into account all other anticipated uses of the cash of ATel and its Subsidiaries, anticipates being able to pay all amounts on or in respect of debts of ATel and its Subsidiaries when such amounts are required to be paid; and (z) ATel and its Subsidiaries, on a consolidated basis, will have sufficient capital with which to conduct its present and proposed business and the property of ATel and its Subsidiaries does not constitute unreasonably small capital with which to conduct its present or proposed business. For purposes of this Section 4.10, "debt" means any liability on a claim, and "claim" means a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. On the date of each Borrowing (and after giving effect to all Borrowings as of such date), the representations set forth in this Section

4.10(a) shall be true and correct with respect to ATel and its Subsidiaries on such date.

                 (b) ATel has heretofore delivered to the Banks the financial statements set forth in Section 3.01(I). All the financial statements referred to in the preceding sentence were prepared in accordance with GAAP consistently applied, except in the case of interim financial statements for normal year-end adjustments and the absence of footnote disclosures. Such financial statements fairly present in all material respects the financial position of ATel for each of the periods covered thereby. Except as disclosed to the Banks prior to the Effective Date, since December 31, 1996 no event or events have occurred that could reasonably be expected to have a Materially Adverse Effect.

                 (c) There have heretofore been delivered to the Banks pro forma consolidated income projections for ATel, pro forma consolidated balance sheet projections for ATel and pro forma consolidated cash flow projections for ATel, all for the fiscal year ending December 31, 1997 (the "Projected Financial Statements"). The Projected Financial Statements present a good faith estimate of the consolidated financial information contained therein at the date thereof.

                 (d) As of the Effective Date, except as fully reflected or reserved against in the financial statements and the notes thereto described in
Section 4.10(b), there were no liabilities or obligations with respect to ATel or its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would reasonably be expected to be material to ATel. As of the Effective Date, ATel does not know of any basis for the assertion against ATel or its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements described in Section 4.10(b) or (c) which, either individually or in the aggregate, could reasonably be expected to be material to ATel and its Subsidiaries, taken as a whole.

                 4.11. Security Interests. The Security Documents, once executed and delivered, create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in and Lien in favor of the Collateral Agent for the benefit of the Banks on all of the Collateral, superior to and prior to the rights of all third persons other than Prior Liens relating to such Collateral and subject to no other Liens except Liens which are expressly permitted under the applicable Security Document, except to the extent otherwise provided therein. As of the Effective Date and thereafter, each Credit Party has (or on and after the time it executes each Security Document, will have) good and marketable title to all items of Collateral covered by such Security Document free and clear of all Liens except any Prior Lien relating to such Collateral or other Liens which are expressly permitted under the applicable Security Document. Other than as contemplated in Section 3.01(L), no filings or recordings are required in order to perfect the security interests created under the Security Documents except for filings or recordings required in connection with the Security Documents which shall have been made prior to or contemporaneously with the execution and delivery thereof or have been otherwise made.

                 4.12. Tax Returns and Payments. ATel has filed all material tax returns required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those being diligently contested in good faith and by appropriate proceedings. ATel has provided adequate tax reserves in accordance with GAAP. ATel knows of no proposed tax assessment against it that could reasonably be expected to have a Materially Adverse Effect.

                 4.13. ERISA. (A) Each of ATel and the ERISA Affiliates is in compliance in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all employee benefit plans, Pension Plans and Multiemployer Plans currently maintained by ATel or any of its ERISA Affiliates.

                 (B) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan which resulted or could reasonably be expected to result in a material liability to ATel or any ERISA Affiliate.

                 (C) As of the Effective Date, neither ATel nor any ERISA Affiliate maintains or contributes to any Title IV Plan or Multiemployer Plan. Neither ATel nor any ERISA Affiliate has incurred or reasonably expects to incur any material withdrawal liability under Section 4201 et seq. of ERISA to any Multiemployer Plan or any employee benefit plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413(c) of the Code.

                 (D) Neither ATel nor any ERISA Affiliate has incurred any accumulated funding deficiency (whether or not waived) with respect to any Pension Plan.

                 (E) Neither ATel nor any ERISA Affiliate has or reasonably expects to become subject to a Lien in favor of any Pension Plan under Section 302(f) or 307 of ERISA or Section 401(a)(29) or 412(n) of the Code.

                 As used in this Section 4.13, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the term "employee benefit plan" has the meaning specified in
Section 3(3) of ERISA.

                 4.14. Patents, etc. ATel and its Subsidiaries have obtained all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted.

                 4.15. Compliance with Laws, etc. ATel (i) is in compliance with all laws and regulations, including without limitation those relating to pollution and environmental control, equal employment opportunity and employee safety, in all jurisdictions in which it is presently doing business, including all FCC rules and regulations, and rules and regulations of the U.S. Copyright Office, and (ii) will comply and cause each of its Subsidiaries to comply with all such laws and regulations which may be imposed in the future in jurisdictions in which it or such Subsidiary may then be doing business, other than those noncompliances in clauses (i) and (ii) above which would not have a Materially Adverse Effect.

                 4.16. Properties. ATel and each of its Subsidiaries have good and marketable title to and beneficial ownership of all their respective material properties owned by them, including after the Effective Date all property reflected in the most recent balance sheet referred to in Section 4.10(b) and except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business, free and clear of all Liens, other than, with respect to property constituting Collateral, Prior Liens and other liens expressly permitted under the applicable Security Document, and with respect to property not constituting Collateral, Permitted Encumbrances. ATel, and each Subsidiary thereof, holds all material licenses, certificates of occupancy or operation and similar certificates and clearances of municipal and other authorities necessary to own and operate its properties in the manner and for the purposes currently operated by such party. ATel, and each of its Subsidiaries, has easements or rights-of-way adequate for the operations and maintenance of its transmission and distribution lines. There are no actual, threatened or alleged defaults of a material nature with respect to any leases of real property under which ATel, or any of its Subsidiaries, is lessor or lessee.

                 4.17. Securities. (a) The Common Stock of ATel is duly authorized, issued and delivered and is fully paid, nonassessable and free of preemptive rights. Except as set forth on Annex 4.17(a), there are not, as of the Effective Date, any existing options, warrants, calls, subscriptions, convertible or exchangeable securities, rights, agreements, commitments or arrangements for any person to acquire any capital stock of ATel or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any such capital stock.

                 (b) ATel has no Subsidiaries other than as set forth on Annex 4.17(b). Except as set forth on Annex 4.17(a), there are not, as of the Effective Date, any existing options, warrants, calls, subscriptions, convertible or exchangeable securities, rights, agreements, commitments or arrangements for any person to acquire any interest of any direct or indirect Subsidiary of ATel or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any such interest.

                 4.18. Collective Bargaining Agreements. Neither ATel nor any of its Subsidiaries has, as of the date hereof, any collective bargaining or similar agreements between or applicable to ATel and its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of ATel or its Subsidiaries.

                 4.19. Indebtedness Outstanding. Set forth on Annex 4.19 hereto is a list and description of all Indebtedness of ATel and its Subsidiaries that will be outstanding immediately prior to the Effective Date. Annex 4.19 identifies which portions of such Indebtedness will be repaid with the proceeds of the Loans.

                 4.20. Environmental Protection. Except as would not have a Materially Adverse Effect,

                 (A) ATel and each of its Subsidiaries have obtained all permits, licenses and other authorizations

         (collectively "Authorizations") which are required with respect to the operation of the business of ATel and its Subsidiaries, in each case taken as a whole, under any Environmental Law and each such Authorization is in full force and effect.

                 (B) ATel and each of its Subsidiaries are in compliance with all terms and conditions of the Authorizations specified in subsection 4.20(A) above, and is also in compliance with all other requirements contained in any Environmental Laws applicable to it and its business, assets, operations and properties, including without limitation those arising under the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, and the FCC rules and regulations pertaining to radio frequency (RF) radiation.

                 (C) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to ATel's knowledge, threatened against ATel or any of its Subsidiaries under any Environmental Law.

                 (D) Neither ATel nor any of its Subsidiaries has received notice that it has been identified as a potentially responsible party under CERCLA or RCRA or any comparable state law nor has ATel or any of its Subsidiaries received any notification that any hazardous substances or any pollutant or contaminant, as defined in CERCLA and its implementing regulations, or any toxic substance, hazardous waste, hazardous constituents, hazardous materials, asbestos or asbestos containing material, petroleum, including crude oil and any fractions thereof, or other wastes, chemicals, substances or materials regulated by any Environmental Laws (collectively "Hazardous Materials") that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, has been found at any site at which any governmental agency or private party is conducting a remedial investigation or other action pursuant to any Environmental Law.

                 (E) There have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Materials by ATel or any of its Subsidiaries on, upon, into or from any of its properties, except in compliance with law. To the knowledge of ATel, there have been no such releases on, upon, under or into any real property in the vicinity of any of its properties that, through soil, surface water or groundwater migration or contamination, may be located on, in or under its properties.

                 (F) To the knowledge of ATel, there is no asbestos or asbestos containing material in, on or at any of its properties or any facility or equipment of ATel or any of its Subsidiaries that is required to be removed or remediated pursuant to any Environmental Law.

                 (G) To the knowledge of ATel, no properties of ATel or any of its Subsidiaries are (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any governmental authority.

                 (H) There are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance with any Environmental Law, or which may give rise to any common law or legal liability, including, without limitation, liability under CERCLA or similar state or local laws, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials.

                 4.21. Business, System Agreements and Other Material Agreements. (a) Annex 4.21(a) attached hereto accurately and completely lists, with respect to the System, all System Agreements and other material agreements with respect to the System (copies of which have been delivered to the Banks) presently in effect in connection with the present or anticipated conduct of the business of the Credit Parties.

                 (b) Except as disclosed on Annex 4.21(b) hereto, (i) the Credit Parties have obtained and possess all System Agreements, patents, copyrights, certificates of confirmation, licenses, permits, trademarks, and trade names, or rights thereto, necessary to conduct its business substantially as proposed to be conducted (except where the failure to obtain any of the foregoing would be reasonably likely not to have a Materially Adverse Effect), and, to the Credit Parties' knowledge, the Credit Parties are not in violation of any valid rights of others with respect to any of the foregoing; (ii) each of the foregoing is in full force and effect, has been validly assigned to, or issued in the name of, the Credit Parties, the Credit Parties have fulfilled and performed all of their material obligations with respect thereto, and the Credit Parties know of the occurrence of no event, investigation or threatened investigation which permits, or after passage of time or giving of notice or both would permit, revocation or termination of any of the foregoing; (iii) all consents necessary to the assignment of the System Agreements to the Credit Parties have been approved by final orders of all Governmental Authorities and other Persons as to which all applicable administrative and judicial appeal, review and reconsideration periods have expired other than those which would not, individually or in the aggregate, materially diminish the value of any market; (iv) no other license, permit or franchise is necessary to the operation by the Credit Parties of the System as now conducted or proposed to be conducted other than those which would not, individually or in the aggregate, materially diminish the value of any market; and (v) the Credit Parties have obtained and possess all licenses, leases, conduit use, equipment rental and microwave or satellite relay agreements necessary for the operation of each System as required by the System Agreements other than those which would not, individually or in the aggregate, materially diminish the value of any market.

                 (c) Except as disclosed on Annex 4.21(b) hereto, as of the Closing Date (1) each System Agreement listed under Annex 4.21(a) hereto is in full force and effect and no other approval, application, filing, registration, consent or other action of any Governmental Authority (except for FCC requirements) is required to enable the Credit Parties to operate under any such System Agreement other than those which would not, individually or in the aggregate, materially diminish the value of any market, (2) none of the Credit Parties nor, to the Credit Parties' knowledge, any other Person has received any notice from any Governmental Authority or other Person with respect to any breach of any covenant under, or any default with respect to, any such System Agreement or with respect to any breach of any covenant under, or any default with respect to, any license or permit issued to the licensor or lessor to such System Agreement.

                 4.22. Tower Registration. Except as to the matters which would not, individually or in the aggregate, materially diminish the value of any market, ATel has timely registered, and has filed with the FCC all required information and reports pertaining to, any towers which it owns and on which are located any transmission or reception antennas, regardless of whether those antennas are owned by ATel or its Subsidiaries or by any other person or entity operating a facility licensed by the FCC.

                 SECTION 5. Affirmative Covenants. ATel covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated and the Loans together with interest, fees and all other Obligations incurred hereunder are paid in full:

                 5.01. Information Covenants. ATel will furnish or cause to be furnished to each Bank:

                 (a) As soon as available and in any event within 90 days after the close of each fiscal year of ATel, the consolidated balance sheets of ATel and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations, of stockholders' equity and of cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal year, and an unqualified report on such consolidated balance sheets and financial statements by independent certified public accountants of recognized national standing.

                 (b) As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of ATel, commencing with the fiscal quarter ending on March 31, 1997, the consolidated balance sheet of ATel and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations, of stockholders' equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative consolidated figures for the related periods in the prior fiscal year, subject to normal year-end audit adjustments.

                 (c) As soon as practicable and in any event within 30 days after the end of the first full month ending after the Closing Date,
         (i) the consolidated balance sheet of ATel as at the end of such period and (ii) the related statements of income and cash flows of ATel, in each case for such fiscal month and for the period from the beginning of the then current fiscal year to the end of such fiscal month, setting forth in comparative form the corresponding periods of the prior fiscal year.

                 (d) Together with each delivery of consolidated financial statements of ATel together with its Subsidiaries pursuant to subsection (a) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of such terms of Sections 5, 6, 7 and 8 of this Agreement which solely relate to accounting matters but without having conducted any special auditing procedures in connection therewith, (ii) stating whether, in connection with their audit examination, any condition or event which constitutes a Default or Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that as of the end of such fiscal year of ATel there existed a Default or an Event of Default related to the breach of any covenant set forth in Section 5 or 6 which solely relates to accounting matters or, if a Default or Event of Default so existed, describing such Default or Event of Default.

                 (e) On or prior to the commencement of each fiscal year, budgets of ATel and its Subsidiaries in reasonable detail for each month of such fiscal year, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Sections 5.01(a), (b) and (c), a comparison of the current year to date financial results against the budgets required to be submitted pursuant to this subsection (e) shall be presented.

                 (f) At the time of the delivery of the financial statements provided for in Sections 5.01(a) and (b), a certificate of the chief financial officer, controller, chief accounting officer or other Authorized Officer of ATel to the effect that no Default or Event of Default exists, or, if any Default or Event of Default does exist, specifying the nature and extent thereof.

                 (g) Promptly upon receipt thereof, a copy of each annual "management letter" submitted to ATel by its independent accountants in connection with any annual audit made by them of the books of ATel or any of its Subsidiaries.

                 (h) Promptly upon their becoming available, copies of all consolidated financial statements, reports, notices and proxy statements sent or made available generally by ATel or any Subsidiary of ATel to its security holders as security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by ATel or any of its Subsidiaries with any securities exchange or with the SEC and of all press releases and other statements made available generally by ATel or any Subsidiary of ATel to the public concerning material developments in the business of ATel and its Subsidiaries.

                 (i) Promptly upon any officer of ATel or any of its Subsidiaries obtaining knowledge (w) of any condition or event which constitutes a Default or Event of Default, or becoming aware that any Bank has given any notice or taken any other action with respect to a claimed Default or Event of Default under this Agreement, (x) that any Person has given any notice to ATel or any Subsidiary of ATel or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.04, or (y) of a material adverse change in the business, operations, properties, assets, nature of assets, condition (financial or otherwise) or prospects of ATel and its Subsidiaries taken as a whole, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Default, Event of Default, event or condition, or material adverse change, and what action ATel has taken, is taking and proposes to take with respect thereto.

                 (j) (i) Promptly upon any officer of ATel or its Subsidiaries obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting ATel or any of its Subsidiaries or any property of ATel or any of its Subsidiaries not previously disclosed to the Banks, which action, suit, proceeding, governmental investigation or arbitration seeks (or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which seek) recovery from ATel or any of its Subsidiaries aggregating $100,000 or more (exclusive of claims covered by insurance policies of ATel or any of its Subsidiaries unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), ATel shall give notice thereof to the Banks and provide such other information as may be reasonably available to enable the Banks and their counsel to evaluate such matters; (ii) as soon as practicable and in any event within 45 days after the end of each fiscal quarter, ATel shall provide a quarterly report to the Banks covering the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration (not previously reported) against or affecting ATel or any of its Subsidiaries or any property of ATel or any of its Subsidiaries not previously disclosed to the Banks, which action, suit, proceedings, governmental investigation or arbitration seeks (or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which seek) recovery from ATel or any of its Subsidiaries aggregating $100,000 or more (exclusive of claims covered by insurance policies of ATel or any of its Subsidiaries unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), and shall provide such other information at such time as may be reasonably available to enable the Banks and their counsel to evaluate such matters; (iii) in addition to the requirements set forth in clauses (i) and (ii) of this Section 5.01(j), ATel upon request shall promptly give notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered to the Banks pursuant to clause (i) or (ii) above to the Banks and provide such other information as may be reasonably available to it to enable the Banks and their counsel to evaluate such matters and (iv) promptly upon any officer of ATel or any of its Subsidiaries obtaining knowledge of any material dispute in respect of or the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration in respect of any material contract of ATel or any of its Subsidiaries, ATel shall give notice thereof to the Banks and shall provide such other information as may be reasonably available to enable the Banks and their counsel to evaluate such matters; provided, however, that ATel shall not be obligated to provide any information pursuant to this Section 5.01(j) to the extent that to do so would, in the reasonable opinion of counsel for ATel, waive or otherwise cause to be inoperative an attorney-client or similar privilege that is reasonably expected to be asserted in such action, suit, proceeding, governmental investigation or arbitration.

                 (k) To the extent reasonably requested by the Agent, as soon as practicable and in any event within ten days of the later of such request and the making of any such amendment or waiver, copies of amendments or waivers with respect to Indebtedness of ATel or any of its Subsidiaries, any Leases to which any of such Persons is a party.

                 (l) Advance notice of any purchase or sale of the capital stock of either Fresno MMDS Associates or Superchannels of Las Vegas, Inc.

                 (m) With reasonable promptness, such other information and data with respect to ATel or any of its Subsidiaries or any other similar entity in which ATel or any Subsidiary has an investment, as from time to time may be reasonably requested by any Bank.

                 5.02. Books, Records and Inspections. ATel will, and will cause each of its Subsidiaries to, keep true books of records and accounts in which full and correct entries will be made of all their business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP. ATel will, and will cause each of its Subsidiaries to, permit, upon reasonable prior notice to the chief financial officer, controller or any other Authorized Officer of ATel, officers and designated representatives of the Agent or any Bank to visit and inspect any of the properties or assets of ATel and any of its Subsidiaries in whomsoever's possession (subject to obtaining any required third party consents, which ATel shall use its reasonable best efforts to obtain), and to examine the books of account of ATel and any of its Subsidiaries and discuss the affairs, finances and accounts of ATel and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants (in the presence of such officers), all at such reasonable times and intervals and to such reasonable extent as the Agent or any Bank may reasonably request.

                 5.03. Maintenance of Property; Insurance. (a) ATel and each Subsidiary will exercise commercially reasonable efforts to maintain or cause to be maintained in good repair, working order and condition (subject to normal wear and tear) all properties used in its businesses and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof and will maintain and renew as necessary to operate its business in the ordinary course all easements, rights-of-way, licenses, permits and other clearances necessary to use and occupy such properties of ATel and each Subsidiary, as the case may be, including without limitation all licenses, permits and other authorizations or registrations issued by the FCC.

                 (b) ATel and each Subsidiary will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations to the extent that such types and such amounts of insurance are available at commercially reasonable rates. ATel or each Subsidiary, as applicable, will furnish to each Bank, upon reasonable request, information as to the insurance carried.

                 5.04. Payment of Taxes. All material taxes, assessments and governmental charges or levies imposed upon ATel or any of its Subsidiaries will be paid and discharged; provided that no such tax, assessment, charge, levy or claim shall be required to be paid to the extent that it is being diligently contested in good faith and by appropriate proceedings.

                 5.05. Corporate Franchises. ATel will do, and will cause each Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, rights and authority, except where such failure to keep in full force and effect such rights and authority would not have a Materially Adverse Effect.

                 5.06. Compliance with Statutes, etc. ATel will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than non-compliance which could not reasonably be expected to have a Materially Adverse Effect.

                 5.07.  ERISA.  ATel will furnish to each of the Banks:

                 (a) promptly upon ATel knowing or having reason to know of the occurrence of any (i) Termination Event, or (ii) "prohibited transaction," within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, which in the case of all such events described in clause (i) or (ii) results or could reasonably be expected to result in a liability of ATel or its ERISA Affiliates in the aggregate in excess of $100,000, a written notice specifying the nature thereof, what action ATel or its ERISA Affiliates have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor, PBGC or Multiemployer Plan sponsor with respect thereto.

                 (b) with reasonable promptness copies of (i) all notices received by ATel or any of its ERISA Affiliates of PBGC's intent to terminate any Title IV Plan or to have a trustee appointed to administer any Title IV Plan, the notice of which event is required pursuant to the preceding paragraph (a); (ii) upon the request of the Agent each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by ATel or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (iii) upon the request of the Agent, the most recent actuarial valuation report for each Title IV Plan; and (iv) all notices received by ATel or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, the notice of which event is required pursuant to the preceding paragraph (a).

                 5.08. Performance of Obligations. ATel will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of each mortgage, indenture, security agreement, other debt instrument and material contract by which it is bound or to which it is a party, except where such nonperformance would not have a Materially Adverse Effect.

                 5.09. End of Fiscal Years; Fiscal Quarters. ATel will, for financial reporting purposes, and will cause each of its Subsidiaries to, have its (i) fiscal years end on December 31, and (ii) fiscal quarters end on or about March 31, June 30, September 30 and December 31.

                 5.10. Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 4.05.

                 5.11. Security Interests. ATel and its Subsidiaries shall perform any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement) for filing in any appropriate jurisdiction under the provisions of the UCC, local law or any statute, rule or regulation of any applicable jurisdiction which are necessary in order to maintain or confirm in favor of the Collateral Agent for the ratable benefit of the Banks a valid and perfected Lien on the Collateral (including all assets of ATel acquired after the Effective Date which would have constituted Collateral as of the Effective Date), subject to no Liens except for any Prior Lien relating to such Collateral or other Liens which are expressly permitted under the applicable Security Document. ATel shall, as promptly as practicable after the filing of any financing statements referred to below, deliver to the Collateral Agent acknowledgment copies of, or copies of lien search reports confirming the filing of, financing statements duly filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the Lien created, or purported or intended to be created, by the Security Documents.

                 5.12.  Environmental Events.   (i)  ATel will promptly give
notice to the Agent upon becoming aware (a) of any violation of any Environmental Law, (b) of any inquiry, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability from any federal, state or local environmental agency, or (c) of the discovery of the release of any Hazardous Material at, on, under or from any of its properties or any facility or equipment in excess of reportable or allowable standards or levels under any Environmental Law, or in a manner and/or amount which could reasonably be expected to result in liability under any Environmental Law, in each case which would have a Materially Adverse Effect.

         (ii) In the event of the presence of any Hazardous Material on any of its properties which is in violation of, or which could reasonably be expected to result in liability under, any Environmental Law, in each case which would have a Materially Adverse Effect, ATel or any of its Subsidiaries, upon discovery thereof, shall take all necessary steps to initiate and expeditiously complete all remedial, corrective and other action to mitigate and eliminate any such adverse effect, and shall keep the Agent informed of their actions and the results.

                 5.13. Equal Security for Loans and Notes; No Further Negative Pledges. (a) If ATel shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired and whether or not such property or assets constitutes Collateral, other than Prior Liens relating to such Collateral or other Liens which are expressly permitted under the applicable Security Document, (unless prior written consent to the creation or assumption thereof shall have been obtained from the Agent and the Required Banks), it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured as long as any such Indebtedness shall be secured; provided that this covenant shall not be construed as consent by the Agent and the Required Banks to any violation by ATel of the provisions of
Section 6.03.

                 (b) Except with respect to prohibitions against other encumbrances on specific property encumbered to secure payment of particular Indebtedness permitted hereunder (which Indebtedness relates solely to the acquisition or improvement of such specific property), ATel shall not enter into any agreement prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

                 5.14. Pledge of Additional Collateral. Subject to Section 5.13(b), promptly, and in any event within 30 days after the acquisition of assets of the type that would have constituted Collateral (if the person acquiring such assets had executed an appropriate Security Document on the Effective Date) at the Effective Date (the "Additional Collateral"), ATel will take all necessary action, including delivering to the Agent an amended Annex 4.21(a) to this Credit Agreement and amended schedules to the Security Agreements, and the filing of appropriate financing statements under the provisions of the UCC, applicable foreign, domestic or local laws, rules or regulations in each of the offices where such filing is necessary or appropriate to grant to the Collateral Agent a perfected Lien in such Collateral pursuant to and to the full extent required by the Security Agreements and this Agreement. All actions taken by the parties in connection with the pledge of Additional Collateral, including, without limitation, costs of counsel for the Agent, shall be for the account of ATel, which shall pay all sums due on demand.

                 5.15. Channel Lessor Consents. The Credit Parties shall use commercially reasonable efforts to (i) on or before September 1, 1997 obtain Channel Lessor Consents with respect to its rights under non-assignable channel leases in the markets set forth on Column A on Annex 5.15 and deliver to the Agent an opinion of Gurman, Blask & Freedman or other counsel reasonably acceptable to the Agent, substantially in the form of Exhibit K with respect to the markets on Column B on Annex 5.15 and (ii) on or before December 1, 1997
(a) transfer all licenses relating to Systems held by any Credit Party that conducts business in the markets set forth on Column B on Annex 5.15 to a separate Subsidiary, which shall hold no other Collateral and (b) deliver to the Agent an opinion of Gurman, Blask & Freedman, or other FCC counsel reasonably acceptable to the Agent, substantially in the form of Exhibit K with respect to the markets on Column A on Annex 5.15. All Channel Lessor Consents shall be satisfactory to the Agent in form and substance.

                 5.16. Tower Registration. ATel shall file on a timely basis all information, reports or applications required to register with the FCC any towers that it owns on which are located any reception facilities owned by any entity.

                 5.17. Pledge of Las Vegas. At the Agent's request, ATel will take all necessary action to deliver to the Agent a first priority perfected security interest in the capital stock owned by ATel and its Subsidiaries of SuperChannels of Las Vegas, Inc., including, at the request of the Agent, a first priority perfected security interest in all of the capital stock of a newly formed subsidiary, which shall own all the capital stock of Superchannels of Las Vegas, Inc. owned by ATel and its subsidiaries.

                 5.18. Debt Warrant Exercise. Upon the exercise of any of the Debt Warrants in accordance with their terms and to the extent permitted by ATel's contractual obligations, the holders of such Debt Warrants shall be deemed a Bank hereunder and to own a Loan and a Loan Commitment in a principal amount equal to the amount of Debt Warrants exercised and ATel shall issue to such holder a Note in accordance with Section 1.05.

                 SECTION 6. Negative Covenants. ATel hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated and the Loans together with interest, fees and all other Obligations incurred hereunder are paid in full:

                 6.01. Changes in Business. ATel will not, and will not permit any of its Subsidiaries to, materially alter the character of its businesses from that conducted by ATel or such Subsidiary at the Effective Date.

                 6.02. Amendments or Waivers of Certain Documents. ATel will not, and will not permit any of its Subsidiaries to, amend or otherwise change the terms of any Indebtedness in a manner adverse to the Banks without the prior written consent of the Required Banks.

                 6.03. Liens. ATel will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon or with respect to any item constituting Collateral except for the Lien of the Security Documents relating thereto, the Prior Liens applicable thereto and other Liens expressly permitted by such Security Documents. ATel will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of ATel or such Subsidiary which does not constitute Collateral, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except the following (collectively referred to as "Permitted Encumbrances"):

                 (a) Liens upon real or tangible personal property acquired by ATel or its Subsidiaries after the date hereof; provided that (i) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, the cost of the item of property subject thereto, (ii) the principal amount of the Indebtedness does not exceed

100%, of the fair value (as determined in good faith by the board of directors of ATel) of the respective property at the time it was so acquired, (iii) such Lien does not extend to or cover any other property other than such item of property (and any renewal thereof, accession thereto or proceeds from the sale thereof) and (iv) the incurrence of such Indebtedness secured by such Lien is permitted by Section 6.04;

                 (b) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, landlords and other similar Liens arising by operation of law or otherwise, not waived in connection herewith, for amounts that are not yet due and payable or which are being diligently contested in good faith by ATel by appropriate proceedings;

                 (c) Attachment or judgment Liens individually or in the aggregate not in excess of $25,000 (exclusive of (i) any amounts that are duly bonded to the reasonable satisfaction of the Agent or (ii) any amount adequately covered by insurance as to which the insurance company has not disclaimed or disputed in writing its obligations for coverage);

                 (d) Liens for taxes, assessments or other governmental charges not yet due and payable or which are being diligently contested in good faith by ATel by appropriate proceedings;

                 (e) Deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance;

                 (f) Deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

                 (g) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of ATel or any Subsidiary;

                 (h) Liens previously existing on property acquired hereafter (other than Collateral) and assumed by ATel or any of its Subsidiaries in connection with such acquisition;

                 (i) Liens arising from precautionary UCC-1 financing statement filings regarding operating leases entered into in the ordinary course of business;

                 (j) Liens created by leases or subleases granted to third Persons by ATel or any of its Subsidiaries not interfering in any material respect with the business of ATel or any such Subsidiary; and

                 (k) Extensions and renewals of the foregoing permitted Liens; provided that the aggregate amount of such extended or renewed Liens is not increased and such extended or renewed Liens are on terms and conditions no more restrictive than the terms and conditions of the Liens being extended or renewed.

                 6.04. Indebtedness. ATel will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                 (a) Indebtedness incurred pursuant to the Credit Documents; provided that the aggregate Indebtedness incurred pursuant to this Agreement shall in no event exceed the Total Loan Commitments;

                 (b) $500,000 of Indebtedness, including Indebtedness incurred to finance the cost of the acquisition of real or personal tangible property (including Capital Leases); provided that such Indebtedness shall not exceed 100% of the fair value of such property; and provided, further, that such Indebtedness is not secured by any Lien other than a Lien referred to in clause
(a) of Section 6.03;

                 (c)  Contingent Obligations permitted under Section 6.11;

                 (d)  Existing Indebtedness;

                 (e) Indebtedness of a Wholly Owned Subsidiary of ATel to ATel; provided that such Indebtedness is held by ATel and the note evidencing such Indebtedness is pledged to the Collateral Agent;

                 (f) up to $750,000 of Indebtedness of Fresno MMDS Associates to ATel; provided that such Indebtedness is held by ATel and the note evidencing such Indebtedness is pledged to the Collateral Agent; and

                 (g) up to 250,000 of Indebtedness of American Telecasting of Seattle, Inc. to ATel; provided that the proceeds of such Indebtedness are used to purchase equipment, such Indebtedness is held by ATel and the note evidencing such Indebtedness is pledged to the Collateral Agent.

                 6.05. Advances, Investments and Loans. ATel will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person, except:

                 (a)  investments in Cash and Cash Equivalents;

                 (b) receivables owing to them and advances to customers and suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                 (c) to a Credit Party, in the ordinary course of business consistent with past practice;

                 (d) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                 (e) investments up to $1,300,000 in Superchannels of Las Vegas, Inc.; provided that the proceeds of such investment is used to pay accounts payable incurred in connection with the purchase of equipment;

                 (f) general payroll loans and advances to Fresno MMDS Associates and Superchannels of Las Vegas, Inc. made in the ordinary course of business consistent with past practices; provided that such loans and advances do not exceed, with respect to Fresno MMDS Associates, the amount specified in
Section 6.04(f) together with any Indebtedness incurred pursuant to Section 6.04(f), and, with respect to Superchannels of Las Vegas, Inc., the amount specified in Section 6.05(e) together with any investments made pursuant to
Section 6.05(c);

                 (g) investments and loans made pursuant to Section 6.04(f) and (g); and

                 (h) additional loans, advances and/or investments of a nature not contemplated by the foregoing clauses (a) through (d); provided that all loans, advances and investments made pursuant to this clause (g) shall not exceed $50,000 in the aggregate at any time outstanding; and provided, further, that all Securities or other instruments evidencing such loans, investments or advances shall be pledged pursuant to an appropriate Security Document in the event that such Securities or other instruments shall have been acquired for aggregate consideration in excess of $25,000.

                 6.06. Prepayments of Indebtedness, etc. ATel will not: (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms or provisions, to the extent any such amendment or modification would be adverse to the issuer thereof or to the interests of the Banks, of any of the Indebtedness (or any agreement relating thereto) of the type described in Section 6.04(b) or (d); (b) make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before such Indebtedness is due for the purpose of paying such Indebtedness when due) or exchange of any such Indebtedness; and/or (c) amend, modify or change any of its respective organizational documents, or any agreement entered into by ATel with respect to its capital stock, or enter into any new agreement with respect to capital stock of ATel the result of which is reasonably likely to be adverse to the interest of the Banks.

                 6.07. Dividends, etc. ATel will not, and will not permit any of its Subsidiaries to, declare or pay any dividends or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for any consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or make any loans or advances to Affiliates of ATel, or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of ATel or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing, "Dividends"), except that (i) any Subsidiary of ATel may pay Dividends to ATel and (ii) any Subsidi-ary of ATel may pay to ATel any amounts required for the payment of any taxes payable (x) by ATel or (y) by ATel and/or its Subsidiaries on a consolidated, combined or unitary basis; provided that, with respect to both (i) and (ii) above, no Default or Event of Default exists at the time of and after giving effect to any such payment.

                 6.08. Transactions with Affiliates. ATel will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate of ATel other than on terms and conditions substantially as favorable to ATel or such Subsidiary as would be obtainable by ATel or such Subsidiary at the time in a comparable arm's-length transaction with an Affiliate; provided that the foregoing restrictions shall not apply to transactions between ATel and any of its Wholly-Owned Subsidiaries.

                 6.09. Issuance of Subsidiary Stock. ATel will not permit any of its Subsidiaries directly or indirectly to issue, sell, assign, pledge or otherwise encumber or dispose of any shares of its capital stock or other securities (or warrants, rights or options to acquire capital stock or convertible securities or other equity securities) of such Subsidiary other than to ATel or a Wholly Owned Subsidiary of ATel.

                 6.10. Disposition of Assets. ATel will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of all or any part of its interest in any asset other than (i) Inventory in the ordinary course of business, (ii) excess, obsolete or worn-out property disposed of in the ordinary course of business, (iii) commercially reasonable dispositions of assets; provided however, that (x)(a) such dispositions are for fair market value, (b) at least 80% of the consideration for such dispositions is in the form of Cash or Cash Equivalent and is used to pay down the Loans, and (c) the consideration for such disposition that is not in the form of Cash or Cash Equivalent is pledged to the Collateral Agent, or
(y)(a) such dispositions are Systems for fair market value and are not in excess of 50,000 number of line of site homes in any single transaction and 300,000 number of line of site homes in the aggregate, (b) the consideration for such dispositions that is in the form of Cash or Cash Equivalents is used to pay down the loans, and (c) the consideration for such dispositions that is not in the form of Cash or Cash Equivalents is pledged to the Collateral Agent, or (z)(a) the consideration received is assets of equal or greater value than the greater of the fair market value or the liquidation value of the assets disposed, (b) the Collateral Agent consents to such asset disposition, which consent will not be unreasonably withheld, and
(c) the value of the Collateral as a whole has not adversely been affected,
(iv) the disposition of assets listed on Annex 6.10; provided however, that with respect to the dispositions listed under column A thereof, the consideration for such disposition is used to pay down the Loans and pays the Obligations in full, and (v) other dispositions of assets that do not constitute Collateral; provided, however, that (a) such other dispositions are for fair market value, (b) at least 75% of the consideration for such other dispositions is in the form of Cash or Cash Equivalents and (c) such consideration is either (1) reinvested in the business of ATel or its Subsidiaries or (2) used to pay down the Loans. To the extent any asset sale permitted by this Section 6.10 shall include Collateral, such asset shall be released upon satisfaction of the applicable conditions of this Section 6.10 and the applicable General Security Agreement.

                 6.11. Contingent Obligations. ATel will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or become or be liable with respect to any Contingent Obligation except:

                 (i) guarantees resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

                 (ii) damage bonds currently existing or required to proceed with new construction incurred in the ordinary course of business; and

                 (iii) other Contingent Obligations not to exceed $25,000 outstanding at any one time.

                 6.12. ERISA. ATel will not, and will not permit any of its ERISA Affiliates to:

                 (i) engage in any transaction in connection with which ATel or any of its ERISA Affiliates could be subject to either a tax imposed by Section 4975(a) of the Code or the corresponding civil penalty assessed pursuant to Section 502(i) of ERISA, which penalties and taxes for all such transactions could reasonably be expected to be in an aggregate amount in excess of $100,000;

                 (ii) permit to exist any accumulated funding deficiency, for which a waiver has not been obtained from the

         Internal Revenue Service, with respect to any Pension Plan;

                 (iii) permit to exist any failure to make contributions or any unfunded benefits liability which creates, or with the passage of time would create, a statutory lien or requirement to provide security under ERISA or the Code in favor of the PBGC or any Pension Plan, Multiemployer Plan or other entity;

                 (iv) permit the sum of the amount of unfunded benefit liabilities (determined in accordance with Statement of Financial Accounting Standards No. 35) under all Title IV Plans (excluding each Title IV Plan with an amount of unfunded benefit liabilities of zero or less) to exceed $100,000 for a period in excess of twelve months; or

                 (v) fail to make any payment to any Multiemployer Plan that it or any of its ERISA Affiliates may be required to make under such Multiemployer Plan, any agreement relating to such Multiemployer Plan, or any law pertaining thereto.

                 (vi) As used in this Section 6.12, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the term "amount of unfunded benefit liabilities" has the meaning specified in Section 4001(a)(18) of ERISA.

                 6.13. Sale or Discount of Receivables. ATel will not, nor will it permit any of its Subsidiaries to, sell, with or without recourse, or discount (other than in connection with trade discounts in the ordinary course of business consistent with past practice) or otherwise sell for less than the face value thereof, notes or accounts receivable.

                 6.14. Additional System Agreements. No Credit Party shall enter into any System Agreement after the Closing Date unless such System Agreement shall be assignable by its terms as Pledged Collateral pursuant to the General Security Agreements; provided that this Section 6.14 shall not apply to System Agreements which are unassignable in their entirety pursuant to the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 SECTION 7. Events of Default. Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

                 7.01. Payments. ATel shall (i) default in the payment when due of any principal of the Loans, (ii) default, and such default shall continue for two or more Business Days, in the payment when due of any interest on the Loans or under any other Credit Document or (iii) fail to pay any other amounts owing hereunder for five days after receiving notice thereof; or

                 7.02. Representations, etc. Any written representation, warranty or statement made or deemed made by ATel herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                 7.03. Covenants. ATel shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 5.13, 5.14 or 5.15 or Section 6 hereof or (b) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any Security Agreement (other than those referred to in Section 7.01, 7.02 or clause (a) of this Section 7.03) and such default shall continue unremedied for a period of at least thirty days after ATel has actual knowledge of such default; or

                 7.04. Default Under Other Agreements. (a) ATel shall (i) default in any payment with respect to any Indebtedness (other than Obligations) having a principal amount in excess of $25,000 individually or $50,000 in the aggregate, for ATel and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity or (iii) any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit any other party to any such agreement to cause, the termination of such agreement or the imposition of a monetary penalty in excess of $25,000 or a material limitation on ATel's rights under such agreement; or (b) any Indebtedness of ATel or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment (but not including any prepayment required by reason of sale of assets, excess cash flow, change of control or other customary mandatory prepayment events), prior to the stated maturity thereof.

                 7.05. Bankruptcy, etc. ATel or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against ATel or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of ATel or any of its Subsidiaries; or ATel or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to ATel or any of its Subsidiaries; or there is commenced against ATel or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or ATel or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or ATel or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or ATel or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by ATel or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                 7.06.  ERISA.  (i)  Any "reportable event" as described in
Section 4043 of ERISA or the regulations thereunder (excluding those events for which the requirement for notice has been waived by the PBGC) which could reasonably be expected to result in the termination of any Title IV Plan shall have occurred or a condition described in Section 4042 of ERISA shall exist by reason of which the PBGC would be entitled to cause the termination of a Title IV Plan or to obtain the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Title IV Plan; or

                 (ii) A trustee shall be appointed by a United States District Court to administer any Title IV Plan; or

                (iii) The PBGC shall institute proceedings to terminate any Title IV Plan or to appoint a trustee to administer any Title IV Plan; or

                 (iv) ATel or any of its ERISA Affiliates shall become liable to the PBGC or any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Title IV Plan; or

                  (v) ATel or any of its ERISA Affiliates shall become liable to any Multiemployer Plan under Section 4201 et seq. of ERISA;

if the sum of each of ATel's and its ERISA Affiliates' various liabilities (such liabilities to include, without limitation, any liability to the PBGC or to any other party under Section 4062, 4063 or 4064 of ERISA with respect to any Title IV Plan, or to any Multiemployer Plan under Section 4201 et seq. of ERISA, and to be calculated after giving effect to the tax consequences thereof) as a result of such events listed in subclauses (i) through (v) above exceeds $500,000 and is unpaid for a period of 45 days; or

                 7.07. Security Documents. The Security Documents shall cease to be in full force and effect in all material respects, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons other than Prior Liens subject to such Collateral and subject to no other Liens except for Liens which are expressly permitted under the applicable Security Document; or

                 7.08. Guarantees. The Guarantees (prior to their termination in accordance with the terms thereof) or any provisions thereof shall cease to be in full force or effect in all material respects, or any Guarantor thereunder or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such Guarantee or any Guarantor shall default in the due performance or observance of any term, covenant or agreement for the payment of money on its part to be performed or observed pursuant to any Guarantee; or

                 7.09. Judgments. One or more judgments or decrees shall be entered against ATel or any of its Subsidiaries involving a liability of $25,000 or more in the case of any one such judgment or decree and $50,000 or more in the aggregate for all such judgments and decrees for ATel and its Subsidiaries (in either case in excess of the amount covered by insurance as to which the insurance company has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                 7.10. Ownership. (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all shares that such person has a right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the capital stock or voting power of ATel; (ii) individuals who constituted the Board of Directors of ATel on the Effective Date (together with any new directors whose proposal for election by the shareholders of ATel was approved by a vote of 51% of the directors of ATel then still in office who either were directors on the Effective Date or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the members of the Board of Directors of ATel still in office; (iii) any "person" or "group" (as defined in clause (i) above) shall have the right to designate or ability to appoint or nominate a majority of the members of the Board of Directors of ATel; (iv) ATel conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly owned Subsidiary of ATel; or (v) the approval by stockholders of ATel of any plan or proposal for the liquidation, dissolution or winding up of ATel;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the Required Banks, by written notice to ATel, take any or all of the following actions, without prejudice to the rights of the Agent or any Bank to enforce its claims against ATel, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 7.05 shall occur, with respect to ATel, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Loan Commitments terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any accrued and unpaid Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and accrued interest in respect of all Loans and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by ATel; and/or (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the remedies created pursuant to the Security Documents. If an Event of Default is cured or waived in accordance with the terms of this Agreement, it ceases (and, if waived, pursuant to the terms, and to the extent, of such waiver).

                 SECTION 8. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                 "Additional Collateral" has the meaning provided in Section
5.15.

                 "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by, or under direct or indirect common control with such Person; provided that neither Indosuez nor any Affiliate of Indosuez shall be deemed to be an Affiliate of ATel. A Person shall be deemed to control a corporation for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" means Indosuez, or any successor thereto appointed in accordance herewith, in its capacity as agent and collateral agent for the Banks.

                 "Agent's Office" means the office of the Agent located at 1211 Avenue of the Americas, New York, New York 10036, or such other office in New York as the Agent may hereafter designate in writing as such to the other parties hereto.

                 "Asset Sale" means the sale, transfer or other disposition, to the extent consummated after the Effective Date, by ATel or any Subsidiary of ATel to any Person other than ATel or any Wholly-Owned Subsidiary of ATel of any asset of ATel or such Subsidiary (other than sales, transfers or other business dispositions of Inventory in the ordinary course of business and/or of excess, obsolete or worn-out property disposed of in the ordinary course of business and/or sales, transfers or dispositions in compliance with Section 6.10(iii)(z)).

                 "ATel" means American Telecasting, Inc., a Delaware corporation.

                 "Authorized Officer" means any senior officer of ATel, designated as such in writing to the Agent by ATel, to the extent acceptable to the Agent.

                 "Bank" has the meaning provided in the first paragraph of this Agreement in Section 10.04 and any other party that becomes a Bank pursuant to
Section 5.18.

                 "Bankruptcy Code" has the meaning provided in Section 7.05.

                 "Board of Directors" of any Person means the board of directors or similar entity of such Person.

                 "Bond Appreciation Rights" means the Bond Appreciation Rights Certificate relating to the Senior Discount Notes 2004 dated the date hereof and executed by ATel.

                 "Borrower" means ATel.

                 "Borrowing" means the incurrence pursuant to a Notice of Borrowing and to the Loan Facility of a Loan by ATel from all of the Banks on a pro rata basis on a given date.

                 "BTA" means "basic trading area," as defined by the FCC.

                 "BTA Licenses" means BTA licenses issued by the FCC for wireless cable channel authorizations in BTAs.

                 "Business Day" means any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

                 "Capital Lease" of any Person means any Lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person, together with any renewals of such leases (or entry into new leases) on substantially similar terms.

                 "Capitalized Lease Obligations" of any Person means all obligations under Capital Leases of such Person or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                 "Cash" means money, currency or a credit balance in a Deposit Account.

                 "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than three years from the date of acquisition, (ii) marketable direct obligations issued by any State of the United States of America or any local government or other political subdivision thereof rated (at the time of acquisition of such security) at least AA by Standard & Poor's Corporation ("S&P") or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") having maturities of not more than one year from the date of acquisition, (iii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (z) any bank whose short-term commercial paper rating (at the time of acquisition of such security) by S&P is at least A-1 or the equivalent thereof or by Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iv) commercial paper and variable or fixed rate notes issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper and variable rate notes issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating (at the time of acquisition of such security) of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long-term unsecured debt rating (at the time of acquisition of such security) of at least AA or the equivalent thereof by S&P or the equivalent thereof by Moody's and in each case maturing within one year after the date of acquisition and (v) repurchase agreements with any Bank or any primary dealer maturing within one year from the date of acquisition that are fully collateralized by investment instruments that would oth-erwise be Cash Equivalents; provided that the terms of such repurchase agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

                 "Change of Control" has the meaning assigned to that term in
Section 7.10.

                 "Channel Lessor Consent" means a Channel Lessor Consent substantially in the form of Exhibit J hereto.

                 "Closing Date" means the date of initial funding of the Loans.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                 "Collateral" means all of the Pledged Collateral and Pledged Securities.

                 "Collateral Agent" means Indosuez in its capacity as collateral agent for the Banks.

                 "Commitment" means, with respect to each Bank, such Bank's Loan Commitment.

                 "Common Stock" means the common stock, $.01 par value, of ATel.

                 "Compliance Certificate" means a certificate issued pursuant to Section 5.01(f) signed by a chief financial officer, controller, chief accounting officer or other Authorized Officer of ATel.

                 "Confidential Information" means information delivered to a Bank by or on behalf of ATel in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled when received by such Bank as being confidential information, provided that such term does not include information
(i) that was publicly known or otherwise known to the Bank prior to the time of such disclosure, (ii) that subsequently becomes publicly known through no act or omission by the Bank or any Person acting on the Bank's behalf, (iii) that otherwise becomes known to the Bank other than through disclo-sure by ATel, or (iv) that constitutes financial statements delivered to the Bank that are otherwise publicly available.

                 "Contingent Obligations" means, as to any Person, without duplication, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum amount that such Person may be obligated to expend pursuant to the terms of such Contingent Obligation or, if such Contingent Obligation is not so limited, the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                 "Credit Agreement" means this Credit Agreement, as the same may after its execution be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                 "Credit Documents" means (i) this Credit Agreement, (ii) each Note, (iii) the Security Documents, (iv) the Escrow Agreement, (v) the Management Subordination Agreement and (vi) the Guarantees.

                 "Credit Party" means at all times ATel and each Subsidiary thereof that pledges any stock, grants any Lien or issues any guarantee pursuant to any Credit Document.

                 "Currency Protection Agreement" shall mean any foreign exchange contract, currency swap agreement, or other financial agreements or arrangements designed to protect ATel against fluctuations in currency values.

                 "Debt Warrants" means the aggregate of 141,667 Debt Warrants to purchase $6.00 Principal amount of Loan dated the date hereof and executed by ATel.

                 "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                 "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                 "Dividends" has the meaning provided in Section 6.07.

                 "Dollars" means United States Dollars.

                 "Effective Date" has the meaning provided in Section 10.10.

                 "Environmental Laws" means the common law and all federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous constituent substances or wastes, including, without limitation, petroleum, including crude oil or any fraction thereof, any petroleum product or any other Hazardous Materials, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata),
(ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, (iii) underground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom, and (iv) human exposure to radio frequency (RF) radiation.

                 "Equity Warrants" means the aggregate of 141,667 Warrants to purchase shares of Class A Common Stock dated the date hereof and executed by ATel.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                 "ERISA Affiliate" means any entity, whether or not incorporated, which is under common control or would be considered a single employer with ATel within the meaning of Section 414(b), (c) or (m) of the Code and regulations promulgated under those sections or within the meaning of section 4001(b) of ERISA and regulations promulgated under that section.

                 "Escrow Agent" means Banque Indosuez, New York Branch.

                 "Escrow Agreement" means the Escrow Agreement dated as of the Closing Date between ATel and the Escrow Agent, substantially in the form of Exhibit G hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Event of Default" has the meaning provided in Section 7.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Existing Indebtedness" has the meaning set forth in Section 3.01(k).

                 "FCC" means the Federal Communications Commission or any Governmental Authority which succeeds to the duties and functions presently performed by such Commission.

                 "Federal Funds Rate" means on any one day the weighted average of the rate on overnight Federal funds transactions with members of the Federal Reserve System only arranged by Federal funds brokers as published as of such day by the Federal Reserve Bank of New York, or if not so published, the rate then used by first class banks in extending overnight loans to other first class banks.

                 "Final Maturity Date" means the one year anniversary of the Closing Date.

                 "Financing Proceeds" means the Cash (other than Net Cash Proceeds) received by ATel, directly or indirectly, from any financing transaction of whatever kind or nature, including without limitation from any incurrence of Indebtedness, any mortgage or pledge of an asset or interest therein (including a transaction which is the substantial equivalent of a mortgage or pledge), from the sale of tax benefits, from a lease to a third party and a pledge of the lease payments due thereunder to secure Indebtedness, from the formation of a joint venture arrangement, from an exchange of assets and a sale of the assets received in such exchange, or any other similar arrangement or technique whereby ATel obtains Cash in respect of an asset, net of direct costs associated therewith.

                 "Fresno Note" means the note issued by Fresno MMDS Associates in the principal amount of $8,500,000 in connection with the Amended and Restated Revolving Credit Agreement between Fresno MMDS Associates and First Union National Bank of North Carolina dated as of September 30, 1994.

                 "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Effective Date, it being understood and agreed that determinations in accordance with GAAP for purposes of Section 6, including defined terms as used therein, are subject (to the extent provided therein) to Section 10.07(a).

                 "General Security Agreements" means and includes the General Security Agreements executed and delivered by ATel and the Guarantors substantially in the form of Exhibit C-1 hereto and any other general security agreements delivered pursuant to Section 5.11 or 5.14.

                 "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantee" means the guarantee by the Guarantors of all of the Obligations of the Borrower hereunder, substantially in the form of Exhibit H hereto.

                 "Guarantor" means each of the Subsidiaries of ATel other than Superchannels of Las Vegas, Inc., Fresno MMDJ Associates, FMA License Subsidiary, Inc., and American Telecasting of Seattle, Inc.

                 "Governmental Licenses" shall have the meaning set forth in the General Security Agreements.

                 "Hazardous Materials" has the meaning provided in Section
4.20.

                 "Indebtedness" of any Person means, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed by such first Person, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all obligations of such Person under Currency Protection Agreements and Interest Rate Agreements and (viii) all Contingent Obligations of such Person; provided that Indebtedness shall not include trade payables, accrued expenses, accrued dividends and accrued income taxes, in each case arising in the ordinary course of business.

                 "Indosuez" means Banque Indosuez, New York Branch.

                 "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which ATel is a party, designed to protect ATel or any of its Subsidiaries against fluctuations in interest rates.

                 "Inventory" means all of the inventory of ATel including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in ATel's business; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and
(iii) all goods returned or repossessed by ATel.

                 "ITFS" means Instructional Television Fixed Service, a class of television service licensed by the FCC for the primary transmission of instructional and cultural material to receiving stations and which may also be leased for wireless cable operations.

                 "Lease" means any lease, sublease, franchise agreement, license, occupancy or concession agreement.

                 "License Agreements" means, collectively, the instruments and agreements pursuant to which the Credit Parties have been granted the rights and privileges (excluding FCC licenses but including any other Governmental Licenses) to construct and operate the System indicated on Annex 4.21(a).

                 "Lien" means any mortgage, pledge, security interest, encumbrance, lien, claim, hypothecation, assignment for security or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                 "Loan Commitment" means, with respect to each Bank, the amount set forth below such Bank's name on the signature pages hereto directly below the column entitled " Loan Commitment," as the same may be reduced from time to time pursuant to Sections 2.02 and/or 7, and as the same may be increased in accordance with the terms of the Debt Warrant and Section 5.18 hereof.

                 "Loan Commitment Termination Date" means the Business Day immediately preceding the Final Maturity Date.

                 "Loan Facility" means the credit facility evidenced by the Total Loan Commitment.

                 "Loans" has the meaning provided in Section 1.01.

                 "Management Subordination Agreement" means a Management Subordination Agreement substantially in the form of Exhibit I hereto.

                 "Materially Adverse Effect" means, (i) with respect to ATel, any materially adverse effect with respect to the operations, business, properties, assets, nature of assets, liabilities (contingent or otherwise), financial condition or prospects of ATel, taken as a whole, or (ii) any fact or circumstance (whether or not the result thereof would be covered by insurance) as to which singly or in the aggregate there is a reasonable likelihood of (y) a materially adverse change described in clause (i) with respect to ATel, or
(z) the inability of ATel to perform in any material respect its obligations hereunder or under any of the other Credit Documents or the inability of the Banks to enforce in any material respect their rights purported to be granted hereunder or under any of the other Credit Documents or the Obligations (including realizing on the Collateral).

                 "MDS" means Multipoint Distribution Service, an omnidirectional, one way domestic transmission service licensed by the FCC, rendered on microwave frequencies from a single fixed transmitter location simultaneously to multiple receiving facilities used primarily for the distribution of television entertainment programming.

                 "MMDS" means Multichannel Multipoint Distribution Service, an omnidirectional, one way domestic transmission service licensed by the FCC rendered on microwave frequencies from a single fixed transmitter location simultaneously to multiple receiving facilities used primarily for the distribution of television entertainment programming.

                 "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA with respect to which either ATel or its respective ERISA Affiliates is or has been required to contribute.

                 "Net Cash Proceeds" means with respect to any Asset Sale in excess of $50,000, the aggregate cash payments received by ATel from such Asset Sale, net of direct expenses of sale; provided that, with respect to taxes, expenses shall only include taxes to the extent that taxes are payable in cash in the current year or in the next succeeding year with respect to the current year as a result of such Asset Sale; provided that Net Cash Proceeds shall not include any amounts or items included in the definition of Financing Proceeds or Net Financing Proceeds.

                 "Net Financing Proceeds" means Financing Proceeds, net of direct expenses of the transaction and net of taxes (including income taxes) currently paid or payable in cash as a result thereof in the current year or in the next succeeding year with respect to the current year as a result of the transaction generating Net Financing Proceeds.

                 "Notes" has the meaning provided in Section 1.05.

                 "Notice of Borrowing" has the meaning provided in Section
1.03.

                 "Obligations" means all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document or secured by any Security Document.

                 "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its President or one of its Vice Presidents and by its Chief Financial Officer or its Treasurer or any Assistant Treasurer; provided that every Officers' Certificate with respect to compliance with a condition precedent to the making of any Loan hereunder shall include (i) a statement that the officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                 "Officers' Solvency Certificate" means the Officers' Solvency Certificate in the form set forth as Exhibit F hereto.

                 "Option Agreement" means the Option Agreements dated as of the date hereof and executed by ATel.

                 "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                 "Pension Plan" means any pension plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which is or has been maintained by or to which contributions are or have been made by ATel or any of its ERISA Affiliates.

                 "Permitted Encumbrances" has the meaning provided in Section 6.03.

                 "Person" means any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                 "Pledge Agreements" means and includes the Securities Pledge Agreements substantially in the form of Exhibit C-2 hereto executed by ATel and the appropriate Subsidiaries of ATel, and any other securities pledge agreements delivered pursuant to Section 5.11 or 5.14.

                 "Pledged Collateral" means all the Pledged Collateral as defined in each of the General Security Agreements.

                 "Pledged Securities" means all the Pledged Collateral as defined in each of the Pledge Agreements.

                 "Prior Liens" means Liens which pursuant to the terms of any Security Document are permitted to be prior to the Lien of such Security Document.

                 "Projected Financial Statements" has the meaning provided in
Section 4.10(c).

                 "Real Property" means all right, title and interest of ATel or any of its Subsidiaries (including, without limitation, any leasehold estate) in and to a parcel of real property owned or operated by ATel or any of its Subsidiaries together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

                 "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date hereof and executed by ATel and the holders thereof.

                 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                 "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                 "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                 "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                 "Required Banks" means at any time Banks holding at least 51% of the Total Loan Commitments held by Banks; provided that for the purposes of
Section 3, the requirement that any document, agreement, certificate or other writing is to be satisfactory to the Required Banks shall be satisfied if (x) such document, agreement, certificate or other writing was delivered in its final form to the Banks prior to the Effective Date (or if amended or modified thereafter, the Agent has reasonably determined such amendment or modification not to be material), (y) such document, agreement, certificate or other writing is satisfactory to the Agent and (z) Banks holding more than 33-1/3% of the Total Loan Commitments held by Banks have not objected in writing to such document, agreement, certificate or other writing to the Agent prior to the Effective Date.

                 "SEC" means the Securities and Exchange Commission or any successor thereto.

                 "SEC Regulation D" means Regulation D as promulgated under the Securities Act, as the same may be in effect from time to time.

                 "Secured Parties" has the meaning specified in the Security Documents.

                 "Securities" means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                 "Security Documents" means each of the Pledge Agreements, the General Security Agreements and any other documents utilized to pledge as Collateral for the Obligations or any property or assets of ATel of whatever kind or nature.

                 "State and Local Real Property Disclosure Requirements" means any state or local laws requiring notification of the buyer of real property, or notification, registration, or filing to or with any state or local agency, prior to the sale of any Real Property or transfer of control of an entity, of the actual or threatened presence or release into the environment, or the use, disposal, or handling of Hazardous Materials on, at, under, or near the real property to be sold or the entity for which control is to be transferred.

                 "Subsidiary" of any Person means and includes (i) any corporation 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has a 50% or more equity interest at the time.

                 "System" means, collectively, the MMDS, MDS, ITFS and other similar television distribution and reception systems (including any non-video service provided over such facilities) constructed and operated, or to be constructed and operated, by the Credit Parties to provide a wireless cable service pursuant to the System Agreements and all rights incident or appurtenant to such System Agreements.

                 "System Agreements" means, collectively, all material instruments, leases, licenses, permits and agreements of the Credit Parties, now existing or hereafter acquired or obtained, relative to the construction and operation of the System.

                 "Taxes" has the meaning provided in Section 2.04.

                 "Termination Event" means (i) a "reportable event" described in Section 4043 of ERISA or in the regulations thereunder (excluding events for which the requirement for notice of such reportable event has been waived by the PBGC) with respect to a Title IV Plan, or (ii) the withdrawal of ATel or any of its ERISA Affiliates from a Title IV Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
(iii) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a Title IV Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings by the PBGC to terminate a Title IV Plan or to appoint a trustee to administer a Title IV Plan, or (v) any other event or condition which might constitute reasonable grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan, or (vi) the complete or partial withdrawal (within the meaning of Sections 4203 and 4205, respectively, of ERISA) of ATel or any of its ERISA Affiliates from a Multiemployer Plan, or (vii) the insolvency or reorganization (within the meaning of Sections 4245 and 4241, respectively, of ERISA) or termination of any Multiemployer Plan, or

(viii) the failure to make any payment or contribution to any Pension Plan or Multiemployer Plan or the making of any amendment to any Pension Plan which could result in the imposition of a lien or the posting of a bond or other security.

                 "Title Company" means such title insurance company or abstract company as shall be designated by the Agent.

                 "Title IV Plan" means any plan (other than a Multiemployer
Plan) described in Section 4021(a) of ERISA, and not excluded under Section 4021(b) of ERISA, which is or has been maintained by, or to which contributions are or have been made by, ATel or any of its ERISA Affiliates.

                 "Total Loan Commitments" means the sum of the Loan Commitments of each of the Banks, which shall not exceed $17,000,000, unless permitted by ATel's then outstanding contractual obligations.

                 "UCC" means the Uniform Commercial Code as in effect in the State of New York.

                 "Unutilized Commitment" for any Bank at any time means the unutilized Loan Commitment of such Bank.

                 "Voting Stock" means, with respect to any Person, capital stock entitled to vote in the election of directors or equivalent persons of such Person.

                 "Wholly Owned Subsidiary" of any Person means any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

                 "Written" or "in writing" means any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

                 SECTION 9.  The Agent.

                 9.01. Appointment. Each Bank hereby irrevocably designates and appoints Indosuez as Agent (such term to include the Agent acting as Collateral Agent or in any other representative capacity under any other Credit Document) of such Bank to act as specified herein and in the other Credit Documents and each such Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this

Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 9. Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against the Agent. The provisions of this Section 9 are solely for the benefit of the Agent and the Banks, and ATel shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Credit Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for ATel.

                 9.02. Delegation of Duties. The Agent may execute any of its duties under this Credit Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by
Section 9.03.

                 9.03. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Credit Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties by ATel, any Subsidiary of ATel or any of their respective officers contained in this Credit Agreement, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Credit Agreement or any other Document or for any failure of ATel or any Subsidiary of ATel or any of their respective officers to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement, or to inspect the properties, books or records of ATel or any Subsidiary of ATel. The Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Banks or by or on behalf of ATel to the Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

                 9.04. Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to ATel), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement and the other Credit Documents in accordance with a request of the Required Banks (or to the extent specifically provided in Section 10.12, all the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

                 9.05. Notice of Default. The Agent shall not be deemed to have knowledge of the occurrence of any Default or Event of Default, other than a default in the payment of principal or interest on the Loans hereunder unless it has received notice from a Bank or ATel referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the

Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                 9.06. Non-Reliance on Agent and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of ATel or any Subsidiary of ATel, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of ATel and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Credit Agreement and the other agreements contemplated hereby. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of ATel and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of ATel or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                 9.07. Indemnification. The Banks agree to indemnify the Agent in its capacity as such or in any other representative capacity under any other Credit Document ratably according to their aggregate Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by ATel or any of its Subsidiaries; provided that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this
Section 9.07 shall survive the payment of all Obligations.

                 9.08. The Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with ATel, its Subsidiaries and other Affiliates of ATel as though the Agent were not the Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

                 9.09. Successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Credit Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

                 9.10. Resignation by Agent. (A) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving 15 Business Days' prior written notice to ATel and the Banks. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to subsections B and C below or as otherwise provided below.

                 (B) Upon any such notice of resignation of the Agent, the Required Banks shall appoint a successor Agent acceptable to ATel and which shall be an incorporated bank or trust company or other qualified financial institution with operations in the United States and total assets of at least $1 billion.

                 (C) If a successor Agent shall not have been so appointed within said 15 Business Day period, the resigning Agent with the consent of ATel shall then appoint a successor Agent (which shall be an incorporated bank or trust company or other qualified financial institution with operations in the United States and total assets of at least $1 billion) who shall serve as Agent until such time, if any, as the Required Banks appoint a successor Agent as provided above.

                 (D) If no successor Agent has been appointed pursuant to subsection B or C by the 20th Business Day after the date such notice of resignation was given by the resigning Agent, such Agent's resignation shall become effective and the Required Banks shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Required Banks appoint a successor Agent as provided above.

                 SECTION 10.  Miscellaneous.

                 10.01. Payment of Expenses, etc. ATel agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel and communications legal counsel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and of the Agent, and, following the occurrence of a Default, each of the Banks in connection with any amendment, waiver or consent relating to the Credit Documents and with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and dis-bursements of counsel for the Agent, and, following the occurrence of a Default, each of the Banks) with prior notice to ATel of the engagement of any counsel and the fees and expenses of any appraisers or any consultants or other advisors engaged with prior notice to ATel of any such engagement with respect to environmental or other matters; (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including, without limitation, any and all losses, liabilities, claims, damages or expenses arising under Environmental Laws) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Bank is a party thereto) related to the entering into and/or performance of any Document or the use of the proceeds of any Loans hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                 10.02. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to ATel or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of ATel against and on account of the Obligations and liabilities of ATel to such Bank under this Credit Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of ATel purchased by such Bank pursuant to Section 10.06(b), and all other claims of any nature or description arising out of or connected with this Credit Agree-ment or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                 10.03. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to ATel, to American Telecasting, Inc., 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919, Attention: President, with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022,
Attention: Randall Doud, Esq. and McDermott, Will & Emery, 1850 K Street, N.W., Suite 450, Washington, D.C. 20006-2296, Attention: Robert Jensen, Esq.; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective two days after being deposited in the mails, when delivered to the telegraph company, cable company or overnight courier, as the case may be, or when sent by telex or telecopier, except that notices and communications to the Agent shall not be effective until received by the Agent.

                 10.04. Benefit of Credit Agreement. (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, all future holders of the Notes, and their respective successors and assigns; provided (A) that ATel may not assign or transfer any of its interests hereunder without the prior written consent of the Banks; and
(B) that the rights of each Bank to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in this Section 10.04; provided that nothing in this Section 10.04 shall prevent or prohibit any Bank from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and (ii) granting participations in or assignments of such Bank's Loans, Notes and/or Commitments hereunder to (x) its parent company and/or (y) any Affiliate of such Bank that is at least 50% owned by such Bank or its parent company and/or (z) an entity managed by one of the persons specified in clauses (x) or (y) above.

                 (b) Each Bank shall have the right to transfer, assign or grant participations in all or any part of its remain-ing Loans, Notes and/or Commitments hereunder on the basis set forth below in this clause (b). Each Bank may furnish any information concerning ATel in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

                 (A) Assignments. Each Bank, with the written consent of the Agent, which shall not be unreasonably withheld, which shall be evidenced on the notice in the form of Exhibit D-1 hereto, may assign pursuant to an Assignment Agreement substantially in the form of Exhibit D-2 hereto all or a portion of its Loans, Notes and/or Commitments hereunder pursuant to this clause (b)(A) to (x) one or more Banks or (y) one or more accredited investors (as defined in SEC Regulation D). Any assignment pursuant to this clause (b)(A) will become effective five Business Days after the Agent's receipt of (i) a written notice in the form of Exhibit D- 1 hereto from the assigning Bank and the assignee Bank and (ii) a processing and recordation fee of $2,000 from the assigning Bank in connection with the Agent's recording of such sale, assignment, transfer or negotiation; provided that such fee shall only be payable if the assignment is between a Bank and a party that is not a Bank prior to the assignment. ATel shall issue new Notes to the assignee in conformity with Section 1.05 and the assignor shall return the old Notes to ATel. Upon the effectiveness of any assignment in accordance with this clause (b)(A), the assignee will become a "Bank" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Bank shall be relieved of its obligations hereunder with respect to the Commitments being assigned. The Agent shall maintain at its address specified in Annex II hereto a copy of each Assignment Agreement delivered to and accepted by it and a register in which it shall record the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent demonstrable error, and ATel, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by ATel, the Agent or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                 (B) Participations. Each Bank may transfer, grant or assign participations in all or any part of such Bank's

         Loans, Notes and/or Commitments hereunder pursuant to this clause
         (b)(B) to any Person; provided that (i) such Bank shall remain a "Bank" for all purposes of this Credit Agreement and the transferee of such participation shall not constitute a Bank hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Credit Agreement or any other Credit Document except to the extent such amendment or waiver would
         (x) change the scheduled final maturity date of any of the Loans, Notes or Commitments in which such participant is participating or (y) reduce the principal amount, interest rate or fees applicable to any of the Loans, Notes or Commitments in which such participant is participating or postpone the payment of any interest or fees or (z) release all or substantially all of the Collateral. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or any of the other Credit Documents (the participant's rights against the granting Bank in respect of such participation to be those set forth in the agreement with such Bank creating such participation) and all amounts payable by ATel hereunder shall be determined as if such Bank had not sold such participation; provided that such participant shall be considered to be a "Bank" for purposes of Sections 10.02 and 10.06(b).

                 10.05. No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between ATel and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on ATel in any case shall entitle ATel to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Banks to any other or further action in any circumstances without notice or demand.

                 10.06. Payments Pro Rata. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of ATel in respect of any Obligations of ATel, it shall distribute such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                 (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligations then owed and due to such Bank bears to the total of such Obligations then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of ATel to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                 10.07. Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by ATel to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 7 and all definitions used herein for any purpose), shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements delivered to the Banks pursuant to Section 3.01(I).

                 (b) All computations of interest and fees hereunder shall be made on the actual number of days elapsed over a year of 365 days.

                 10.08. Governing Law; Submission to Jurisdiction; Venue. (a) This Credit Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and be governed by the laws of the State of New York applicable to contracts made and to be performed wholly therein. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United

States for the Southern District of New York, and, by execution and delivery of this Credit Agreement, ATel hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. ATel further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation System at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against ATel in any other jurisdiction.

                 (b) ATel hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                 10.09. Counterparts. This Credit Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with ATel and the Agent.

                 10.10. Effectiveness. This Credit Agreement shall become effective on the date (the "Effective Date") on which ATel and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at the Agent's Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written, telex or telecopy notice (actually received) at such office that the same has been signed and mailed to it. The Agent will give ATel and each Bank prompt written notice of the occurrence of the Effective Date.

                 10.11. Headings Descriptive. The headings of the several sections and subsections of this Credit Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

                 10.12. Amendment or Waiver. Neither this Credit Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each affected Bank and the Agent, (i) extend the scheduled final maturity date of any Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest thereon or fees or reduce the principal amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Loan Commitment shall not constitute a change in the terms of any Commitment of any Bank), (ii) release all or substantially all of the Collateral (except as expressly permitted by the Credit Documents), (iii) amend, modify or waive any provision of this Section, or Sections 1.08, 2.04, 7, 9.07, 10.01, 10.02, 10.04, 10.06 or 10.07(b), (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Banks or (v) consent to the assignment or transfer by ATel of any of its rights and obligations under this Credit Agreement. No provision of Section 9 may be amended without the consent of the Agent.

                 10.13. Survival. All indemnities set forth herein including, without limitation, in Section 1.08, 2.04, 9.07 or 10.01 shall survive the execution and delivery of this Credit Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Loan Commitments.

                 10.14. Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank.

                 10.15. Waiver of Jury Trial. Each of the parties to this agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Credit Agreement, the Credit Documents or the transactions contemplated hereby or thereby.

                 10.16. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

                 10.17. Confidentiality. Except as may be required to enforce the rights and duties established hereunder, the parties hereto shall preserve in a confidential manner all Confidential Information received from the other pursuant to this Credit Agreement, the Credit Documents and the transactions contemplated hereunder and thereunder, and shall not disclose such Confidential Information except to those person with which a confidential relationship is maintained (including regulators, legal counsel, accountants, or designated agents), to participants or assignees or prospective participants or assignees who agree to be bound by the terms of this provision, or where required by law, requested by any governmental authority or pursuant to legal process.

                 IN WITNESS WHEREOF, the parties hereto have caused this indenture to be duly executed, all as of the date first written above.

                                        AMERICAN TELECASTING, INC.


                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:

                            Credit Agreement among
                         American Telecasting, Inc.,
                 Banque Indosuez and the Banks listed herein


                                        BANQUE INDOSUEZ, NEW YORK BRANCH
                                          as Agent and Collateral Agent


                                        By: /s/ BANQUE INDOSUEZ
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        Loan Commitment:  $17,000,000

                                                                         ANNEX I

                                 List of Banks

Banque Indosuez, New York Branch

                                                                        ANNEX II

                                 Bank Addresses

Banque Indosuez, New York Branch
1211 Avenue of the Americas
New York, New York  10036

___________________________________________

                                                                Exhibit A to the
                                                                Credit Agreement
                                  FORM OF NOTE
                           AMERICAN TELECASTING, INC.

                                                              New York, New York
U.S. $17,000,000                                              February 26, 1997


         FOR VALUE RECEIVED, AMERICAN TELECASTING, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANQUE INDOSUEZ, NEW YORK BRANCH (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Banque Indosuez, New York Branch, located at 1211 Avenue of the Americas, Seventh Floor, New York, New York 10036-8701 or as otherwise designated pursuant to the Credit Agreement (as defined) on the Final Maturity Date, the principal sum of SEVENTEEN MILLION U.S. DOLLARS ($17,000,000) or, if less, the unpaid principal amount of the Loans made by the Bank to the Borrower pursuant to the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement, dated as of February 26, 1997, among the Borrower, the Bank, the other lending institutions party thereto, and Banque Indosuez, New York Branch, as Agent (as amended or modified in accordance with its terms, the "Credit Agreement") and is entitled to the benefits thereof and shall be subject to the provisions thereof. This Note is also entitled to the benefits of the Guarantees (as defined in the Credit Agreement) and the Security Documents (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to mandatory and voluntary prepayment, in whole or in part.




___________________________________________
Footnote continued from previous page.

___________________________________________


         In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower and the Guarantors hereby waive presentment, demand, protest, notice of dishonor, and any and all other notices or demands of any kind in connection with the delivery, performance, default or enforcement of this Note.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW.


                                        AMERICAN TELECASTING, INC.



                                        By: /s/ AMERICAN TELECASTING, INC.
                                            ----------------------------------
                                            Name:
                                            Title:





___________________________________________
Footnote continued from previous page.

___________________________________________


                                  TRANSACTIONS
                                       ON
                                      NOTE



___________________________________________
Footnote continued from previous page.

___________________________________________

                                                   Amount of                 Outstanding
                                  Amount of        Principal or              Principal
                                  Loan Made        Interest Paid             Balance          Notation
Borrower         Date             This Date        This Date                 This Date        Made By
--------         ----             ---------        ---------                 ---------        -------





___________________________________________
Footnote continued from previous page.

                                                                EXHIBIT H TO THE
                                                                CREDIT AGREEMENT

                          FORM OF SUBSIDIARY GUARANTEE

         This GUARANTEE (the "Guarantee"), dated as of February 26, 1997 by the signatories hereto, (each a "Guarantor" and collectively, the "Guarantors"), in favor and for the benefit of BANQUE INDOSUEZ, NEW YORK BRANCH, having an office at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, in its capacity as agent (in such capacities and together with any successors in such capacity, the "Agent") for the ratable benefit of the lending institutions (the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. Pursuant to a certain credit agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof in effect, the "Credit Agreement"; capitalized terms not defined herein have the meanings ascribed to them in the Credit Agreement) by and among American Telecasting, Inc. (the "Borrower"), the lending institutions identified therein (collectively, the "Banks") and Banque Indosuez, New York branch, as Agent, the Banks have agreed to make certain Loans to the Borrower.

         B. It is a condition precedent to the Banks' obligations to make the Loans under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee and that this Guarantee shall be in full force and effect.

         C. This Guarantee is given by the Guarantors in favor of the Banks to guarantee, on a joint and several basis, all of the Obligations of the Borrower in accordance with the terms of the Credit Agreement.





______________________________________
Footnote continued from previous page.

         D. All of the Guarantors' obligations hereunder shall be secured pursuant to the Security Documents to which the Guarantors are a party.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby agree as follows:

         Guarantee. (a) To induce the Banks to execute and deliver the Credit Agreement and to make the Loans upon the terms and conditions set forth in the Credit Agreement, and in consideration thereof, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably (i) guarantees to the Banks and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the Final Maturity Date, by acceleration or otherwise) and at all times thereafter of the Obligations of the Borrower (including amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or similar provisions under the bankruptcy laws of foreign jurisdictions) and (ii) agrees to pay any and all reasonable expenses (including reasonable attorneys' fees and disbursements) which may be paid or incurred by the Banks, the Agent or the Collateral Agent in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee (collectively, the "Guaranteed Obligations").

         (b) Each of the Guarantors agrees that this Guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Collateral Agent, the Agent or any Bank to any of the security held for payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent, the Collateral Agent or any Bank in favor of the Borrower or any other Person.

         (c) No payment or payments made by the Guarantors or any other Person or received or collected by the Banks (or the





______________________________________
Footnote continued from previous page.

Collateral Agent or Agent on behalf of the Banks) from the Guarantors or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability or obligations of the Guarantors hereunder which shall, notwithstanding any such payment or payments other than payments made to the Banks (or the Collateral Agent or Agent on behalf of the Banks) by the Guarantors or payments received or collected by the Banks (or the Collateral Agent or Agent on behalf of the Banks) from the Guarantors, remain liable for the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash or cash equivalents, subject to the provisions of Section 1(d) hereof.

         (d) Notwithstanding any other provisions of this Guarantee, the maximum aggregate amount of Guaranteed Obligations which each of the Guarantors agrees to guarantee pursuant to this Guarantee shall equal the lesser of (i) the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, other than any such contingent liabilities under the Credit Agreement and the other Credit Documents), such excess to be determined on the date of this Guarantee or the date on which, from time to time, such enforcement or realization is effected, whichever is higher and, (ii) the maximum aggregate amount of Guaranteed Obligations which does not render this Guarantee, as it relates to such Guarantor, void or voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer. Subject to the preceding sentence, each of the Guarantors understands, agrees and confirms that this is a guarantee of payment when due and not of collection and that each Bank may, from time to time, enforce this Guarantee up to the full amount of the Guaranteed Obligations owed to such Bank without proceeding against the Borrower, against any security for the Guaranteed Obligations, against any other guarantor or under any other guarantee covering the Guaranteed Obligations.

         Waiver by Guarantors. Each of the Guarantors hereby waives absolutely and irrevocably any claim which it may have against the Borrower or any of their respective Affiliates by





______________________________________
Footnote continued from previous page.

reason of any payment to the Agent, Collateral Agent or any Bank, or to any other Person pursuant to or in respect of this Guarantee, including any claims by way of subrogation, contribution, reimbursement, indemnity or otherwise until such time as the Obligations hereunder have been paid in full.

         Consent by Guarantors. Each of the Guarantors hereby consents and agrees that, without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent, the Collateral Agent or any Bank may be rescinded by the Banks (or the Agent or Collateral Agent on behalf of the Banks) and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Banks (or the Agent or the Collateral Agent on behalf of the Banks); and the Credit Agreement or any other Credit Document, or other guarantee or documents in connection therewith, or any of them, may be amended, modified, supplemented or terminated, in whole or in part, as the Banks (or the Agent or Collateral Agent on behalf of the Banks) may deem advisable from time to time; and any Guarantee or right of offset or any Collateral may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Neither the Banks nor the Agent or the Collateral Agent shall have any obligation to protect, secure, perfect or insure any Collateral or property at any time held as security for the Guaranteed Obligations or this Guarantee. When making any demand hereunder against any Guarantor, the Agent, the Collateral Agent or the Banks may, but shall be under no obligation to, make a similar demand on any other Borrower or any such other guarantor, and any failure by the Agent, the Collateral Agent or the Banks to make any such demand or to collect any payments from such other Borrower or any such other guarantor or any release of such other Borrower or any such other guarantor or any of the Guarantors' obligations or





______________________________________
Footnote continued from previous page.

liabilities hereunder shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Banks against any of the Guarantors hereunder. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         Waivers; Successors and Assigns. The Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Banks upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between any of the Guarantors and any other guarantor or any of the Borrower, on the one hand, and the Banks, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each of the Guarantors waives diligence, presentment, protest, demand for payment and notice of default or non-payment to or upon any guarantor, any of the Borrower or the Guarantors with respect to the Guaranteed Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional Guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, the other Credit Documents, any of the Guaranteed Obligations or any guarantee therefor or right of offset with respect thereto at any time or from time to time held by the Banks and without regard to any defense (other than the defense of payment), set off or counterclaim which may at any time be available to or be asserted by any guarantor, or any of the Borrower against the Banks, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Guaranteed Obligations, or any of the Guarantors under this Guarantee, in bankruptcy or in any other instance, and the obligations and liabilities of any of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Banks or any other Person at any time of any right or remedy against any guarantor, any of the Borrower or against any other Person which may be or become liable or obligated in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon





______________________________________
Footnote continued from previous page.

each of the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Banks, and their respective successors, endorsees, transferees and assigns (including each holder from time to time of Guaranteed Obligations) until all of the Guaranteed Obligations and the obligations of the Guarantors under this Guarantee shall have been satisfied by indefeasible payment in full in cash or cash equivalents, notwithstanding that from time to time during the term of the Credit Agreement any guarantor or any of the Borrower may be released from all of its Guaranteed Obligations thereunder.

         Guarantee Secured. Payment under this Guarantee is secured by pledges, encumbrances and mortgages of Collateral pursuant to applicable Security Documents in accordance with the Credit Agreement. Reference is hereby made to the Credit Agreement and the applicable Security Documents for a description of the Collateral pledged and the right of the respective parties to such property, to secure all the obligations of the Guarantors hereunder.

         Rights of Set-Off. The Banks, and the Agent and Collateral Agent on behalf of the Banks, are each hereby irrevocably authorized upon the occurrence and during the continuance of an Event of Default without notice to any of the Guarantors (any such notice being expressly waived by any of the Guarantors to the extent permitted by applicable law) to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by the Banks to or for the credit or the account of any of the Guarantors, or any part thereof, in such amounts as the Banks, or the Agent or Collateral Agent on behalf of the Banks, may elect, against and on account of the obligations and liabilities of any of the Guarantors to the Banks, in any currency, whether arising hereunder or otherwise, as the Banks, or the Agent or Collateral Agent on behalf of the Banks, may elect, whether or not the Banks, or the Agent or Collateral Agent on behalf of the Banks, have made any demand for payment but only to the extent that such obligations, liabilities and claims shall have become due and payable (whether as stated, by acceleration or otherwise). The Banks, or the Agent or Collateral Agent on





______________________________________
Footnote continued from previous page.

behalf of the Banks, agree to notify the Guarantors promptly of any such set-off and the application made by the Banks, or the Agent on behalf of the Banks; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks, or the Agent or Collateral Agent on behalf of the Banks, under this Section 6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks, or the Agent or Collateral Agent on behalf of the Banks, may otherwise have.

         Effectiveness; Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any guarantor or the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any guarantor, the Borrower, or any substantial part of its property, or otherwise, all as though such payments had not been made.

         Payments of Guaranteed Obligations. Each of the Guarantors hereby guarantees that the Guaranteed Obligations will be paid for the ratable benefit of the Banks without set-off or counterclaim in lawful currency of the United States of America at the office of the Collateral Agent located at 1211_Avenue of the Americas, 7th Floor, New York, New York 10036-8701. Each of the Guarantors shall make any payments required hereunder upon receipt of written notice thereof from the Agent or Collateral Agent or any Bank; provided, however, that the failure of the Agent or Collateral Agent or any Bank to give such notice shall not affect Guarantors' obligations hereunder.

         Default. If (x) the Borrower has failed to pay or perform when due its Guaranteed Obligations or (y) there is an event with respect to the Guarantors that would require or permit the acceleration pursuant to Section
7.04 of the Credit Agreement of any outstanding Loan, or (z) the Guarantors obligations, if any, under the Credit Agreement are accelerated, then in the case of clause (x) all of the





______________________________________
Footnote continued from previous page.

Guaranteed Obligations with respect to the Borrower and in the case of clause
(y) or clause (z) all of the Guaranteed Obligations shall be immediately due and payable by the Guarantors, regardless of whether in the case of clause (x) the payment of the Guaranteed Obligations has been accelerated or in the case of clause (y) or clause (z) the Borrower is in default with respect to the Guaranteed Obligations.

         Representations and Warranties. To induce the Banks to enter into the Credit Agreement and to make Loans thereunder, the Guarantors represent and warrant to each Bank that the following statements are true, correct and complete on and as of the Closing Date:

         Organization and Powers. Each of the Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation and has the power and authority to own its property and assets and to transact the business in which it is engaged and proposes to engage. Each of the Guarantors has duly qualified and is qualified to do business and is in good standing in all jurisdictions in which the conduct of its business or the ownership of its properties requires such qualification, except where the failure to be so qualified would not have a Materially Adverse Effect. Each of the Guarantors has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own and carry on its business as now conducted and as contemplated to be conducted by the Documents, other than such licenses, authorizations, consents and approvals the failure to obtain which has not had and will not have a Materially Adverse Effect. Each of the Guarantors has all authority to enter into each of the Security Documents to which it is or is to be a party and to carry out the transactions contemplated thereby and to execute and deliver this Guarantee.

         No Violations. Neither the execution, delivery or performance by any of the Guarantors of any of the Credit Documents to which it is, or is to be, a party, nor compliance with any of the terms and provisions thereof, nor the consummation of any of the transactions contemplated therein, nor the grant and perfection of the security interests pursuant to the Security Documents (a) will contravene any provision of





______________________________________
Footnote continued from previous page.

any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority, (b) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under any material contractual obligation of any of the Guarantors, or (other than as contemplated by the Security Documents) result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of the Guarantors pursuant to any material contractual obligation or (c) will violate any provision of the organizational documents of the Guarantors.

         Approvals. The execution, delivery and performance by any of the Guarantors of the Credit Documents to which it is, or is to be, a party do not and will not require any registration with, consent or waiver or approval of, or notice to, or other action to, with or by, any Governmental Authority or other Person except filings required for the perfection of security interests granted pursuant to the Security Documents. All consents and approvals from or notices to or filings with any Governmental Authority or other Person required to be obtained by any Guarantor have been obtained and are in full force and effect except where failure to obtain such consents, approvals, notices, etc. would not have a Material Adverse Effect.

         Binding Obligation. This Guarantee constitutes the legal, valid and binding obligation of each of the Guarantors, enforceable, jointly and severally, against each of the Guarantors in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         Investment Company. Each of the Guarantors is not an "investment company" or a company "controlled" by an "investment company" (as each of such quoted terms is defined or used in the Investment Company Act of 1940, as amended) or subject to any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed





______________________________________
Footnote continued from previous page.

or guarantee such indebtedness as contemplated hereby or by any other Credit Document.

         Ratable Sharing. The Banks by acceptance of this Guarantee agree among themselves that with respect to all amounts received by them which are applicable to the payment of obligations of each of the Guarantors under this Guarantee, if the Banks, or the Agent or Collateral Agent on behalf of the Banks, exercise their rights hereunder, including, without limitation, acceleration of the obligations of each of the Guarantors hereunder, equitable adjustment will be made so that, in effect, all such amounts will be shared among the banks pro rata based on the relative outstanding Guaranteed Obligations.

         Merger. If any of the Guarantors shall merge into or consolidate with another entity, or liquidate, wind up or dissolve itself in a transaction not prohibited by the Credit Agreement, or if all of the stock of any of the Guarantors shall be sold or otherwise disposed of in a manner not prohibited by the Credit Agreement, such Guarantor hereby covenants and agrees, that upon any such merger, consolidation, liquidation, or dissolution, the guarantee given in this Guarantee and the due and punctual performance and observance of all of the covenants and conditions of the Credit Agreement to be performed by such Guarantor, shall be expressly assumed (in the event that any of such Guarantor is not the surviving entity in the merger) by supplemental agreements satisfactory in form to the Banks, or the Agent or Collateral Agent on behalf of the Banks, by the entity or entities formed by such consolidation, or into which such Guarantor shall have been merged, or by the entity or entities which shall have acquired such property. In addition, such Guarantor shall deliver to the Banks, or the Agent or Collateral Agent on behalf of the Banks, an Officers' Certificate and an opinion of counsel, each stating that such merger, consolidation or transfer and such supplemental agreements comply with this Guarantee and that all conditions precedent herein provided relating to such transaction have been complied with. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor entity or entities, by supplemental agreements executed and delivered to the Banks or the Agent or Collateral Agent on behalf





______________________________________
Footnote continued from previous page.

of the Banks, and satisfactory in form to the Banks, or the Agent or Collateral Agent on behalf of the Banks, of the guarantee given in this Guarantee and the due and punctual performance of all of the covenants and conditions of the Credit Agreement to be performed by such Guarantor, such successor entity or entities shall succeed to and be substituted for such Guarantor, with the same effect as if it or they had been named herein as a Guarantor.

         No Waiver. No failure to exercise and no delay in exercising, on the part of the Banks, or the Agent or Collateral Agent on behalf of the Banks, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. In the event the Banks, the Agent or the Collateral Agent on behalf of the Banks, shall have instituted any proceeding to enforce any right, power or remedy under this Guarantee by sale or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Banks, the Agent or the Collateral Agent on behalf of the Banks, then and in every such case, the Guarantors, the Banks, the Agent or the Collateral Agent on behalf of the Banks, and each Bank shall be restored to its respective former position and rights hereunder, and all rights, remedies and powers of the Banks, the Agent or the Collateral Agent on behalf of the Banks, shall continue as if no such proceeding had been instituted.

         Termination. This Guarantee shall terminate and be of no further force and effect, upon the payment and satisfaction of the Guaranteed Obligations.

         Notices. All notices, demands, instructions or other communications required or permitted to be given to or made upon any party hereto shall be given in accordance with the provisions of the Credit Agreement and at the address either set forth therein or as provided on the signature page hereof.

         Amendments, Waivers, etc. No provision of this Guarantee shall be waived, amended, terminated or supplemented





______________________________________
Footnote continued from previous page.

except by a written instrument executed by such Guarantors and the Agent or Collateral Agent, on behalf of the Banks.

         Notice of Exercise. Upon exercise of its rights hereunder, the Banks, or the Agent or Collateral Agent on behalf of the Banks, as the case may be, shall provide written notice on the date of such exercise to the Banks, or the Collateral Agent on behalf of the Banks, as the case may be, of such exercise.

         GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         CONSENT TO JURISDICTION AND SERVICE PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS GUARANTEE EACH OF THE GUARANTORS ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTEE. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.
THE GUARANTORS DESIGNATE AND APPOINT AMERICAN TELECASTING INC., WITH AN ADDRESS AT 5575 TECH CENTER DRIVE, SUITE 300, COLORADO SPRINGS, COLORADO 80919, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE GUARANTORS IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE GUARANTORS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE GUARANTORS AS PROVIDED IN SECTION 14 HEREOF. IF ANY AGENT APPOINTED BY THE GUARANTORS REFUSES TO ACCEPT SERVICE, THE GUARANTORS HEREBY AGREE THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS





______________________________________
Footnote continued from previous page.

IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY BANK TO BRING PROCEEDINGS AGAINST ANY OF THE GUARANTORS IN THE COURTS OF ANY OTHER JURISDICTION.

         Severability of Provisions. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Headings. The Section headings used in this Guarantee are for convenience of reference only and shall not affect the construction of this Agreement.

         Future Advances. This Guarantee shall guarantee the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

         Counterparts. This Guarantee and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.





______________________________________
Footnote continued from previous page.

         IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be duly executed and delivered by its duly authorized officer on the day and year first above written.


                                        AMERICAN TELECASTING DEVELOPMENT INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF ANCHORAGE, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF BEND, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF BILLINGS, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF BISMARK, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF CENTRAL
                                          FLORIDA, INC.



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF CINCINNATI, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        AMERICAN TELECASTING OF COLORADO
                                          SPRINGS, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF COLUMBUS, INC.


                                        By:
                                            -----------------------------------






______________________________________
Footnote continued from previous page.

                                     -16-
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF DENVER, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF FORT COLLINS,
                                           INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF FORT MYERS, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        AMERICAN TELECASTING OF GREEN BAY, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF HAWAII, INC.





______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF JACKSON, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF JACKSONVILLE,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LANSING, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LINCOLN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF LITTLE ROCK,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LOUISVILLE, INC.



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MEDFORD, INC.



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MICHIANA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MINNESOTA, INC.





______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MONTEREY, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF NEBRASKA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF NORTH DAKOTA,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF OKLAHOMA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF PORTLAND, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF RAPID CITY INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF REDDING, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF ROCKFORD, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SALEM/EUGENE,
                                          INC.


                                        By:
                                            -----------------------------------





______________________________________
Footnote continued from previous page.

                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA BARBARA,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA ROSA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SARASOTA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SHERIDAN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SIOUX VALLEY,
                                          INC.





______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SOUTH DAKOTA,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF TOLEDO, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF YOUNGSTOWN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF YUBA CITY, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        FRESNO WIRELESS CABLE TELEVISION, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

______________________________________


                                                         EXHIBIT I______________
                                                         TO THE CREDIT AGREEMENT

                       MANAGEMENT SUBORDINATION AGREEMENT

         THIS MANAGEMENT SUBORDINATION AGREEMENT, dated as of February 26, 1997, is by and between American Telecasting, Inc., (the "Subordinated Creditor"), and BANQUE INDOSUEZ, NEW YORK BRANCH, as Agent ("Banque").

         WHEREAS, the Subordinated Creditor, Banque, and the banks listed on Annex I thereto (the "Banks") have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, together with any supplements, restatements, modifications and amendments, is hereinafter referred to as the "Credit Agreement") pursuant to which the Subordinated Creditor has incurred certain monetary obligations to the Banks (the "Senior Debt");

         WHEREAS, the Subordinated Creditor has entered into management agreements with each of its Subsidiaries (each such management agreement, an "Operating Agreement" and collectively, the "Operating Agreements") pursuant to which, among other things, the Subordinated Creditor will provide management services to such Subsidiaries in return for management fees and reimbursement for costs and expenses as required by each of their respective Operating Agreements; and

         WHEREAS, it is a condition under the terms of the Credit Agreement that all payments pursuant to each Operating Agreement be subordinated to the Senior Debt (such payments are hereinafter referred to as the "Subordinated Payments").

         NOW, THEREFORE, in consideration of the foregoing and of the premises herein contained, the parties agree as follows:

         Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.





______________________________________
Footnote continued from previous page.

______________________________________


         The Subordinated Creditor agrees to subordinate and does hereby subordinate, all payments by each of its Subsidiaries of the Subordinated Payments to any payments to the Banks with respect to the Senior Debt and further agrees as follows:

             except as provided in paragraph 3 hereof, not to accept payment which may be due with respect to, and not to demand, sue for, take or receive all or any part of the Subordinated Payments or any interest thereon, unless and until any and all of the Senior Debt shall have been fully paid and discharged;

             not to modify, amend or waive any of the terms or conditions of any agreement relating to the Subordinated Payments (including without limitation each of the Operating Agreements) without the prior written consent of Banque;

             that, except as provided in paragraph 3 hereof, if any payments are made on account of the Subordinated Payments, each and every amount so paid will be forthwith paid to Banque to be credited and applied by Banque as Agent upon the Senior Debt as provided in the Credit Agreement whether matured or unmatured at such time, and until so paid shall hold such payments in segregated amounts and in trust for the benefit of the Banks.

             that, in the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, or reorganization or other similar proceedings in connection therewith, relating to any Subsidiary of the Subordinated Creditor, or to any of such Subsidiary's respective properties, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of any such Subsidiary, whether or not involving insolvency or bankruptcy, the Banks shall be entitled to receive payment in full of the Senior Debt before the Subordinated Creditor is entitled to receive any payment on account of the Subordinated Payments, and to enable the Banks to assert and enforce their rights hereunder in any such action or proceedings, or upon the happening of any such event, Banque is irrevocably authorized and empowered, in its discretion, as the Subordinated Creditor's attorneys-in-fact or otherwise, to





______________________________________
Footnote continued from previous page.

______________________________________


make and present, for and on behalf of the Subordinated Creditor, such proofs of claim against any such Subsidiary on account of any or all of the Subordinated Payments as it may in good faith deem advisable, and to receive and collect any and all interest or other payments or disbursements made thereon, and to apply the same in its discretion upon the Senior Debt for the benefit of the Banks;

             that in the event the Subordinated Payments are, or any part thereof is, declared due and payable before maturity because of the existence of default (under circumstances where the provisions of the foregoing clause
(d) are not applicable) ("Acceleration") then the Banks shall be entitled to receive payment in full of the Senior Debt before the Subordinated Creditor shall be entitled to receive any payment on account of the Subordinated Payments;

             not to commence any action or proceeding against any of its Subsidiaries or any of its Subsidiaries' assets to recover all or any part of the Subordinated Payments or exercise any right it may have as a secured party of any of its Subsidiaries with respect to any of its assets or bring or join with any creditor, unless Banque shall also join, on behalf of the Banks, in bringing any proceedings against any such Subsidiary under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government;

             not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Payments and/or any interest thereon, unless the same is done expressly subject to the terms or provisions of this Agreement;

             that Banque, on behalf of the Banks, may at any time in its discretion renew or extend the time of payment of all or any exiting or future indebtedness or obligations of any Subsidiary of the Subordinated Creditor to the Banks or waive any rights or release any collateral relative thereto at any time or times, and, with reference thereto, make and enter into such agreements as it may deem proper or desirable without





______________________________________
Footnote continued from previous page.

______________________________________


notice to or further assent of the Subordinated Creditor and all without in any manner impairing or affecting this Agreement or any of the Banks' rights hereunder, and that any collateral security securing such Subordinated Payments shall be expressly made subordinate and junior to any lien in the same collateral securing Senior Debt, and the Subordinated Creditor will promptly file notices or instruments in all appropriate public offices to give public notice of this subordination.

         Notwithstanding paragraph 2 hereof, each Subsidiary of the Subordinated Creditor may pay to the Subordinated Creditor, and the Subordinated Creditor may retain for itself, current and earned payments (which payments otherwise would constitute Subordinated Payments hereunder) pursuant to the Operating Agreements so long as no Event of Default (or event which with notice or a lapse of time would become an Event of Default) has occurred and is continuing under the Credit Agreement at the time of such payment, or would occur immediately after giving effect to such payment.

         The Subordinated Creditor hereby represents and warrants to Banque as follows:

             The Subordinated Creditors (i) is a corporation duly formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (ii) has the power and authority to own its assets and to transact the business in which it is now or in which it proposes to be engaged;
(iii) and is duly qualified as a foreign entity to do business and is in good standing in all jurisdictions in which any of its activities or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business or properties of the Subordinated Creditor.

             The execution, delivery and performance by the Subordinated Creditor of this Agreement has been duly authorized by all necessary corporate actions and does not and will not: (i) require any consent or approval of each of the





______________________________________
Footnote continued from previous page.

______________________________________


Subordinated Creditor's board of directors or shareholders or any other person that has not been obtained; (ii) conflict with, or result in the breach of, or constitute a default under, any of the terms, conditions or provisions of (A) the Subordinated Creditor's certificate of incorporation or by-laws, (B) any law or any regulation applicable to the Subordinated Creditor, (C) any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Subordinated Creditor, (D) any agreement or instrument to which the Subordinated Creditors is subject, which conflict, breach or default would have a material adverse effect on the business or properties of the Subordinated Creditor or the ability of the Subordinated Creditor to execute, deliver or perform this Agreement, or (iii) result in the creation or imposition of any Lien (other than in favor of the Banks) upon the Subordinated Creditor's properties or assets pursuant to the terms of any such agreement or instrument or otherwise.

             No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for the due execution, delivery and performance by the Subordinated Creditor of this Agreement.

             This Agreement is a legal, valid and binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

             There is no action, suit or proceeding pending or, to the knowledge of the Subordinated Creditor, threatened against or otherwise affecting the Subordinated Creditor before any court or other governmental instrumentality or any arbitrator which would, in any one case or in the aggregate, materially adversely affect the ability of the Subordinated Creditor to perform its obligations under this Agreement.

             All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopier (fax) and, unless otherwise expressly provided





______________________________________
Footnote continued from previous page.

______________________________________


herein, shall be deemed to have been duly given or made when delivered by hand, or five (5) days after deposited in the mail, air postage prepaid, or in the case of notice by telecopier (fax) when confirmed, addressed as follows or to such other address as may be hereafter notified by the respective parties to this Agreement:

    If to the Subordinated
    Creditor:    American Telecasting, Inc.

    5575 Tech Center Drive, Suite 300

    Colorado Springs, CO 80914

    Attention:  President

    With a copy to:  McDermott, Will & Emery

    1850 K Street, N.W., Suite 450

    Washington, D.C. 20006

    Attention:  Robert Jensen, Esq

                          and

                          Skadden, Arps, Slate, Meagher & Flom
                          919 Third Avenue, 35th Floor
                          New York, NY 10022
                          Attention:  Randall Doud, Esq.

    If to the Banks:      Banque Indosuez, New York Branch
                          1211 Avenue of the Americas
                          New York, New York  10036





______________________________________
Footnote continued from previous page.

______________________________________


                          Attention:  Michael Arougheti
                          Telecopier
                            (fax) no.: (212) 278-2203
                                       (212) 278-2000

    With a copy to:       William B. Gannett, Esq.
                          Cahill Gordon & Reindel
                          80 Pine Street
                          New York, New York  10005
                          Telecopier
                          (fax) no.: (212) 269-5420
                                     (212) 701-3000

         THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND OF THE SUBORDINATED CREDITOR HERBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE SUBORDINATED CREDITOR WAIVES ANY OBJECTION TO ANY ACTION OR PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY ON THE BASIS OF FORUM NON CONVENIENS. THE SUBORDINATED CREDITOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY. THE SUBORDINATED CREDITOR HEREBY WAIVES PERSONAL SERVICE OF ANY PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE SUBORDINATED CREDITOR AT THE ADDRESS SET FORTH IN SECTION 5. THE SUBORDINATED CREDITOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE FOR PURPOSES OF ENFORCEMENT IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE SUBORDINATED CREDITORS FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST BANQUE OR THE BANKS SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY. NOTHING IN THIS PARAGRAPH 6 SHALL AFFECT THE RIGHT OF THE BANKS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANKS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY SUBORDINATED CREDITOR OR THE PROPERTY OF THE SUBORDINATED CREDITOR IN THE COURTS OF ANY OTHER JURISDICTION.





______________________________________
Footnote continued from previous page.

______________________________________


         This is a continuing agreement and shall remain in full force and effect and be binding upon parties hereto and their successors and assigns until the Senior Debt has been satisfied.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

         No modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties agreeing to such waiver or modification. Any such waiver shall be effective only in the specific instance and for the purpose for which given.

         Provisions of this Agreement are solely for the purpose of defining the relative rights of Banque, the Banks and the Subordinated Creditors and nothing herein shall impair any obligations of any Subsidiary of the Subordinated Creditor to the parties hereto nor affect or impair the rights of any party relative to those of other creditors of any Subsidiary of the Subordinated Creditor, nor shall anything herein prevent either party from exercising all remedies otherwise permitted by law or hereunder, subject to the relative rights of the parties expressed herein.

         This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Agreement.





______________________________________
Footnote continued from previous page.

______________________________________




         IN WITNESS WHEREOF, each party, by its proper officer duly authorized, has executed this Agreement as of the date and year first above written.


                                        AMERICAN TELECASTING DEVELOPMENT INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANQUE INDOSUEZ, NEW YORK BRANCH


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

         The undersigned, on behalf of each of Subsidiary of the Subordinated Creditor, hereby accept the terms hereof and agree to take any action requested by the parties hereto in accordance with or in furtherance of the terms hereof.


                                        AMERICAN TELECASTING DEVELOPMENT INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF ANCHORAGE, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF BEND, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF BILLINGS, INC.


                                        By:
                                            -----------------------------------
                                            Name:




______________________________________
Footnote continued from previous page.

                                     -11-
                                            Title:



                                        AMERICAN TELECASTING OF BISMARK, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF CENTRAL
                                          FLORIDA, INC.



                                        By:
                                            -----------------------------------
                                            Name:

                                            Title:


                                        AMERICAN TELECASTING OF CINCINNATI, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        AMERICAN TELECASTING OF COLORADO
                                          SPRINGS, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:







______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF COLUMBUS, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF DENVER, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF FORT COLLINS,
                                           INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF FORT MYERS, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        AMERICAN TELECASTING OF GREEN BAY, INC.







______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF HAWAII, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF JACKSON, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF JACKSONVILLE,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LANSING, INC.


                                        By:
                                            -----------------------------------
                                            Name:





______________________________________
Footnote continued from previous page.

                                            Title:


                                        AMERICAN TELECASTING OF LINCOLN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LITTLE ROCK,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF LOUISVILLE, INC.



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MEDFORD, INC.



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF MICHIANA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MINNESOTA, INC.




                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF MONTEREY, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF NEBRASKA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF NORTH DAKOTA,
                                          INC.





______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF OKLAHOMA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF PORTLAND, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF RAPID CITY INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF REDDING, INC.


                                        By:
                                            -----------------------------------
                                            Name:




______________________________________
Footnote continued from previous page.

                                            Title:


                                        AMERICAN TELECASTING OF ROCKFORD, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SALEM/EUGENE,
                                          INC.


                                        By:
                                            -----------------------------------

                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA BARBARA,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA ROSA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF SARASOTA, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SHERIDAN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SIOUX VALLEY,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SOUTH DAKOTA,
                                          INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF TOLEDO, INC.






______________________________________
Footnote continued from previous page.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF YOUNGSTOWN, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF YUBA CITY, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        FRESNO WIRELESS CABLE TELEVISION, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:




______________________________________
Footnote continued from previous page.

______________________________________


THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHO MAY BE AN EMPLOYEE OF SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR.

                                OPTION AGREEMENT

         THIS OPTION AGREEMENT (the "Agreement"), dated as of February
26, 1997, is made and entered into by and among AMERICAN TELECASTING, INC., a Delaware corporation (the "Company"), and the holder listed on the signature page hereto (collectively, together with its assigns, the "Holder").

         WHEREAS, as partial consideration for the commitment of Banque Indosuez (the "Bank") to make a loan to the Company pursuant to the Credit Agreement dated as of February 25, 1997 by and among the Company, Banque Indosuez, New York Branch, as Agent and Collateral Agent, and the lending institutions named therein (the "Credit Agreement"), the Company has agreed to issue to the Bank and its affiliates, 141,667 Warrants to Purchase $6.00 principal amount of Loan ("Debt Warrants") and 141,667 Warrants to Purchase shares of Class A Common Stock of the Company ("Equity Warrants") on the date hereof; and

         WHEREAS, the parties hereto agree that no more than an aggregate of 141,667 Debt Warrants and Equity Warrants shall ever become exercisable;

         NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE





______________________________________
Footnote continued from previous page.

______________________________________



                                     Option

         Upon the earlier to occur of (i) the Holder receiving the notice referred to in Article II hereof and (ii) one year from the date hereof, the Holder shall have the right, for a 5-day period, to exercise or put to the Company the Debt Warrants attached hereto as Exhibit A. If the Holder elects not to exercise or put the Debt Warrants during such period, or elects to exercise or put such Warrants only in part, or, in the event the Holder elects to put the Debt Warrants and the Company fails to make payment therefor within the time specified for such payment in the Debt Warrant, the Equity Warrant attached hereto as Exhibit B shall become fully exercisable; provided if the Debt Warrants are exercised in part, the number of Equity Warrants shall be reduced by the number of Debt Warrants so exercised or put to the Company and which the Company has satisfied in accordance with its terms. The Holder shall surrender the portion of the Equity Warrant reduced by the proviso in the preceding sentence after the applicable portion of the Debt Warrant is exercised or after the Debt Warrant is put to the Company and the Holder receives the applicable amount in cash.

                                    ARTICLE

                                   Covenants

         The Company agrees to give the Holder at least one Business Day's notice of any prepayment in full of, and termination of the Credit Agreement.

                                    ARTICLE





______________________________________
Footnote continued from previous page.

______________________________________


                 Representations and Warranties of the Company

         The Company represents and warrants to the Holders as of the date of this Agreement as follows:

         () Due Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite action.

         () Binding Obligation. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         () No Violation. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, by the Company does not violate any provision of law, any order of any court or other agency of government, any organizational document of the Company or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company which violation, conflict, breach or default or lien, charge, restriction or encumbrance would have a material adverse effect on the business, condition (financial or otherwise) of the Company taken as a whole.

         () Government Action. No action has been taken and no statute, rule or regulation or order has been enacted, no injunction, restraining order or order of any nature has been issued by a federal or state court of competent jurisdiction and no action, suit or proceeding is pending against or affecting or threatened against, the Company before any court or arbitrator or any governmental body,





______________________________________
Footnote continued from previous page.

______________________________________


    agency or official which, if adversely determined, would in any manner draw into question the validity of this Agreement. Other than filings required with the Commission and under state securities laws, no action or approval by, or filing or registration with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement by the Company.

                                    ARTICLE


                           Investment Representation

         The Holder represents that it is purchasing this Option, the Debt Warrants and the Equity Warrants for its own account, for investment, and does not have a view to, or the purpose of, transferring, reselling, or otherwise disposing of this Option, the Debt Warrants or the Equity Warrants.

                                    ARTICLE

                                 Miscellaneous

         SECTION .   Notices.  All notices, requests, consents and other
communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, addressed as follows:

         () if to the Company, 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919, Attention: President; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY 10022, Attention:
    Randall Doud, Esq. and McDermott, Will & Emery, 1850 K Street,





______________________________________
Footnote continued from previous page.

______________________________________


    N.W., Suite 450, Washington, D.C. 20006-2296, Washington, DC 20006-2296,
    Attention:  Robert Jensen, Esq.;

         () if to the Holder, at such address as may have been furnished to the Company in writing by the Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this paragraph.

         SECTION .   Waivers; Amendments.  No failure or delay of the Holder or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder and the Company are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived with (and only with) the written consent of the Company and the Holder. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         SECTION .   Governing Law.  This Agreement shall be construed in
accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

         SECTION .   Survival of Agreements; Representations and Warranties,
etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Holder and shall continue in full force and effect so long as this Agreement is in effect regardless of any investigation made by the Holder. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.





______________________________________
Footnote continued from previous page.

______________________________________


         SECTION .   Covenants to Bind Successors and Assigns.  All the
covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and assigns, whether so expressed or not. The Company shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act; provided that the Company agrees not to request an opinion of counsel with respect to transfers by an affiliate of Banque Indosuez to its employees so long as such persons furnish documentation regarding the evidence of such exemption reasonably satisfactory to the Company.

         SECTION .   Severability.  In case any one or more of the provisions
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION .   Section Headings.  The section headings used herein are
for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         SECTION .   Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION .   Complete Agreement.  This document and the documents
referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, and any other agreements or understandings among the parties hereto are hereby terminated.





______________________________________
Footnote continued from previous page.

______________________________________


         SECTION .   Submission to Jurisdiction; Venue.  ()  Any legal action
or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation Systems at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         () The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.





______________________________________
Footnote continued from previous page.

______________________________________


         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.

                                        AMERICAN TELECASTING, INC.

                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                        Name:

                                        Title:


HOLDER:

INDOSUEZ CM II, INC.

By: /s/ INDOSUEZ CM II, INC.
    -------------------------
By:
    -------------------------





______________________________________
Footnote continued from previous page.

______________________________________


                                                                    Exhibit A to

                                                                Option Agreement

THIS DEBT WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHO MAY BE AN EMPLOYEE OF SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS DEBT WARRANT IS SUBJECT TO AN OPTION AGREEMENT, DATED AS OF FEBRUARY 26, 1997, BY AND AMONG THE COMPANY AND THE HOLDER THEREOF.

                                                        Dated: February 26, 1997

                             141,667 DEBT WARRANTS

                       Each Debt Debt Warrant to Purchase

                         $6.00 Principal Amount of Loan

                           AMERICAN TELECASTING, INC.

                            EXPIRING March 2, 1998.

         THIS IS TO CERTIFY THAT, for value received, INDOSUEZ CM II, INC., or registered assigns (the "Holder") is entitled to purchase from AMERICAN TELECASTING, INC., a Delaware corporation (the "Company"), at any time from time to time during the Exercise Period at the Exercise Price (as hereinafter defined) $6.00 principal amount of Loans (as





______________________________________
Footnote continued from previous page.

______________________________________


defined in the Credit Agreement ("Credit Agreement") dated as of February 25, 1997 by and among Banque Indosuez, New York Branch, as Agent and Collateral Agent, the lending institutions a party thereto, and the Company) per Debt Debt Warrant, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described, subject to the terms of the Option Agreement. This Debt Debt Warrant is exercisable or puttable during a 5-day period (the "Exercise Period") commencing on the earlier of (i) the Holder having received notice that payment in full of all amounts outstanding under, and the termination of, the Credit Agreement had occurred or that the Company has irrevocably committed to cause such event to occur within 5 Business Days,
and (ii) one year from the date of issuance of this Debt Debt Warrant.    This
Debt Debt Warrant is one of one or more warrants (the "Debt Debt Warrants") of the same form and having the same terms as this Debt Debt Warrant.

         Certain terms used in this Debt Debt Warrant are defined in Article
IV.

                                    ARTICLE

                           EXERCISE OF DEBT WARRANTS

         .. Method of Exercise. To exercise this Debt Debt Warrant in whole or in part, the Holder shall deliver to the Company (a) this Debt Debt Warrant and (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Debt Debt Warrant, which notice shall specify the number of Debt Debt Warrants to be exercised.

         The Company shall, as promptly as practicable and in any event within one Business Day thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a Note (as defined in the Credit Agreement) in the principal amount equal to the amount specified in said





______________________________________
Footnote continued from previous page.

______________________________________


notice. The Note so delivered shall be specified in such notice in the principal amount equal to the amount, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. In no event shall the Company be required to deliver a Note representing the Loan if at the time of such exercise the issuance of such Note or Loan is prohibited by any agreement to which the Company is a party and, in such event, the put feature in Section 3.1 shall be deemed automatically exercised by the Holder.

                                    ARTICLE

                            EXCHANGE AND REPLACEMENT

                                OF DEBT WARRANTS

         .. Ownership of Debt Debt Warrant. The Company may deem and treat the Person in whose name this Debt Debt Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Debt Debt Warrant for registration of transfer as provided in this Article II.

         .. Division or Combination of Debt Debt Warrants. This Debt Debt Warrant may be divided or combined with other Debt Debt Warrants upon surrender hereof and of any Debt Debt Warrant or Debt Debt Warrants with which this Debt Debt Warrant is to be combined at the agency selected by the Company for such purpose (which may be its corporate headquarters), together with a written notice specifying the names and denominations in which the new Debt Debt Warrant or Debt Debt Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with the provisions of the Option Agreement dated as of the date of initial issuance





______________________________________
Footnote continued from previous page.

______________________________________


of this Debt Debt Warrant, the Company shall execute and deliver a new Debt Debt Warrant or Debt Debt Warrants in exchange for the Debt Debt Warrant or Debt Debt Warrants to be divided or combined in accordance with such notice.

         ..  Loss, Theft, Destruction or Mutilation of Debt Debt Warrants.
Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Debt Debt Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Debt Debt Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debt Debt Warrant, a new Debt Debt Warrant of like tenor and representing the right to purchase the same aggregate principal amount of Loan as provided for in such lost, stolen, destroyed or mutilated Debt Debt Warrant.

         .. Expenses of Delivery of Debt Debt Warrants. The Company shall pay all expenses, taxes (other than transfer taxes or income taxes of a Holder) and other charges payable in connection with the preparation, issuance and delivery of Debt Debt Warrants and the Loan issuable upon exercise of the Debt Debt Warrants hereunder.

                                    ARTICLE

                                 CERTAIN RIGHTS

         .. Put Right. At any time during the Exchange Period, in lieu of exercising this Debt Debt Warrant the Holder of this Debt Debt Warrant may put (a "Put") this Debt Debt Warrant to the Company, in whole or in part, for a net put price (the "Put Amount") of $6.00 per Debt Debt Warrant, in cash, by delivering to the Company, at its corporate headquarters, this Debt Debt Warrant and a written notice, substantially in the form of the Put Notice attached hereto,





______________________________________
Footnote continued from previous page.

______________________________________


which notice shall specify the number of Debt Debt Warrants to be put and the wire transfer instructions as to which account the Company shall wire the aggregate Put Amount in same day funds. The Company shall make such transfer within five Business Day of receipt of such Put Notice.

         .. Certain Representations and Covenants. Information. () The Company covenants and agrees that, until exercise or termination of this Debt Debt Warrant, the Company will deliver to each Holder:

         () As soon as available but not later than ninety (90) days after the close of the fiscal year of the Company, a consolidated balance sheet of the Company as at the end of such year and the related consolidated and consolidating statements of income, of stockholders' equity and of cash flows for such year, such consolidated statements to be audited by Arthur Andersen LLP or other "Big Six" accounting firm;

         () As soon as available but not later than forty-five (45) days after the end of each quarter, a consolidated balance sheet of the Company as at the end of, and the related consolidated statements of income, of stockholders' equity and of cash flows for the portion of the Company's fiscal year then elapsed, all prepared in accordance with generally accepted accounting principles;

         () As soon as available, any and all management letters provided to the Company's board of directors or audit committee by the Company's auditors;

         () As soon as available, any and all reports filed by the Company under the Securities Act and the Exchange Act; and

         ()  As soon as available, any and all press releases of the Company.

         ()    Prohibition on Payment.  The Company is not a party to any agreement which would restrict the Company's





______________________________________
Footnote continued from previous page.

______________________________________


ability to pay the aggregate maximum Put Amount in cash. The Company agrees that it will not, without the consent of the Holders of a majority of the Debt Debt Warrants at the time then outstanding, enter into any agreement or amend any existing agreement which would prohibit or otherwise limit the Company's ability to make cash payments upon exercise of any Put or restrict the Holder's ability to exercise this Debt Debt Warrant.

                                    ARTICLE

                                  DEFINITIONS

         The following terms, as used in this Debt Debt Warrant, have the following respective meanings:

         "Business Day" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

         "Company" shall have the meaning set forth in the first paragraph of this Debt Debt Warrant.

         "Debt Debt Warrants" shall have the meaning set forth in the first paragraph of this Debt Debt Warrant.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.





______________________________________
Footnote continued from previous page.

______________________________________


         "Exercise Price" shall mean $.01 per $1,000 principal amount of Loan.

         "Holder" shall have the meaning set forth in the first paragraph of this Debt Debt Warrant.

         "Debt Warrantholder" means a holder of a Debt Warrant.

                                    ARTICLE

                                 MISCELLANEOUS

         .. Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

         () if to the Company, to 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919, Attention: President; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY 10022, Attention:
    Randall Doud, Esq. and McDermott, Will & Emery, 1850 K Street, N.W., Suite 450, Washington, D.C. 20006-2296, Attention: Robert Jensen, Esq.;

         ()  if to an initial Holder of Debt Debt Warrants, to such Holder
    c/o Banque Indosuez, New York Branch, at 1211 Avenue of the Americas,
    7th Floor, New York, New York 10036, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William B. Gannett, Esq., and if to any subsequent Holder of Debt Debt Warrants, to it at such address as may have been furnished to the Company in writing by such Holder;





______________________________________
Footnote continued from previous page.

______________________________________


or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Debt Debt Warrants) or to the Holders of Debt Debt Warrants (in the case of the Company) in accordance with the provisions of this paragraph.

         .. Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Debt Debt Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holders of a majority of the Debt Warrants; provided, however, that no such amendment, modification or waiver shall, without the written consent of each Debt Warrantholder whose interest might be adversely affected by such amendment, modification or waiver, (a) change the principal amount of Loan subject to issuance upon exercise of this Debt Debt Warrant, the Put Amount or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article III.

         Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the holders of all Debt Debt Warrants, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Debt Warrantholders and, if appropriate, notation thereof shall be made on all Debt Debt Warrants thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         .. Governing Law. This Debt Debt Warrant shall be construed in accordance with and governed by the laws of the





______________________________________
Footnote continued from previous page.

______________________________________


State of New York without regard to principles of conflicts of law.

         .. Survival of Agreements; Representations and Debt Debt Warranties etc. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Debt Debt Warrants shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Debt Debt Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Debt Debt Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

         .. Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Debt Debt Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         .. Severability. In case any one or more of the provisions contained in this Debt Debt Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         .. Section Headings. The section headings used herein are for convenience of reference only, are not part of this Debt Debt Warrant and are not to affect the construction of or be taken into consideration in interpreting this Debt Debt Warrant.

         .. No Rights as Stockholder. This Debt Debt Warrant shall not entitle the Holder to any rights as a stockholder of the Company.





______________________________________
Footnote continued from previous page.

______________________________________


         .. No Impairment. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debt Debt Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will use its commercially reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Debt Debt Warrant.

         ..  Submission to Jurisdiction; Venue.  ()      Any legal action or
proceeding with respect to this Debt Debt Warrant may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Debt Debt Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation Systems at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         () The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Debt Debt Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.





______________________________________
Footnote continued from previous page.

         IN WITNESS WHEREOF, AMERICAN TELECASTING, INC. has caused this Debt Debt Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                        AMERICAN TELECASTING, INC.

                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                        Name:
                                        Title:


Attest:

-------------------------
Name:
Title:





______________________________________
Footnote continued from previous page.

                             SUBSCRIPTION NOTICE

             (To be executed upon exercise of Debt Debt Warrant)

    TO AMERICAN TELECASTING, INC.:

         The undersigned hereby irrevocably elects to exercise _______________ of the Debt Debt Warrants for, and to acquire thereunder, _________________ principal amount of Loan.

         Please issue the Note evidencing such Loan in the following name or names and denominations:

Dated:  _____________, 19__     _______________________________________________

                                Note: The above signature should correspond
                                      exactly with the name on the face of the attached Debt Debt Warrant or with the name of the assignee appearing in the attached assignment form.





______________________________________
Footnote continued from previous page.

                                  PUT NOTICE

                (To be executed upon put of Debt Debt Warrant)

         TO AMERICAN TELECASTING, INC.:

         The undersigned hereby irrevocably elects to put __________ of the Debt Debt Warrants represented by the attached Debt Debt Warrant for payment of an aggregate Put Amount of $________, as provided in the attached Debt Debt Warrant.

         Payment of the aggregate Put Amount should be made in same-day funds to the following account:

Dated:  _____________, 19__     _______________________________________________

                                Note: The above signature should correspond
                                      exactly with the name on the face of the attached Debt Debt Warrant or with the name of the assignee appearing in the attached assignment form.





______________________________________
Footnote continued from previous page.

                                   ASSIGNMENT

             (To be executed upon assignment of Debt Debt Warrant)

         For value received, ______________________________ hereby sells, assigns and transfers unto __________________ the attached Debt Debt Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer said Debt Debt Warrant on the books of American Telecasting, Inc., with full power of substitution in the premises.


                                _______________________________________________

                                Note: The above signature should correspond
                                      exactly with the name on the face of the attached Debt Debt Warrant.






______________________________________
Footnote continued from previous page.

______________________________________


                                                                    Exhibit B to

                                                                Option Agreement

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHO MAY BE AN EMPLOYEE OF THE HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE BENEFITED BY AND SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF FEBRUARY 26, 1997, BY AND AMONG THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.
THIS WARRANT IS ALSO SUBJECT TO AN OPTION AGREEMENT, DATED AS OF FEBRUARY 26, 1997, BY AND AMONG THE COMPANY AND THE HOLDER THEREOF.

                                                        Dated: February 26, 1997

                                141,667 WARRANTS

                 To Purchase One Share of Class A Common Stock

                           AMERICAN TELECASTING, INC.

                          EXPIRING FEBRUARY 26, 2007.

         THIS IS TO CERTIFY THAT, for value received, INDOSUEZ CM_II, INC. or registered assigns (the "Holder") is entitled to purchase from AMERICAN TELECASTING, INC., a Delaware corporation (the "Company"), at any time or from time to time





______________________________________
Footnote continued from previous page.

______________________________________


after the Exercise Period (as hereinafter defined) has expired and prior to 5:00 p.m., New York City time, on February 25, 2007 at the place where a Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), the number of shares of Class A Common Stock, par value $0.01 per share (the "Common Stock"), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described. This Warrant is also subject to adjustment pursuant to the Option Agreement (as hereinafter defined). This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant.

         Certain terms used in this Warrant are defined in Article V.

                                    ARTICLE

                              EXERCISE OF WARRANTS

         .. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Notwithstanding the foregoing, this Warrant shall be exercisable only, to the extent and at the time or times, that the Holder could legally take possession and title of such shares. Payment made pursuant to clause (c) above may be made, at the option of the Holder: (x) by cash, money order, certified or bank cashier's check or wire transfer or (y) the delivery of a notice to the Company that the Holder is exercising this Warrant by





______________________________________
Footnote continued from previous page.

______________________________________


authorizing the Company to reduce the number of shares of Common Stock subject to this Warrant by the number of shares having an aggregate value equal to the aggregate Exercise Price.

         The Company shall, as promptly as practicable and in any event within three Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number and type of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice is received by the Company.
If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         .. Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue





______________________________________
Footnote continued from previous page.

______________________________________


thereof (other than transfer taxes) and, if the Common Stock is then listed on any national securities exchanges (as defined in the Exchange Act) or quoted on NASDAQ, be duly listed or quoted thereon, as the case may be.

         .. No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, and if the Company shall have elected not to issue such fraction of a share, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of outstanding Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

         .. Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR. THIS SECURITY IS BENEFITED BY AND SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF FEBRUARY 25, 1997, BY AND AMONG THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution





______________________________________
Footnote continued from previous page.

______________________________________


pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) reasonably satisfactory to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

         .. Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of the Warrants the total number of shares of Common Stock deliverable upon exercise of all Warrants from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, such shares will be duly and validly issued, fully paid and nonassessable.

                                    ARTICLE

                       WARRANT AGENCY; TRANSFER, EXCHANGE

                          AND REPLACEMENT OF WARRANTS

         .. Warrant Agency. If the Requisite Holders shall request appointment of an independent warrant agency with respect to the Warrants, the Company shall promptly appoint and thereafter maintain, at its own expense, an agency, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to all holders of Warrants. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address at _______________________________ or such other address as the Company shall specify by notice to all Warrantholders.





______________________________________
Footnote continued from previous page.

______________________________________


         .. Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         .. Transfer of Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Warrantholder) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be cancelled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder in accordance with the procedures set forth herein without having a new Warrant issued. The Warrant Agency shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act; provided that the Company agrees not to request an opinion of counsel with respect to transfers by an affiliate of Banque Indosuez to its employees so long as such persons furnish documentation reasonably satisfactory to the Company.

         .. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer which may be involved in the





______________________________________
Footnote continued from previous page.

______________________________________


division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         .. Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

         .. Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes or income taxes of a Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and shares issuable upon exercise of the Warrants hereunder.

                                    ARTICLE

                                 CERTAIN RIGHTS

         .. Registration Rights. The Common Stock issuable upon exercise of this Warrant is entitled to the benefits of the Registration Rights Agreement dated as of February 25, 1997, by and among the Company and the other parties listed therein (the "Registration Rights Agreement"). The Company shall keep a copy of the Registration Rights





______________________________________
Footnote continued from previous page.

______________________________________


Agreement, and any amendments thereto, at the Warrant Agency and shall furnish copies thereof to the Holder upon request.

         .. Contest and Appraisal Rights. Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof, as the case may be. If the Requisite Holders shall disagree with such determination and shall, by notice to the Company given within 30 days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section
3.2. In the event that a determination of Market Price, or a determination of Fair Market Value solely involving Market Price, is disputed, such dispute shall be submitted, at the Company's expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholders, whose determination of Fair Market Value and/or Market Price, as the case may be, shall be binding on the Company and the Warrantholders. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

         .. Certain Covenants. The Company covenants and agrees that, until exercise or cancellation of this Warrant, the Company will deliver to each
Holder:

         ()    As soon as available but not later than ninety (90) days after the close of the fiscal year of the Company, a consolidated balance sheet of the Company as at the end of such year and the related consolidated and consolidating statements of income, of stockholders' equity and of cash flows for such year, such consolidated statements to be audited by Arthur Andersen LLP or other "Big Six" accounting firm;

         ()    As soon as available but not later than forty-five (45) days after the end of each quarter, a consolidated balance sheet of the Company as at the end of, and the related consolidated statements of income, of stockholders' equity and of cash flows for the portion of the Company's fiscal year then





______________________________________
Footnote continued from previous page.

______________________________________


elapsed, all prepared in accordance with generally accepted accounting principles;

         ()    As soon as available, any and all management letters provided to the Company's board of directors or audit committee by the Company's auditors;

         ()    As soon as available, any and all reports filed by the Company under the Securities Act and the Exchange Act; and

         ()    As soon as available, any and all press releases of the Company.

                                    ARTICLE

                            ANTIDILUTION PROVISIONS

         .. Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

         .. Common Stock Reorganization. If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common





______________________________________
Footnote continued from previous page.

______________________________________


Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

         .. Common Stock Distribution. () If the Company shall after the date of issuance of this Warrant issue or otherwise sell or distribute any shares of Common Stock, otherwise than pursuant to a Common Stock Reorganization (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution"), if such Common Stock Distribution shall be for a consideration per share less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of such Common Stock Distribution, or on the first date of the announcement of such Common Stock Distribution (whichever is less), then, effective upon such Common Stock Distribution, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock subject to purchase upon exercise of this Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution plus the number of shares of Common Stock issued (or deemed to be issued pursuant to paragraphs (b) and (c) below) in such Common Stock Distribution and the denominator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding (and issuable upon exercise or conversion of outstanding options, warrants and convertible securities) immediately prior to such Common Stock Distribution, plus (B) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company (determined as provided below) for such Common Stock





______________________________________
Footnote continued from previous page.

______________________________________


Distribution would buy at the Fair Market Value thereof, as of the date immediately prior to such Common Stock Distribution or as of the date immediately prior to the date of announcement of such Common Stock Distribution (whichever is less). In the event of any such adjustment, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such Common Stock Distribution by the fraction used for purposes of the aforementioned adjustment.

         The provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, shall not operate to increase the Exercise Price or to reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

         ()    If the Company shall after the date of issuance of this Warrant issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock including the Company's Class B Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of granting such Options or on the date of announcement thereof (whichever is less), then for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon the





______________________________________
Footnote continued from previous page.

______________________________________


exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of shares of Common Stock purchasable upon the exercise of this Warrant or of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

         ()    If the Company shall after the date of issuance of this Warrant issue, sell or otherwise distribute or grant (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value per share of outstanding Common Stock of the Company on the date of such issue, sale or distribution or on the date of announcement thereof (whichever is less), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

         ()    If the purchase price provided for in any Option referred to in paragraph (b) above, the additional





______________________________________
Footnote continued from previous page.

______________________________________


consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (b) or (c) above, or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against, and having the effect of protecting against, dilution upon an event which results in a related adjustment pursuant to this Article IV), the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be; provided, however, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding. If, at any time after any adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price shall have been made pursuant to this Article IV on the basis of the issuance of any Option or Convertible Securities or after any new adjustments of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price shall have been made pursuant to this paragraph, the right of conversion, exercise or exchange in such Option or Convertible Securities shall expire or terminate, and the right of conversion, exercise or exchange in respect of a portion of such Option or Convertible Securities shall not have been exercised, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such Option or Convertible Securities on the basis of treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such conversion, exercise or exchange and for the consideration actually received and receivable therefor, and treating any such Option or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of any such issuance for the consideration per share for which shares of Common Stock are issuable under such Option or Convertible Securities; and, if and to the extent called for by the foregoing provisions of





______________________________________
Footnote continued from previous page.

______________________________________


this Section on the basis aforesaid, a new adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant and the Exercise Price shall be made, which new adjustment shall supersede (effective only with respect to any exercise of this Warrant after such readjustment) the previous adjustment so rescinded and annulled.

         ()    If the Company shall after the date of issuance of this Warrant pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

         ()    If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor net of any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for consideration to be determined pursuant to the Appraisal Procedure.

         ()    If the Company shall take a record of the holders of the Common
Stock for the purpose of entitling them to





______________________________________
Footnote continued from previous page.

______________________________________


receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         ()    For purposes of determining whether any adjustment is required pursuant to this Article IV, any security of the Company having rights substantially equivalent to the Common Stock as to dividends or upon liquidation, dissolution or winding up of the Company shall be treated as if such security were Common Stock.

         .. Dividends. If the Company shall after the date of issuance of this Warrant issue or distribute to all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any property, assets or cash, and if such issuance or distribution does not constitute a Common Stock Reorganization or a Common Stock Distribution (any such nonexcluded event being herein called a "Dividend"), (i) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased (but not decreased), effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Dividend, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Dividend by a fraction, the numerator of which shall be the Fair Market Value per share of outstanding Common Stock on such record date and the denominator of which shall be the Fair Market Value per share of outstanding Common Stock of the Company on such record date less the then Fair Market Value of the evidences of indebtedness, securities, cash, or property or other assets issued or distributed in such Dividend with respect to one share of Common Stock, and
(ii) the Exercise Price shall be decreased (but not increased) to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock subject to





______________________________________
Footnote continued from previous page.

______________________________________


purchase upon exercise of this Warrant immediately before such Dividend and the denominator of which shall be the number of shares of Common Stock subject to purchase upon exercise of this Warrant immediately after such Dividend. If after the date of issuance of this Warrant the Company repurchases shares of Common Stock for a per share consideration which exceeds the Fair Market Value (as calculated immediately prior to such repurchase), then the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price shall be adjusted in accordance with the foregoing provisions, as if, in lieu of such repurchases, the Company had (I) distributed a Dividend having a Fair Market Value equal to the Fair Market Value of all property and cash expended in the repurchases, and (II) effected a reverse split of the Common Stock in the proportion required to reduce the number of shares of Common Stock outstanding from (A) the number of such shares outstanding immediately before such first repurchase to (B) the number of such shares outstanding immediately following all the repurchases.

         .. Capital Reorganization. If after the date of issuance of this Warrant there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming such holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constituent person"), or an Affiliate of a constituent person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by other than a





______________________________________
Footnote continued from previous page.

______________________________________


constituent person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section the kind and amount of shares of stock and other securities or other property (including cash) receivable upon such Capital Reorganization shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholder's rights in accordance with this Section 4.5, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

         .. Certain Other Events. If any event occurs after the date of issuance of this Warrant as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant, or otherwise adversely affect the Warrantholders.

         ..  Adjustment Rules.  ()      Any adjustments pursuant to this
Article IV shall be made successively whenever an event referred to herein shall occur.

         ()    If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization, Common Stock Distribution, Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such Action, then no adjustment





______________________________________
Footnote continued from previous page.

______________________________________


shall be made pursuant to this Article IV in respect of such action.

         ()    No adjustment in the amount of shares purchasable upon exercise of this Warrant or in the Exercise Price shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

         ()    No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $0.01 per share of Common Stock.

         ()    No adjustment shall be made pursuant to this Article IV in respect of (i) the issuance (or deemed issuance) or repurchase of shares of Common Stock in connection with the exercise of the Warrants or (ii) the issuance of shares of Common Stock in an underwritten public offering managed by a nationally recognized investment banking firm.

         .. Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the holders of Warrants are entitled to receive upon exercise thereof.

         .. Notice of Adjustment. Not less than 30 nor more than 40 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this
Article IV, the Company shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the





______________________________________
Footnote continued from previous page.

______________________________________


computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable. If no Holder objects to any such notice within 30 days of receipt of the Company's notice, the adjustment will be deemed accepted by the Holders.

                                    ARTICLE

                                  DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "Appraisal Procedure" means a procedure whereby two independent appraisers, one chosen by the Company and one by the Requisite Holders, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholders;





______________________________________
Footnote continued from previous page.

______________________________________


otherwise the average of all three determinations shall be binding and conclusive on the Company and the Warrantholders. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholders requesting such Appraisal Procedure, except (a) the fees and expenses of the appraiser appointed by the Company and any costs incurred by the Company shall be borne by the Company, (b) the fees and expenses of the appraiser appointed by the Requisite Holders shall be borne by the Requisite Holders, and (c) the fees and expenses of any third appraiser shall be shared equally by the Company and such Requisite Holders; provided if such Appraisal Procedure shall result in a determination that is disparate by 5% or more to the benefit of the holder from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

         "Business Day" shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

         "Capital Reorganization" shall have the meaning set forth in Section
4.5.

         "Closing Price" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the closing bid price regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the closing bid price in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.





______________________________________
Footnote continued from previous page.

______________________________________


         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant subject to adjustment pursuant to Article IV.

         "Common Stock Distribution" shall have the meaning set forth in
Section 4.3(a).

         "Common Stock Reorganization" shall have the meaning set forth in
Section 4.2.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Convertible Securities" shall have the meaning set forth in Section 4.3(b).

         "Dividend" shall have the meaning set forth in Section 4.4.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Exercise Period" means the Exercise Period as defined in the Option Agreement.

         "Exercise Price" shall mean $3.281.

         "Fair Market Value" means the fair market value of the business or property in question, as determined in good faith by the Board of Directors of the Company, provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of the Company shall be the Fair Market Value of the Company and its subsidiaries as a going concern. Notwithstanding the foregoing, if, at any date





______________________________________
Footnote continued from previous page.

______________________________________


of determination of the Fair Market Value of the Company, the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock on a fully diluted basis, giving effect to any consideration to be paid to the Company in connection with the exercise or conversion of any security. Notwithstanding the foregoing, the Fair Market Value of shares of Common Stock to be issued in connection with the grant of employee stock options will be deemed to be, if lower, the Closing Price on the date of such sale or grant.

         "Holder" shall have the meaning set forth in the first paragraph of this Warrant.

         "Market Price" with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 10 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Option Agreement" means the Option Agreement between the Company and each of the initial Warrantholders dated the date of original issuance of this Warrant.





______________________________________
Footnote continued from previous page.

______________________________________


         "Options" shall have the meaning set forth in Section 4.3(b).

         "Registrable Security" shall have the meaning set forth in the Registration Rights Agreement dated as of February 26, 1997 among the Company and the Holders of the Warrants.

         "Registration Rights Agreement" shall have the meaning set forth in
Section 3.1.

         "Requisite Holders" means the Holders of Warrants to purchase a majority of the shares of Common Stock issuable upon exercise of the Warrants (excluding Warrants held by the Company or any of its subsidiaries) at the time outstanding.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

         "Warrant Agency" shall have the meaning set forth in Section 2.1.

         "Warrantholder" means a holder of a Warrant.

         "Warrants" shall have the meaning set forth in the first paragraph of this Warrant.

                                    ARTICLE

                                 MISCELLANEOUS





______________________________________
Footnote continued from previous page.

______________________________________


         .. Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

       ()    if to the Company, to 5575 Tech Center Drive, Suite 300, Colorado
    Springs, CO 80919, Attention: President; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY 10022, Attention:
    Randall Doud, Esq. and McDermott, Will & Emery, 1850 K Street N.W., Suite 450, Washington, DC 20006-2296, Attention: Robert Jensen, Esq.;

       ()    if to an initial Holder of Warrants, to such Holder c/o Banque
    Indosuez, New York Branch, at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: William B. Gannett, Esq., and if to any subsequent Holder of Warrants, to it at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Warrants) or to the Holders of Warrants (in the case of the Company) in accordance with the provisions of this paragraph.

         .. Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Requisite Holders; provided, however, that no such amendment, modification or waiver shall, without the written consent of each Warrantholder whose interest might be adversely affected by





______________________________________
Footnote continued from previous page.

______________________________________


such amendment, modification or waiver, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Articles III or IV. The provisions of the Registration Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

         Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Registration Rights Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         .. Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

         .. Survival of Agreements; Representations and Warranties etc. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrants shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

         .. Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this





______________________________________
Footnote continued from previous page.

______________________________________


Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         .. Severability. In case any one or more of the provisions contained in the Registration Rights Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         .. Section Headings. The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         .. No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         .. No Impairment. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not, directly or indirectly, increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and
(c) use its commercially reasonable best efforts to obtain all such authorizations, exemptions or consents from any public





______________________________________
Footnote continued from previous page.

______________________________________


regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         ..  Submission to Jurisdiction; Venue.  ()      Any legal action or
proceeding with respect to this Warrant may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation Systems at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         () The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or or in connection with this Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.





______________________________________
Footnote continued from previous page.

         IN WITNESS WHEREOF, AMERICAN TELECASTING, INC. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                        AMERICAN TELECASTING, INC.

                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


Attest:


-------------------------
Name:
Title:





______________________________________
Footnote continued from previous page.

                              SUBSCRIPTION NOTICE

                   (To be executed upon exercise of Warrant)

    TO AMERICAN TELECASTING, INC.:

         The undersigned hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder, _________________ shares of voting Class A Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in accordance with the terms of the attached Warrant.

         Please issue a certificate or certificates for such shares of Class A Common Stock in the following name or names and denominations:

         If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:  _____________, 19__     _______________________________________________

                                Note: The above signature should correspond
                                      exactly with the name on the face of the attached Debt Debt Warrant or with the name of the assignee appearing in the assignment form.



______________________________________
Footnote continued from previous page.

                                   ASSIGNMENT

                  (To be executed upon assignment of Warrant)

         For value received, ______________________________ hereby sells, assigns and transfers unto __________________ the attached Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer said Warrant on the books of American Telecasting, Inc., with full power of substitution in the premises.


                                   __________________________________________
                                   Note: The above signature should correspond
                                         exactly with the name on the face of
                                         the attached Warrant.





______________________________________
Footnote continued from previous page.

______________________________________


THIS BOND APPRECIATION RIGHTS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHO MAY BE AN EMPLOYEE OF SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR.

                      BOND APPRECIATION RIGHTS CERTIFICATE

                                RELATING TO THE

                         SENIOR DISCOUNT NOTES DUE 2004

                                       OF

                           AMERICAN TELECASTING, INC.





______________________________________
Footnote continued from previous page.

No. 1                                             4,500 Bond Appreciation Rights


         This certifies that FOR VALUE RECEIVED INDOSUEZ CM II, INC. or, subject to the terms hereof, permitted transferees (the "Registered Holder"), is the registered owner of the number of Bond Appreciation Rights ("BARs") specified above. Each BAR represents the equivalent of $1,000 face amount (the "Equivalent Amount") of Senior Discount Notes due 2004 (the "Notes") of American Telecasting, Inc., a Delaware corporation (the "Company"), and has an initial value of $290 (the "BAR Price"). The Equivalent Amount and the BAR Price are each subject to adjustment as provided in Section 5 hereof. Upon the presentation and surrender of this BAR Certificate, with the Exercise Form attached hereto or a comparable form reasonably acceptable to the Company, duly completed and executed, at the office of the Company during normal business hours on any business day the Registered Holder shall be entitled to the receipt of an amount calculated in the manner set forth in Section 2 hereof.

         This BARs Certificate shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

    Procedures for Exercise of BARs.

         During the Exercise Period, a Registered Holder may exercise BARs by surrendering a BARs Certificate or Certificates together with an Exercise Form in the form attached hereto. A BAR shall be deemed to be exercised at the time immediately prior to the close of business on the business day (the "Exercise Date") on which the duly executed and completed Exercise Form is received by the Company at its office at 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919.

         The term "Exercise Period" shall mean the period beginning at the earlier of (a) any event of default under the existing terms of the Notes or
(b) 9:00 a.m., New York City time, on June 15, 1999 and ending at 5:00 p.m., New York City time, on December 31, 2004.

         This BARs Certificate, upon the surrender hereof (in the manner described above) by the Registered Holder, may be exchanged without charge for one or more replacement BARs Certificates of like tenor and date entitling the Registered Holder to the same aggregate number of BARs as is evidenced by this surrendered BARs Certificate.

         The BARs represented hereby shall cease to be exercisable upon the termination of the Exercise Period or earlier upon proper exercise.

    Payment of BAR Value.

         As soon as practicable after each exercise of a BAR, the Company will pay to the Registered Holder in cash an amount (the "BAR Value") equal to the excess of (A) the then current Market Price (as defined below) of the Equivalent Amount as to which the BAR has been exercised over (B) the BAR Price of the Equivalent Amount.

         "Market Price" of any security on any day means (i) the average bid prices of three dealers who make a market in the security, which such dealers shall be selected by a majority in interest of the Registered Holders, or (ii) if such quotes are not so available or reported as determined by a majority in interest of the Registered Holders and noticed to the Company, the fair saleable value (the "Appraised Value") of such security (determined without giving effect to any discount for (i) a minority interest or (ii) any lack of liquidity) on such date, as determined in good faith by the Company's Board of Directors, or if a majority in interest of the Registered Holders elect to dispute such Appraised Value, the fair market value as determined in accordance with the terms of Section 3(b).

    Determination and Payment of BAR Value.

         Determination and Payment. Except as set forth in Section 3(b), the BAR Value with respect to any exercise of BARs hereunder shall be determined within 5 days of the Exercise Date and, subject to Section 4, shall be payable in the manner provided below within one business day following the date of such determination. Payment of the BAR Value shall be made by wire transfer of immediately available (same day) funds to an account in a bank located in the United States designated by the Holder for such purpose.

         Appraisal. If in determining the BAR Value it is necessary to determine the Appraised Value of the Notes or other securities and a majority in interest of the Registered Holders elects to dispute the determination made by the Company, the Appraised Value shall be determined by two independent appraisers, one chosen by the Company and one by a majority in interest of the Registered Holders. If within 20 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Registered Holders; otherwise the average of all three determinations shall be binding and conclusive on the Company and the Registered Holders. The costs of conducting any appraisal shall be borne as follows: (a) the fees and expenses of the appraiser appointed by the Company and any costs incurred by the Company shall be borne by the Company, (b) the fees and expenses of the appraiser appointed by the Registered Holders and any costs incurred by the Registered Holders shall be borne by the Registered Holders and (c) the fees and expenses of any third appraiser shall be shared equally by the Company and the Registered Holders electing such appraisal; provided if such Appraised Value shall result in a determination that is disparate by 5% or more from the Company's initial determination, all costs of conducting such appraisal procedure shall be borne by the Company.

    Non-Cash Payment Upon Exercise.

         Right to Pay in Other Securities. Notwithstanding anything to the contrary set forth in this Agreement, if on the date of exercise of any of the BARs hereunder, the Company shall be prohibited from paying cash by the terms of any loan or other agreement by which it is bound, the Registered Holder may elect to receive, in lieu of all or a part of the BAR Value otherwise payable in cash in respect of such exercise, (i) if permitted by the terms of the Company's then existing agreements, Notes having an aggregate current Market Value on the Exercise Date with respect to such exercise equal to such BAR Value or (ii) if permitted by the terms of the Company's then existing agreements, debt securities substantially similar to the Notes, in a form mutually acceptable to the Company and the Registered Holder, having an aggregate current Market Value on the Exercise Date with respect to such exercise equal to such BAR Value.

         Prohibition on Payment. The Company is not a party to any agreement which would restrict the Company's ability to pay the BAR Value in cash. The Company agrees that it will not, without the consent of the Registered Holders of a majority of the BARs at the time then outstanding, enter into any agreement or amend any existing agreement which would prohibit or otherwise limit the Company's ability to make cash payments or payments in the form of Notes or other securities upon exercise of the BARs.

    Adjustments.

         Adjustment or Substitution of Notes and Price. In the event that the Notes are changed into or exchanged for a different kind or number of debt securities, or equity or other securities (including warrants or rights to acquire stock or securities) or assets (including cash) of the Company or stock or securities or assets (including cash) of another corporation, then an appropriate and equitable adjustment shall be made in the number and kind of securities or other assets the Market Value of which determines the BAR Value payable in respect of exercises of any BARs hereunder, and/or in the kind of securities deliverable under Section 4, so as to prevent the dilution of rights represented by the BARs granted hereunder. In the event of a transaction (including a tender or exchange offer) in which the Notes are changed into or exchanged for shares of stock or securities of another corporation, that other corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5(a). In the event that the Company shall make any direct or indirect payment or distribution to more than 50% of the holders of Notes, other than payments of interest, the BAR Price shall be adjusted downward to reflect fully any such payment or distribution. The foregoing provisions of this Section 5(a) shall similarly apply to successive reorganizations, tender offers, exchange offers and other transactions.

         Notice of Adjustments.  Whenever an adjustment is made pursuant to
Section 5(a), the Company shall promptly prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number and kind of securities or other assets the current Market Value of which determines the BAR Value payable in respect of exercises of BARs hereunder and/or the kind of securities deliverable under Section 4, as the case may be, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder. The Company shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder.

         Notice of Other Corporate Actions. The Company shall promptly give notice to each Holder of any other corporate action for which notice is given to holders of Notes of the Company.

    Assignability.

         This BARs Certificate shall be transferable, in whole or in part, upon surrender of this BARs Certificate to the Company, together with a written assignment of the BARs certificate, on the Form of Assignment attached hereto or in other form reasonably satisfactory to the Company, duly executed by the Registered Holder hereof or his duly appointed legal representative. If less than all of the BARs Certificate is being transferred, a new BARs Certificate or BARs Certificates shall be issued to the Registered Holder for the portion of the BARs Certificate not being transferred.

    Expenses.

         The Company shall promptly reimburse the Registered Holders for all reasonable fees (including reasonable attorney fees and expenses) incurred by such Registered Holder in connection with the enforcement of its rights hereunder.

    Severability of Provisions.

         Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

    Governing Law.

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

    Headings.

         The headings of the paragraphs in this BARs Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

    Replacement of BARs.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any BARs Certificate and in the case of any such loss, theft or destruction of any BARs Certificate, upon delivery of indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender of such BARs Certificate for cancellation at the principal office of the Company,

the Company at its expense will execute and deliver, in lieu thereof, a new BARs Certificate of like tenor.

    No Rights or Liabilities as Stockholder.

         Nothing contained in this BARs Certificate shall be construed as conferring upon the Registered Holder hereof any rights as a stockholder of the Company, or as imposing any liabilities on such Holder as a stockholder of the Company or, to purchase any securities of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or by any other person.

         IN WITNESS WHEREOF, the Company has caused this BARs Certificate to be duly exercised, manually or in facsimile, by two of its officers thereunto duly authorized.


Dated:  February 26, 1997               AMERICAN TELECASTING, INC.


                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------

                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                EXERCISE FORM

                   To be executed by the Registered Holder

                               to exercise BARs

         The undersigned Registered Holder hereby irrevocably elects to exercise _____ BARs represented by this BARs Certificate and requests that cash in an amount equal to the aggregate BAR Value be paid to [payment instructions]

and if such number of BARs shall not equal the number of BARs represented by this BARs Certificate, irrevocably requests that a new BARs Certificate for the balance of such BARs be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated:  __________, ____

                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            Address


                                            -----------------------------------
                                            Social Security or Other
                                            Identifying Number



                                            -----------------------------------
                                            Signature Guaranteed

                               FORM OF ASSIGNMENT

                    To be executed by the Registered Holder

                                to transfer BARs

         FOR VALUE RECEIVED, ____________________ hereby sells, assigns, and transfers unto

         Name:
               ------------------------------------------------------
         Address:
                  ---------------------------------------------------
         Zip Code:
                   --------------------------------------------------

         ------------------------------------------------------------
                  Social Security or Other Identifying Number

                             [please print or type]

__________ of the BARs represented by this BARs Certificate, and hereby irrevocably constitutes and appoints ___________

____________________ Attorney to transfer this BARs Certificate on the books of the Company, with full power of substitution.


    Dated:  __________, ___

                                            -----------------------------------
                                            Signature Guaranteed

THE SIGNATURE TO THE EXERCISE FORM OR FORM OF ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS BARs

CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE, UNLESS THE REGISTERED HOLDER WOULD ITSELF BE ABLE TO PROVIDE A SIGNATURE GUARANTEE IN WHICH CASE A SIGNATURE GUARANTEE SHALL NOT BE NECESSARY.

                                                              EXHIBIT C-2 TO THE
                                                                CREDIT AGREEMENT

                          SECURITIES PLEDGE AGREEMENT

          This SECURITIES PLEDGE AGREEMENT (the "Agreement"), dated as of February 26, 1997, made by AMERICAN TELECASTING, INC., a Delaware corporation having an office at 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919 (the "Pledgor"), in favor of BANQUE INDOSUEZ, NEW YORK BRANCH, having an office at 1211 Avenue of the Americas, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as collateral agent (in such capacities and together with any successors in such capacities, the "Collateral Agent") for the lending institutions (the "Banks") under the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :

          Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement), among the Pledgor, the Banks and Banque Indosuez, New York Branch, as Agent for the Banks, the Banks have agreed to make to or for the account of the Pledgor certain Loans up to an aggregate principal amount of $17,000,000.

         The Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) pledged by it.

         It is a condition precedent to the obligations of the Banks to make the Loans under the Credit Agreement that the Pledgor execute and deliver the applicable Credit Documents, including this Agreement.

         This Agreement is given by the Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and the Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :

          NOW, THEREFORE, in consideration of the foregoing premises and other
good and valuable consideration, the receipt   and sufficiency of which are
hereby acknowledged, the Pledgor and Collateral Agent hereby agree as follows:

          Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, the Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of the Pledgor in and to the following property, whether now existing or hereafter acquired, (collectively, the "Pledged Collateral"):

         the issued and outstanding shares of capital stock described on
    Schedule I hereto ("the Pledged Shares"), including the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

         all additional shares of capital stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which securities shall be deemed to be part of the Pledged Shares) and the certificates representing such additional securities and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such additional securities;

         all intercompany notes described on Schedule II hereto (the "Intercompany Notes") now owned or held by Pledgor and from time to time acquired by Pledgor in any way, and all certificates or instruments evidencing such Intercompany Notes and all proceeds thereof, all accessions thereto and substitutions therefor;

         all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and
         all Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or under other relevant law) of any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guarantee payable to Collateral Agent or to the Pledgor from time to time with respect to any of its respective Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of its respective Pledged Collateral by any Governmental Authority (or any person acting under color of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of Pledged Shares, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of (i) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of the Pledgor to pay principal, interest and all other reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement), and (ii) without duplication of the amounts described in clause (i), all Obligations of the Pledgor now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, with respect to all reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

          No Release. Subject to Section 18 of this Agreement, nothing set forth in this Agreement shall relieve the Pledgor from the performance of any term, covenant, condition on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to the Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, or any other Credit Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Subject to Section 18 of this Agreement, the obligations of the Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations under this Agreement and the other Credit Documents.

          Delivery of Pledged Collateral.

          All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Collateral Agent, shall immediately upon receipt thereof by the Pledgor be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to Collateral Agent. Subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. Collateral Agent shall provide the Pledgor with notice of any endorsement, assignment or other transfer made pursuant to the preceding sentence. In addition, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

          If an issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of such issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer the Pledged Shares under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance satisfactory to Collateral Agent, confirming such pledge.

          Notwithstanding any provision of this Section 4 to the contrary, if the exercise of any rights provided in this Section 4 or Section 10 relates to the ownership or control of any radio, television or other license, permit, certificate or approval granted or issued by the FCC or any other Governmental Authority (including, without limitation, any multichannel or single channel multipoint distribution service, local multipoint distribution service, operational- fixed microwave service, cable television relay service station, business radio, instructional television fixed service, earth station or experimental licenses or permits issued by the FCC) (each, a "Governmental License") held by the Pledgor or a subsidiary of the Pledgor and it may be necessary to obtain the consent or approval of the FCC prior to the exercise of such rights, the provisions of Section 29 of this Agreement shall apply.

          Supplements, Further Assurances.

          The Pledgor agrees that at any time and from time to time, at the sole cost and expense of such Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          The Pledgor shall, upon obtaining any Pledged Shares of any Person promptly (and in any event within three Business Days) deliver to Collateral Agent a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit 1 hereto (the "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such Pledged Collateral. The Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

     Representations, Warranties and Covenants. The Pledgor represents, warrants and covenants as follows (as to itself only):

         No Liens. The Pledgor is, and at the time of any delivery of any Pledged Collateral to Collateral Agent pursuant to Section 4 of this Agreement will be, the sole legal and beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement. All Pledged Collateral is on the date hereof, and will be be, so owned by the Pledgor, as applicable, free and clear of any Lien except for the Lien created by this Agreement.

         Authorization, Enforceability. The Pledgor has the requisite corporate power, authority and legal right to pledge and grant a security interest in all of the Pledged Collateral pledged by it pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

         No Consents, etc. No consent of any party (including, without limitation, any stockholders or creditors of the Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required either (x) for the pledge by the Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (y) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement, or (z) for the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement; provided, however, that under the Communications Act and the rules and regulations of the FCC, FCC consent may be required prior to the transfer of control or assignment of any Governmental License issued by the FCC, or the exercise of any voting rights or management over the Pledgor or an issuer of Pledged Shares to the extent it holds, owns or controls any Governmental License issued by the FCC.

         Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.

         Chief Executive Office. The Pledgor's chief executive office is located at 5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado 80919. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accordance with the last sentence of this Section 6(e). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

         Delivery of Pledged Collateral; Filings. The Pledgor has delivered to Collateral Agent all certificates representing the Pledged Shares and Intercompany Notes and has caused to be filed with the Secretary of State of the State of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor, UCC-1 financing statements evidencing the Lien created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the UCC, including, without limitation, the UCC as in effect in the States of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor.

         Pledged Collateral. All information set forth herein, including the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all respects.

         No Violations, etc. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board.

         Ownership of Pledged Collateral. Except as otherwise permitted by the Credit Agreement, the Pledgor at all times will be the sole beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement.

         No Options, Warrants, etc. Except as disclosed in the Credit Agreement, there are no options, warrants, calls, rights, commitments or agreements of any character to which the Pledgor is a party or by which it is bound obligating the Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional securities of any issuer of the Pledged Shares or obligating any issuer of the Pledged Shares to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which the Pledgor or any issuer of the Pledged Shares is a party with respect to the voting of the securities of any issuer of the Pledged Shares.

         Endorsement, Assignment or Pledge of Instruments. None of the Pledged Collateral is, as of the date of this Agreement, and as to Pledged Collateral which arises from time to time after such date will be, evidenced by any instrument, note or chattel paper, except such as have been or will be endorsed, assigned or pledged and delivered to Collateral Agent by Pledgors simultaneously with the creation thereof.

         Systems. The Pledged Shares include the Pledgor's interest in each Credit Party operating Systems or holding System Agreements.

         Voting Rights; Distributions; etc.

         So long as no Event of Default shall have occurred and be continuing:

         The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares pledged by it pursuant to this Agreement or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Credit Documents and each Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of its respective Pledged Collateral or the security intended to be provided by this Agreement.

         Subject to the terms of the Credit Agreement, each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be, and shall be forthwith delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at such Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to
    Section 7(a)(ii) hereof.

         Upon the occurrence and during the continuance of an Event of Default:

         All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, to the extent the Pledgor or an issuer of Pledged Shares hold, own or control any Governmental License issued by the FCC, if and to the extent required under the Communications Act or the FCC's rules, until the FCC has consented to a transfer of control or assignment of Pledgor, an issuer of Pledged Shares, or such Governmental License issued by the FCC, Pledgor shall continue to exercise the voting and other consensual rights.

         All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

         Subject to any necessary prior or subsequent FCC approval, Collateral Agent shall be entitled to the appointment, as a matter of right and without giving notice to the Pledgor, of a receiver with respect to the Pledged Collateral, without regard to the adequacy or inadequacy of any Pledged Collateral for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof, and each Pledgor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual qualifications, powers and duties of receivers in similar cases, including the full power to conduct the business of the Pledgors.

          The Pledgor shall, at such Pledgor's sole cost and expense, from time to time execute and deliver to Collateral Agent and any other Person directed by Collateral Agent, appropriate instruments as Collateral Agent may request in order to permit Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

          All Distributions which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          Transfers and Other Liens; Additional Shares; Principal Office.

          The Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral pledged by it pursuant to this Agreement, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral pledged by it pursuant to this Agreement other than the Lien granted to Collateral Agent under this Agreement, or (iii) permit any issuer of the Pledged Shares to merge, consolidate or change its legal form unless a majority of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged to Collateral Agent pursuant to a pledge agreement in form and substance, satisfactory to Collateral Agent, and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.

          The Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity securities of any issuer of the Pledged Shares which are required to be pledged hereunder.

          Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          Remedies Upon Default; Decisions Relating to Exercise of Remedies.

          If any Event of Default shall have occurred and be continuing, subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in
Section 11 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, five (5) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. No notification need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
The Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Notwithstanding any provision of this subsection 10(a) to the contrary, in the event of a private or public sale of the Pledged Collateral, prior to the consummation of the sale, to the extent required under the Communications Act of 1934, as amended, or any successor statute or law (the "Communications Act"), the prior consent of the FCC pursuant to the

Communications Act and the rules and regulations of the FCC will be obtained.

          The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          Notwithstanding the foregoing and to the extent commercially reasonable, each Pledgor shall, upon the occurrence and during the continuance of an Event of Default, at the request of Collateral Agent, for the benefit of Collateral Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral as soon as practicable and at such Pledgor's sole cost and expense. The Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. The Pledgor will cause Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as Collateral Agent from time to time may request, and will indemnify and will cause the issuer of the Pledged Collateral to indemnify Collateral Agent and all others participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

          If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall from time to time furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          The Pledgor recognizes, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales.

          In addition to any of the other rights and remedies hereunder, Collateral Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

          Without limiting the generality of the provisions in Section 15 hereof, Pledgor hereby constitutes and appoints Collateral Agent, with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead to take any action upon the occurrence and during the continuance of an Event of Default required to reflect the foreclosure sale of the Pledged Collateral or the exercise of any remedy hereunder. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement.

          Application of Proceeds. All Distributions held from time to time by Collateral Agent and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

         First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to Collateral Agent and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Banks and their agents and counsel and all reasonable expenses, liabilities and advances made or incurred by the Banks in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Third, to the indefeasible payment in full in cash of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by the Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Fourth, to the indefeasible payment in full in cash of principal at any time and from time to time owing by the Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind, among amounts of principal so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

         Fifth, to the applicable Pledgor, or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          Expenses. The Pledgor will upon demand pay to Collateral Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents, which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by the Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgor under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. The Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

          No Waiver; Cumulative Remedies.

          No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, each Pledgor, Collateral Agent and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

          Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement; provided, however, that at the time of appointment of a successor Collateral Agent, if Collateral Agent, through its possession, control, or ownership of Pledged Collateral or otherwise, holds, owns, or controls any Governmental License issued by the FCC such that the FCC must consent to the appointment of a successor Collateral Agent, until the FCC has consented to the appointment of a successor Collateral Agent the Collateral Agent shall retain control over such Pledged Collateral or Government Licenses. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of such Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to), subject to the provisions of Section 29 of this Agreement, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by such Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. The Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and any other Credit Document. The Pledgor hereby appoints Collateral Agent its attorney-in-fact with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement except that with respect to any FCC applications or filings or other action subject to FCC rules, regulations and policies, Collateral Agent shall serve as attorney-in-fact only to the extent permitted under the Communications Act and FCC rules, regulations and policies. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          Indemnity.

          Indemnity. The Pledgor agrees to indemnify, pay and hold harmless Collateral Agent and each of the Secured Parties and the officers, directors, employees, agents and affiliates of Collateral Agent and each of the Secured Parties (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Credit Document (including, without limitation, any misrepresentation by the Pledgor in this Agreement or any other Credit Document) (the "indemnified liabilities"); provided that the Pledgors shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

          Survival. The obligations of each Pledgor contained in this Section 16 shall survive the termination of this Agreement and the discharge of each Pledgor's other obligations under this Agreement and under the other Credit Documents.

          Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

          Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent and Pledgor. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on the Pledgor in any case shall entitle any such Pledgor to any other or further notice or demand in similar or other circumstances.

          Termination; Release. When all the Secured Obligations have been indefeasibly paid in full and the Commitments of the Banks to make any Loan under the Credit Agreement shall have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of the applicable Pledgor, forthwith assign, transfer and deliver to such Pledgor, against receipt and without recourse to or warranty by

Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of such Pledgor, and proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

          Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

          Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon each Pledgor, its respective successors and assigns, and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without that limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement.

          GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS

PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PLEDGOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN ADDRESS AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE PLEDGOR IRREVOCABLY AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE PLEDGOR AT ITS ADDRESS PROVIDED FOR IN SECTION 19 HEREOF EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE PLEDGOR REFUSES TO RECEIVE AND FORWARD SUCH SERVICE, THE PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

          Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

          Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          Obligations Absolute. All obligations of the Pledgor hereunder shall absolute and unconditional irrespective of:

         any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor or any other Credit Party;

         any lack of validity or enforceability of the Credit Agreement or any other Credit Document or any other agreement or instrument relating thereto;

         any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument relating thereto;

         any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

         any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

         any other circumstances which might otherwise constitute a defense available to, or a discharge of, any other Pledgor.

          Collateral Agent's Right to Sever Indebtedness.

          The Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of such Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) each Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to the Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to the Pledged Collateral of such Pledgor and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of each Pledgor unrelated to the other transactions contemplated by the Credit Agreement or any other Credit Document or any document related to either thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and the Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this
Section 27, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

          The Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, no Pledgor shall (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Credit

Agreement or executed in connection with the Credit Agreement or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

          In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of the Pledgor.

          Notwithstanding anything set forth herein to the contrary, the provisions of this Section 27 shall be effective only to the maximum extent permitted by law.

          Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

          Facilitating Governmental Approvals; Specific Performance.

          In connection with the exercise by Collateral Agent of its rights under this Agreement relating to the disposition of the Pledged Collateral as it may affect the control of any Governmental License issued by the FCC or any other authorizations, agreements, permits, licenses, and franchises of the Pledgor, it may be necessary to obtain the prior consent or approval of the FCC or other Governmental Authority to the exercise of Collateral Agent's rights with respect to the Pledged Collateral. To the extent that any such consent or approval is required for any action that Collateral Agent may take under this Agreement with respect to the Pledged Collateral, receipt of such FCC or Governmental Authority approval shall be a condition precedent to Collateral Agent's exercise of such rights. In furtherance of the first sentence of this Section, the Pledgor hereby agrees, at its own cost, to use its best efforts to take any and all actions which Collateral Agent may request in order to obtain such consents or approvals or any other governmental authorization as may be necessary to enable Collateral Agent to exercise and enjoy the full rights and benefits granted to it under this Agreement, the Credit Agreement, or any other Credit Document, including, without limitation, the preparation, execution, delivery or filing on the Pledgor's behalf and in such Pledgor's name, or in such other name as may be appropriate or required, or causing to be prepared, executed, delivered or filed, all applications, certificates, filings, instruments, information, reports and other documents (including, without limitation, any application for any assignment or transfer of control or ownership).

         The Pledgor hereby acknowledges that a breach of any of its respective obligations contained in this Agreement will cause irreparable injury to Collateral Agent, and that such a breach would not be adequately compensable in damages, and therefore Pledgors agree that their obligations under this Agreement shall be specifically enforceable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        AMERICAN TELECASTING, INC.,
                                          as Pledgor


                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANQUE INDOSUEZ, NEW YORK BRANCH,
                                          as Collateral Agent



                                        By: /s/ BARQUE INDOSUEZ
                                            -----------------------------------
                                            Name:
                                            Title:



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Notice Address:
                                        Banque Indosuez, New York Branch
                                        1211 Avenue of the Americas
                                        New York, N.Y.  10036
                                        Attention:  Michael Arougheti

                          SECURITIES PLEDGE AGREEMENT

         This SECURITIES PLEDGE AGREEMENT (the "Agreement"), dated as of February 26, 1997, made by AMERICAN TELECASTING OF GREEN BAY, INC., a Delaware corporation having an office at 5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado 80919 (the "Pledgor"), in favor of BANQUE INDOSUEZ, NEW YORK BRANCH, having an office at 1211 Avenue of the Americas, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as collateral agent (in such capacities and together with any successors in such capacities, the "Collateral Agent") for the lending institutions (the "Banks") under the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :

         A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement), among American Telecasting, Inc. ("ATel"), the Banks and Banque Indosuez, New York Branch, as Agent for the Banks, the Banks have agreed to make to or for the account of ATel certain Loans up to an aggregate principal amount of $17,000,000.

         B. The Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) pledged by it.

         C. It is a condition precedent to the obligations of the Banks to make the Loans under the Credit Agreement that the Pledgor execute and deliver the applicable Credit Documents, including this Agreement.

         D. The Pledgor has executed and delivered to Collateral Agent a certain guarantee instrument (the "Guarantee") pursuant to which, among other things, the Pledgor has guaranteed the obligations of ATel under the

Credit Agreement, and the Pledgor desires that its obligations under such Guarantee be secured hereunder.

         E. This Agreement is given by the Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and the Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and Collateral Agent hereby agree as follows:

         Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, the Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of the Pledgor in and to the following property, whether now existing or hereafter acquired, (collectively, the "Pledged Collateral"):

         (a) the issued and outstanding shares of capital stock described on
    Schedule I hereto ("the Pledged Shares"), including the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

         (b) all additional shares of capital stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which securities shall be deemed to be part of the Pledged Shares) and the certificates representing such additional securities and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such additional securities;

         (c) all intercompany notes described on Schedule II hereto (the "Intercompany Notes") now owned or held by Pledgor and from time to time acquired by Pledgor in any way, and all certificates or instruments evidencing such Intercompany Notes and all proceeds thereof, all accessions thereto and substitutions therefor;

         (d) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and

         (e) all Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or under other relevant law) of any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guarantee payable to Collateral Agent or to the Pledgor from time to time with respect to any of its respective Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture Collateral of all or any part of its respective Pledged Collateral by any Governmental Authority (or any person acting under color of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of Pledged Shares, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section

362(a)) of (i) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Guarantee (including, without limitation, the Pledgor's obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in the Guarantee), (ii) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of the Pledgor to pay principal, interest and all other reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement), and (iii) without duplication of the amounts described in clauses
(i) and (ii), all Obligations of the Pledgor now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, with respect to all reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement (the obligations described in clauses (i), (ii) and (iii), collectively, the "Secured Obligations").

         Section 3. No Release. Subject to Section 18 of this Agreement, nothing set forth in this Agreement shall relieve the Pledgor from the performance of any term, covenant, condition on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to the Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, or any other Credit Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Subject to Section 18 of this Agreement, the obligations of the Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations under this Agreement and the other Credit Documents.

         Section 4.  Delivery of Pledged Collateral.

         (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Collateral Agent, shall immediately upon receipt thereof by the Pledgor be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to Collateral Agent. Subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. Collateral Agent shall provide the Pledgor with notice of any endorsement, assignment or other transfer made pursuant to the preceding sentence. In addition, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

         (b) If an issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of such issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer the Pledged Shares under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance satisfactory to Collateral Agent, confirming such pledge.

         (c) Notwithstanding any provision of this Section 4 to the contrary, if the exercise of any rights provided in this Section 4 or Section 10 relates to the ownership or control of any radio, television or other license, permit, certificate or approval granted or issued by the FCC or any other Governmental Authority (including, without limitation, any multichannel or single channel multipoint distribution service, local multipoint distribution service, operational-fixed microwave service, cable television relay service station, business radio, instructional television fixed service, earth station or experimental licenses or permits issued by the FCC) (each, a "Governmental License") held by the Pledgor or a subsidiary of the Pledgor and it may be necessary to obtain the consent or approval of the FCC prior to the exercise of such rights, the provisions of
Section 29 of this Agreement shall apply.

         Section 5.  Supplements, Further Assurances.

         (a) The Pledgor agrees that at any time and from time to time, at the sole cost and expense of such Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         (b) The Pledgor shall, upon obtaining any Pledged Shares of any Person promptly (and in any event within three Business Days) deliver to Collateral Agent a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit 1 hereto (the "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such Pledged Collateral. The Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

         Section 6. Representations, Warranties and Covenants. The Pledgor represents, warrants and covenants as follows (as to itself only):

         (a) No Liens. The Pledgor is, and at the time of any delivery of any Pledged Collateral to Collateral Agent pursuant to Section 4 of this Agreement will be, the sole legal and beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement. All Pledged Collateral is on the date, and will be, so owned by the Pledgor, as applicable, free and clear of any Lien except for the Lien created by this Agreement.

         (b) Authorization, Enforceability. The Pledgor has the requisite corporate power, authority and legal right to pledge and grant a security interest in all of the Pledged Collateral pledged by it pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

         (c) No Consents, etc. No consent of any party (including, without limitation, any stockholders or creditors of the Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required either (x) for the pledge by the Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (y) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement, or (z) for the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement; provided, however, that under the Communications Act and the rules and regulations of the FCC, FCC consent may be required prior to the transfer of control or assignment of any Governmental License issued by the FCC, or the exercise of any voting rights or management over the Pledgor or an issuer of Pledged Shares to the extent it holds, owns or controls any Governmental License issued by the FCC.

         (d) Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.

         (e) Chief Executive Office. The Pledgor's chief executive office is located at 5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado 80919. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accordance with the last sentence of this Section 6(e). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgor shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

         (f) Delivery of Pledged Collateral; Filings. The Pledgor has delivered to Collateral Agent all certificates representing the Pledged Shares and Intercompany Notes and has caused to be filed with the Secretary of State of the State of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor, UCC-1 financing statements evidencing the Lien created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the UCC, including, without limitation, the UCC as in effect in the States of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor.

         (g) Pledged Collateral. All information set forth herein, including the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all respects.

         (h) No Violations, etc. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board.

         (i) Ownership of Pledged Collateral. Except as otherwise permitted by the Credit Agreement, the Pledgor at all times will be the sole beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement.

         (j) No Options, Warrants, etc. Except as disclosed in the Credit Agreement, there are no options, warrants, calls, rights, commitments or agreements of any character to which the Pledgor is a party or by which it is bound obligating the Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional securities of any issuer of the Pledged Shares or obligating any issuer of the Pledged Shares to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which the Pledgor or any issuer of the Pledged Shares is a party with respect to the voting of the securities of any issuer of the Pledged Shares.

         (k) Endorsement, Assignment or Pledge of Instruments. None of the Pledged Collateral is, as of the date of this Agreement, and as to Pledged Collateral which arises from time to time after such date will be, evidenced by any instrument, note or chattel paper, except such as have been or will be endorsed, assigned or pledged and delivered to Collateral Agent by Pledgors simultaneously with the creation thereof.

         (l) Systems. The Pledged Shares include the Pledgor's interest in each Credit Party operating Systems or holding System Agreements.

         Section 7.  Voting Rights; Distributions; etc.

         (a) So long as no Event of Default shall have occurred and be continuing:

         (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares pledged by it pursuant to this Agreement or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Credit Documents and each Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of its respective Pledged Collateral or the security intended to be provided by this Agreement.

         (ii) Subject to the terms of the Credit Agreement, each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be, and shall be forthwith delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         (iii) Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at such Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to
    Section 7(a)(ii) hereof.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

         (i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
    Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, to the extent the Pledgor or an issuer of Pledged Shares hold, own or control any Governmental License issued by the FCC, if and to the extent required under the Communications Act or the FCC's rules, until the FCC has consented to a transfer of control or assignment of Pledgor, an issuer of Pledged Shares, or such Governmental License issued by the FCC, Pledgor shall continue to exercise the voting and other consensual rights.

         (ii) All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

         (iii) Subject to any necessary prior or subsequent FCC approval, Collateral Agent shall be entitled to the appointment, as a matter of right and without giving notice to the Pledgor, of a receiver with respect to the Pledged Collateral, without regard to the adequacy or inadequacy of any Pledged Collateral for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof, and each Pledgor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual qualifications, powers and duties of receivers in similar cases, including the full power to conduct the business of the Pledgors.

         (c) The Pledgor shall, at such Pledgor's sole cost and expense, from time to time execute and deliver to Collateral Agent and any other Person directed by Collateral Agent, appropriate instruments as Collateral Agent may request in order to permit Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to
Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

         (d) All Distributions which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         Section 8. Transfers and Other Liens; Additional Shares; Principal Office.

         (a) The Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral pledged by it pursuant to this Agreement, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral pledged by it pursuant to this Agreement other than the Lien granted to Collateral Agent under this Agreement, or (iii) permit any issuer of the Pledged Shares to merge, consolidate or change its legal form unless a majority of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged to Collateral Agent pursuant to a pledge agreement in form and substance, satisfactory to Collateral Agent, and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.

         (b) The Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity securities of any issuer of the Pledged Shares which are required to be pledged hereunder.

         Section 9. Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or
(ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

         Section 10. Remedies Upon Default; Decisions Relating to Exercise of Remedies.

         (a)If any Event of Default shall have occurred and be continuing, subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in
Section 11 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, five
(5) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. No notification need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Notwithstanding any provision of this subsection 10(a) to the contrary, in the event of a private or public sale of the Pledged Collateral, prior to the consummation of the sale, to the extent required under the Communications Act of 1934, as amended, or any successor statute or law (the "Communications Act"), the prior consent of the FCC pursuant to the Communications Act and the rules and regulations of the FCC will be obtained.

         (b) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

         (c) Notwithstanding the foregoing and to the extent commercially reasonable, each Pledgor shall, upon the occurrence and during the continuance of an Event of Default, at the request of Collateral Agent, for the benefit of Collateral Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral as soon as practicable and at such Pledgor's sole cost and expense. The Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. The Pledgor will cause Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as Collateral Agent from time to time may request, and will indemnify and will cause the issuer of the Pledged Collateral to indemnify Collateral Agent and all others participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall from time to time furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         (e) The Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales.

         (f) In addition to any of the other rights and remedies hereunder, Collateral Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

         (g) Without limiting the generality of the provisions in Section 15 hereof, Pledgor hereby constitutes and appoints Collateral Agent, with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead to take any action upon the occurrence and during the continuance of an Event of Default required to reflect the foreclosure sale of the Pledged Collateral or the exercise of any remedy hereunder. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement.

         Section 11. Application of Proceeds. All Distributions held from time to time by Collateral Agent and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

         First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to Collateral Agent and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Banks and their agents and counsel and all reasonable expenses, liabilities and advances made or incurred by the Banks in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Third, to the indefeasible payment in full in cash of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by the Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Fourth, to the indefeasible payment in full in cash of principal at any time and from time to time owing by the Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind, among amounts of principal so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

         Fifth, to the applicable Pledgor, or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Section 12. Expenses. The Pledgor will upon demand pay to Collateral Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents, which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement,
(iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by the Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgor under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. The Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

         Section 13. No Waiver; Cumulative Remedies.

         (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, each Pledgor, Collateral Agent and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

         Section 14. Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement; provided, however, that at the time of appointment of a successor Collateral Agent, if Collateral Agent, through its possession, control, or ownership of Pledged Collateral or otherwise, holds, owns, or controls any Governmental License issued by the FCC such that the FCC must consent to the appointment of a successor Collateral Agent, until the FCC has consented to the appointment of a successor Collateral Agent the Collateral Agent shall retain control over such Pledged Collateral or Government Licenses. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         Section 15. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of such Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to), subject to the provisions of Section 29 of this Agreement, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by such Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. The Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and any other Credit Document. The Pledgor hereby appoints Collateral Agent its attorney-in-fact with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement except that with respect to any FCC applications or filings or other action subject to FCC rules, regulations and policies, Collateral Agent shall serve as attorney-in-fact only to the extent permitted under the Communications Act and FCC rules, regulations and policies. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         Section 16. Indemnity.

         (a) Indemnity. The Pledgor agrees to indemnify, pay and hold harmless Collateral Agent and each of the Secured Parties and the officers, directors, employees, agents and affiliates of Collateral Agent and each of the Secured Parties (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Credit Document (including, without limitation, any misrepresentation by the Pledgor in this Agreement or any other Credit Document) (the "indemnified liabilities"); provided that the Pledgors shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

         (b) Survival.  The obligations of each Pledgor contained in this
Section 16 shall survive the termination of this Agreement and the discharge of each Pledgor's other obligations under this Agreement and under the other Credit Documents.

         (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

         Section 17. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent and Pledgor. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on the Pledgor in any case shall entitle any such Pledgor to any other or further notice or demand in similar or other circumstances.

         Section 18. Termination; Release. When all the Secured Obligations have been indefeasibly paid in full and the Commitments of the Banks to make any Loan under the Credit Agreement shall have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of the applicable Pledgor, forthwith assign, transfer and deliver to such Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of such Pledgor, and proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

         Section 19. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement;

provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

         Section 20. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon each Pledgor, its respective successors and assigns, and
(ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement.

         Section 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PLEDGOR DESIGNATES AND APPOINTS AMERICAN TELECASTING, INC., WITH AN ADDRESS AT 5575 TECH CENTER DRIVE, SUITE 300, COLORADO SPRINGS, COLORADO 80919, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE PLEDGOR IRREVOCABLY AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY

SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE PLEDGOR AT ITS ADDRESS PROVIDED FOR IN SECTION 19 HEREOF EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE PLEDGOR REFUSES TO RECEIVE AND FORWARD SUCH SERVICE, THE PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

         Section 23. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 24. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

         Section 25. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 26. Obligations Absolute. All obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

         (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor or any other Credit Party;

         (ii) any lack of validity or enforceability of the Credit Agreement, the Guarantee or any other Credit Document or any other agreement or instrument relating thereto;

         (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Guarantee, any other Credit Document or any other agreement or instrument relating thereto;

         (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

         (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, the Guarantee or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

         (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any other Pledgor.

         Section 27. Collateral Agent's Right to Sever Indebtedness.

         (a) The Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of such Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the " "), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) each Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to the Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to the Pledged Collateral of such Pledgor and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of each Pledgor unrelated to the other transactions contemplated by the Credit Agreement or any other Credit Document or any document related to either thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and the Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 27, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

         (b) The Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, no Pledgor shall (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Credit Agreement, the Guarantee or any other agreement or instrument executed in connection with the Credit Agreement or
(ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

         (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of the Pledgor.

         (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 27 shall be effective only to the maximum extent permitted by law.

         Section 28. Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

         Section 29. Facilitating Governmental Approvals; Specific Performance.

         (a) In connection with the exercise by Collateral Agent of its rights under this Agreement relating to the disposition of the Pledged Collateral as it may affect the control of any Governmental License issued by the FCC or any other authorizations, agreements, permits, licenses, and franchises of the Pledgor, it may be necessary to obtain the prior consent or approval of the FCC or other Governmental Authority to the exercise of Collateral Agent's rights with respect to the Pledged Collateral. To the extent that any such consent or approval is required for any action that Collateral Agent may take under this Agreement with respect to the Pledged Collateral, receipt of such FCC or Governmental Authority approval shall be a condition precedent to Collateral Agent's exercise of such rights. In furtherance of the first sentence of this Section, the Pledgor hereby agrees, at its own cost, to use its best efforts to take any and all actions which Collateral Agent may request in order to obtain such consents or approvals or any other governmental authorization as may be necessary to enable Collateral Agent to exercise and enjoy the full rights and benefits granted to it under this Agreement, the Credit Agreement, or any other Credit Document, including, without limitation, the preparation, execution, delivery or filing on the Pledgor's behalf and in such Pledgor's name, or in such other name as may be appropriate or required, or causing to be prepared, executed, delivered or filed, all applications, certificates, filings, instruments, information, reports and other documents (including, without limitation, any application for any assignment or transfer of control or ownership).

         (b) The Pledgor hereby acknowledges that a breach of any of its respective obligations contained in this Agreement will cause irreparable injury to Collateral Agent, and that such a breach would not be adequately compensable in damages, and therefore Pledgors agree that their obligations under this Agreement shall be specifically enforceable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                AMERICAN TELECASTING OF GREEN BAY, INC., as Pledgor

                                By: /s/ AMERICAN TELECASTING OF GREEN
                                        BAY, INC.
                                    -----------------------------------
                                    Name:
                                    Title:

                                BANQUE INDOSUEZ, NEW YORK BRANCH,
                                  as Collateral Agent

                                By: /s/ BANQUE INDOSUEZ
                                    -----------------------------------
                                    Name:
                                    Title:

                                By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                Notice Address:

                                Banque Indosuez, New York Branch
                                1211 Avenue of the Americas
                                New York, N.Y.  10036
                                Attention:  Michael Arougheti

                                  SCHEDULE I

                                Pledged Shares

                                                                     PERCENTAGE OF
                                                                     ALL CAPITAL OR
                                                                     OTHER EQUITY
           CLASS OF      PAR        CERTIFICATE       NUMBER         INTERESTS OF
ISSUER     SECURITY      VALUE         NO(S)          OF SHARES      ISSUER
------     --------      -----      ------------      ---------      -------------

                                 SCHEDULE II

                              Intercompany Notes

             PRINCIPAL        DATE OF       INTEREST       MATURITY
ISSUER       AMOUNT           ISSUANCE      RATE           DATE
------       ---------        --------      --------       --------

                                   EXHIBIT 1

                                PLEDGE AMENDMENT

         This Pledge Amendment, dated      , 199 , is delivered pursuant to
Section 5 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Securities Pledge Agreement, dated as of February 24, 1997, made by the undersigned (as defined in the Securities Pledge Agreement), in favor of Banque Indosuez, New York Branch, as Collateral Agent (the "Agreement"; capitalized terms used herein and not defined have the meanings ascribed to them in the Credit Agreement) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                        ---------------------------------------

                                        By:
                                            -----------------------------------
                                            Title:

                                  SCHEDULE I

                                Pledged Shares


                                                                     PERCENTAGE OF
                                                                     ALL CAPITAL OR
                                                                     OTHER EQUITY
           CLASS OF      PAR        CERTIFICATE       NUMBER         INTERESTS OF
ISSUER     SECURITY      VALUE         NO(S)          OF SHARES      ISSUER
------     --------      -----      ------------      ---------      -------------


                                 SCHEDULE II

                              Intercompany Notes



             PRINCIPAL        DATE OF       INTEREST       MATURITY
ISSUER       AMOUNT           ISSUANCE      RATE           DATE
------       ---------        --------      --------       --------

                           GENERAL SECURITY AGREEMENT

         GENERAL SECURITY AGREEMENT (the "Agreement"), dated as of February 26, 1997, made by each of the subsidiaries party hereto (collectively, the "Pledgors"), in favor of BANQUE INDOSUEZ, NEW YORK BRANCH, having an office at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as collateral agent (in such capacities and together with any successors in such capacity, "Collateral Agent") for the lending institutions (the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :

         A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement), among American Telecasting, Inc. ("ATel"), the Banks and Banque Indosuez, New York Branch, as Agent for the Banks, the Banks have agreed to make to or for the account of ATel Loans up to an aggregate principal amount of $17,000,000.

         B. Pledgors are the legal and beneficial owners of the Pledged Collateral (as hereinafter defined).

         C. Pledgors have executed and delivered to Collateral Agent a certain guarantee instrument (the "Guarantee") pursuant to which, among other things, Pledgors have guaranteed the obligations of ATel under the Credit Agreement, and Pledgors desire that their obligations under such Guarantee be secured hereunder.

         D. It is a condition to the obligations of the Banks to make the Loans under the Credit Agreement that Pledgors execute and deliver the applicable Credit Documents, including this Agreement.





______________________________________
Footnote continued from previous page.

         E. This Agreement is given by Pledgors in favor of Collateral Agent for its benefit and the benefit of the Banks and the Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors and Collateral Agent hereby agree as follows:

         Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, Pledgors hereby pledge, assign, transfer and grant to Collateral Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest (except as set forth on Schedule A hereto) in and to all of the right, title and interest of Pledgors in, to and under the following property, whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):

         each and every Receivable (as hereinafter defined);

         all Inventory (as hereinafter defined);

         all books, records, ledgers, print-outs, file materials and other papers containing information relating to Receivables and any account debtors in respect thereof, together with all Contracts (as hereinafter defined);

         all Equipment (as hereinafter defined); provided, however, that the security interest granted hereby in respect of any transmission and reception equipment utilized to transmit on ITFS frequencies shall be subject and subordinate to the terms of the System Agreements and the rights of the licensees of the ITFS frequencies under the System Agreements;





______________________________________
Footnote continued from previous page.

         all Intangibles (as hereinafter defined);

         all Insurance Policies (as hereinafter defined);

         all Pension Plan Reversions (as hereinafter defined);

         all Governmental Licenses, but only as and to the extent permitted by applicable law and administrative rules and regulations (including the rules and regulations promulgated by the FCC);

         all System Agreements (other than channel lease agreements), but only as and to the extent permitted by applicable law and administrative rules and regulations (including the rules and regulations promulgated by the FCC);

         any and all property of every name and nature which from time to time after the date hereof, by delivery or by writing of any kind for the purposes hereof, shall have been conveyed, mortgaged, pledged, assigned or transferred by Pledgors or by anyone on a Pledgor's behalf or with its consent to Collateral Agent for the benefit of the Secured Parties, which is hereby authorized to receive at any and all times any such property, as and for additional security for the payment of the Secured Obligations and to hold and apply such property subject to and in accordance with this Agreement; including, without limitation, all monies due and to become due to Pledgors in connection with any of the foregoing and all rights, remedies, powers, privileges and claims of Pledgors under or in connection therewith;

         all Documents (as hereinafter defined);

         all Instruments (as hereinafter defined); and





______________________________________
Footnote continued from previous page.

         all Proceeds (as hereinafter defined) of any and all of the foregoing.

         Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of (i) all Obligations of Pledgors now existing or hereafter arising under or in respect of the Guarantee (including, without limitation, Pledgors' obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in the Guarantee), (ii) all Obligations of the Pledgors now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of Pledgors to pay principal, interest and all other reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement) and (iii) without duplication of the amounts described in clauses (i) and (ii), all obligations of Pledgors now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, all reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement or in any other Security Document, in each case whether in the regular course of business or otherwise (the obligations described in clauses
(i), (ii) and (iii), collectively, the "Secured Obligations").

         No Release. Nothing set forth in this Agreement shall relieve Pledgors from the performance of any term, covenant, condition or agreement on Pledgors' part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgors' part to be so performed or observed or shall impose





______________________________________
Footnote continued from previous page.

any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgors relating thereto or for any breach of any representation or warranty on the part of Pledgors contained in this Agreement or any other Credit Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgors contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement or the other Credit Documents.

         Supplements by Collateral Agent. Pledgors hereby authorize Collateral Agent, without relieving Pledgors of any obligations hereunder, to file financing statements, continuation statements, amendments thereto and other documents relative to all or any part thereof, without the signature of Pledgors where permitted by law, and Pledgors agree to do such further acts and things, and to execute and deliver to Collateral Agent such additional assignments, agreements, powers and instruments, as Collateral Agent may deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to Collateral Agent hereunder or to carry into effect the purposes of this Agreement or better to assure and confirm unto Collateral Agent its respective rights, powers and remedies hereunder. All of the foregoing shall be at the sole cost and expense of Pledgors.

         Representations, Warranties and Covenants. Pledgors represent, warrant and covenant as follows:

         Necessary Filings. Upon the filing of financing statements and acceptance thereof in the appropriate offices under the UCC, the security interest granted to Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein and subject to no Liens other than the Liens identified on Schedule A relating to the items of Pledged Collateral identified on such schedule (collectively, "Prior Liens").





______________________________________
Footnote continued from previous page.

         No Liens. Pledgors are as of the date hereof, and, as to Pledged Collateral acquired by them from time to time after the date hereof, Pledgors will be, the owner of all Pledged Collateral free from any Lien or other right, title or interest of any Person other than (i) Prior Liens,
    (ii) the Lien and security interest created by this Agreement, (iii) Liens of the type described in clauses (a), (b), (c), (d), (i) and (j) of the definition of Permitted Encumbrances and (iv) Liens for taxes being contested in accordance with the Credit Agreement, and Pledgors shall defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Collateral Agent or any Secured Party.

         Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements relating to (i) Prior Liens, (ii) this Agreement and (iii) Liens of the type described in clauses (a), (b), (c), (d), (i) and (j) of the definition of Permitted Encumbrances and so long as any of the Secured Obligations remain unpaid or the Commitments of the Banks to make any Loan shall not have expired or been sooner terminated, Pledgors shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by Pledgors pursuant to this Agreement, financing statements relating to Prior Liens and financing statements relating to Liens of the type described in clauses (a), (b), (c), (d) and
    (i) of the definition of Permitted Encumbrances.

         Chief Executive Office; Records. The chief executive office of each of Pledgors is located at 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919. Each Pledgor shall not move its chief executive office except to such new location as it may establish in accordance with the last sentence of this Section 5(d). All tangible





______________________________________
Footnote continued from previous page.

    evidence of all Receivables, Pension Plan Reversions, Contracts, Intangibles, Insurance Policies, System Agreements and Governmental Licenses of each Pledgor and the only original books of account and records of each Pledgor relating thereto are, and will continue to be, kept at such chief executive office, or at such new location for such chief executive office as each Pledgor may establish in accordance with the last sentence of this Section 5(d). All Receivables, Pension Plan Reversions, Contracts, Intangibles, Insurance Policies, System Agreements and Governmental Licenses of each Pledgor are, and will continue to be, controlled and monitored (including, without limitation, for general accounting purposes) from such chief executive office location shown above, or such new location as a Pledgor may establish in accordance with the last sentence of this
    Section 5(d). Pledgors shall not establish a new location for their chief executive office nor change their name until (i) it shall have given Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location or name, Pledgors shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

         Location of Inventory. All Inventory held on the date hereof by each Pledgor is located at one of the locations shown with respect to each such Pledgor on Schedule B hereto, except for Inventory in transit in the ordinary course of business to or from one or more of such locations or such inventory located at the premises of subscribers in the ordinary course of business. All Inventory now held or subsequently acquired shall be kept at one of the locations shown on Schedule B hereto with respect to each Pledgor, except for Inventory in transit in the ordinary course of business to or from one or more of such locations or such Inventory located at the premises of subscribers in the ordinary course of





______________________________________
Footnote continued from previous page.

    business, or at such new location as a Pledgor may establish if (i) such Pledgor shall have given to Collateral Agent reasonable prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location, Pledgors shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

         Location of Equipment. All Equipment held on the date hereof by each Pledgor is located at one of the locations shown with respect to each such Pledgor on Schedule C hereto. All Equipment now held or subsequently acquired by Pledgors shall be kept at one of the locations shown on Schedule C hereto with respect to each Pledgor except for such Equipment located at the premises of subscribers in the ordinary course of business, or such new location as a Pledgor may establish if (i) such Pledgor shall have given to Collateral Agent reasonable prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new location, Pledgors shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

         Authorization, Enforceability. Pledgors have the requisite corporate power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgors, enforceable against Pledgors in accordance with





______________________________________
Footnote continued from previous page.

    its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         No Consents, etc. Except as set forth in Part_B of Schedule D hereto, no consent of any party (including, without limitation, stockholders or creditors of Pledgors or any account debtor under a Receivable) and, except as provided in Section 30 of this Agreement, no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for
    (x) the pledge by Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgors, (y) the exercise by Collateral Agent of the rights provided for in this Agreement, or (z) the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement other than internal consents of the Collateral Agent.

         Pledged Collateral. All information set forth herein, including the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all material respects.

         System Agreements. The System Agreements listed on Schedule D hereto are all of the System Agreements the Pledgors and ATel have entered into with respect to Pledgors' and ATel's operation or planned development of their System in effect on the date hereof. Such System Agreements have been delivered to the Banks and are true and correct copies thereof. Except as to matters which would not, individually or in the aggregate, materially diminish the value of any Market, the System Agreements are in full force and effect, have not been amended or modified except as disclosed on Schedule D hereto, have not been assigned by any Pledgor, and no Pledgor has sent





______________________________________
Footnote continued from previous page.

    or received any notice of default thereunder and to the best knowledge of Pledgors no event has occurred as of the date hereof which with the passage of time or the giving of notice, or both, would constitute a default thereunder as of the date hereof. Each Pledgor shall perform and observe (except as otherwise provided by law) each term and provision of each System Agreement and maintain each System Agreement in full force and effect except in the ordinary course of business consistent with past practice and to the extent such actions would not have a Material Adverse Effect.

         No Amendments. Except as permitted by Section 6.10 of the Credit Agreement, each Pledgor agrees that no amendment or modification of any material term of any System Agreement shall be effective without the prior written consent of Collateral Agent. Each Pledgor further agrees that, so long as this Agreement is in effect, such Pledgor will not terminate any System Agreement and will not assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in any System Agreement except in the ordinary course of business consistent with past practice and to the extent such actions would not have a Material Adverse Effect.

         No Defaults. Neither the execution nor the delivery of this Agreement constitutes the basis for a default under any System Agreement.

         Notices. Each Pledgor shall notify Collateral Agent in the event it receives any material notice or communication with respect to any System Agreement, including, without limitation, notices of default, and shall promptly forward copies of any such communications to Collateral Agent.

         Default Under System Agreements. To the extent permitted under the terms of any System Agreement and the terms of the written consent of the lessor under any such System Agreement, in the event of a default by any Pledgor under any System Agreement, the lessor under such agreement shall permit Collateral Agent to cure such





______________________________________
Footnote continued from previous page.

    default and thereafter perform any of such Pledgor's obligations under such System Agreement, and such performance by Collateral Agent will not constitute a default under such System Agreement.

         Governmental Licenses. Except as to matters which would not, individually or in the aggregate, materially diminish the value of any Market, the Governmental Licenses listed on Schedule E hereto are all of the Governmental Licenses each Pledgor holds, leases or subleases in connection with the operation of its System on the date hereof. All such Governmental Licenses are validly existing and in full force and effect under the Communications Act and any other statutes, laws, and regulations pursuant to which the Governmental Licenses have been issued, including the rules and regulations of the FCC. There is not now pending, or to the knowledge of any Pledgor is there threatened, any action by or before any governmental agency or entity, including the FCC, to revoke or materially and adversely modify any of such Governmental Licenses issued to such Pledgor, and such Pledgor is in substantial compliance with said Governmental Licenses. There are not, or to the knowledge of any Pledgor threatened, any notice of violation, notice of apparent liability or of forfeiture or material complaint against such Pledgor in connection with the System, except as incurred in the ordinary course of business and would not have a Material Adverse Effect.

         Special Provisions Concerning Receivables.

         Special Representations and Warranties. As of the time when each of its Receivables arises, each Pledgor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto to such Pledgor's knowledge (i) are genuine and correct and in all respects what they purport to be, (ii) represent the legal, valid and binding obligation of the account debtor, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein or out of an advance or a loan, (iii) will, in the case of a





______________________________________
Footnote continued from previous page.

    Receivable, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein, (iv) constitute and evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to any defenses, set-offs or counterclaims except with respect to refunds, returns and allowances in the ordinary course of business, or stamp or other taxes, and (v) are in compliance and conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         Maintenance of Records. Pledgors shall keep and maintain at their own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and Pledgors shall make the same available to Collateral Agent or any Secured Party for inspection upon reasonable prior notice to such Pledgors, at such times during normal business hours as Collateral Agent or an Secured Party may request. Pledgors shall, at Pledgors' sole cost and expense, upon Collateral Agent's demand made at any time after the occurrence of an Event of Default, deliver all tangible evidence of Receivables, including, without limitation, all documents evidencing Receivables and any books and records relating thereto to Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by Pledgors). Upon the occurrence of an Event of Default, Collateral Agent may transfer a full and complete copy of each Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or Collateral Agent's security interest therein without the consent of such Pledgor; provided that, to the extent any such document is subject to a confidentiality agreement, Collateral Agent shall not transfer such document unless such Person executes a confidentiality agreement in a form satisfactory to the Collateral Agent.





______________________________________
Footnote continued from previous page.

         Legend. Pledgors shall legend, at the request of Collateral Agent made at any time after the occurrence of an Event of Default and in form and manner satisfactory to Collateral Agent, the Receivables and other books, records and documents of Pledgors evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to Collateral Agent for the benefit of the Secured Parties and that Collateral Agent has a security interest therein.

         Modification of Terms, etc. Pledgors shall not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with past business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with past business practice or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein without the prior written consent of Collateral Agent. Pledgors shall timely fulfill all material obligations on their part to be fulfilled under or in connection with the Receivables.

         Collection. Pledgors shall cause to be collected from the account debtor of each of the Receivables, as and when due (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that Pledgors may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with Pledgors' ordinary course of business consistent with their collection practices as in effect from time to time. The costs and expenses (including, without limitation, attorneys' fees) of collection, in any





______________________________________
Footnote continued from previous page.

    case, whether incurred by Pledgors, Collateral Agent or any Secured Party, shall be paid by Pledgors.

         Instruments. Pledgors shall deliver to Collateral Agent, within five days after receipt thereof by Pledgors, any Instrument evidencing Receivables which is in the principal amount of $25,000 or more. Any Instrument delivered to Collateral Agent pursuant to this Section 6(f) shall be appropriately endorsed (if applicable) to the order of Collateral Agent, as agent for the Secured Parties, and shall be held by Collateral Agent as further security hereunder.

         Cash Collateral. Upon the occurrence of an Event of Default, if Collateral Agent so directs, Pledgors shall cause all payments on account of the Receivables to be held by Collateral Agent as cash collateral, upon acceleration or otherwise. Without notice to or assent by Pledgors, Collateral Agent may apply any or all amounts then or thereafter held as cash collateral in the manner provided in Section 11. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by Collateral Agent or any Secured Party, shall be paid by Pledgors.

         Provisions Concerning All Pledged Collateral.

         Protection of Collateral Agent's Security. Pledgors shall not take any action that impairs the rights of Collateral Agent or any Secured Party in the Pledged Collateral. Pledgors shall at all times keep the Inventory and Equipment insured, at Pledgors' own expense, to Collateral Agent's reasonable satisfaction against fire, theft and all other risks to which the Pledged Collateral may be subject, in such amounts and with such deductibles as would be maintained by operators of businesses similar to the business of Pledgors or as Collateral Agent may otherwise reasonably require. Each policy or certificate with respect to such insurance shall be endorsed to Collateral Agent's satisfaction for the benefit of Collateral Agent (including, without limitation, by naming Collateral Agent as an additional





______________________________________
Footnote continued from previous page.

    named insured and sole loss payee as Collateral Agent may request) and such policy or certificate shall be delivered to Collateral Agent. Each such policy or certificate shall state that such policy cannot be cancelled without 30 days' prior written notice to Collateral Agent. At least 30 days prior to the expiration of any such policy of insurance, Pledgors shall deliver to Collateral Agent an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If Pledgors shall fail to insure such Pledged Collateral to Collateral Agent's reasonable satisfaction, Collateral Agent shall have the right (but shall be under no obligation) to advance funds to procure or renew or extend such insurance and Pledgors agree to reimburse Collateral Agent for all costs and expenses thereof, with interest on all such funds from the date advanced until paid in full at the highest rate then in effect under the Credit Agreement.

         Insurance Proceeds. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the option to apply any proceeds of insurance received by it pursuant to this Agreement toward the payment of the Secured Obligations in accordance with Section 11 hereof or to continue to hold such proceeds as additional collateral to secure the performance by each Pledgor of the Secured Obligations. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the option (i) to direct Collateral Agent to apply any proceeds of insurance received by it toward payment of the Secured Obligations in accordance with Section 11 hereof or (ii) to elect, by delivery of written notice to Collateral Agent, to apply the proceeds of such insurance to the repair or replacement of the item or items of Pledged Collateral in respect of which such proceeds were received. In the event that any Pledgor elects to apply such proceeds to the repair or replacement of any item of Pledged Collateral pursuant to clause (ii) of the preceding sentence, Collateral Agent shall release such proceeds as soon as practicable following its receipt of such Pledgor's written notice of such election. Such Pledgor shall upon its receipt of such proceeds promptly commence and diligently continue to perform such repair or promptly effect such replacement.





______________________________________
Footnote continued from previous page.

         Maintenance of Equipment. Each Pledgor shall cause the Equipment to be operated in compliance with all applicable FCC requirements and maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and to the extent consistent with current business practice in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of the Equipment (of which prompt notice shall be given to Collateral Agent) as quickly as commercially practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end.

         Payment of Taxes; Claims. Pledgors shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Pledged Collateral including all fees assessed or imposed by the FCC; provided, that, no such tax, assessment, charge, levy or claim shall be required to be paid to the extent that it is being diligently contested in good faith and by appropriate proceedings. Notwithstanding the foregoing, Pledgors may at their own expense contest the amount or applicability of any of the obligations described in the preceding sentence by appropriate legal or administrative proceedings, prosecution of which operates to prevent the collection thereof and the sale or forfeiture of the Pledged Collateral or any part thereof to satisfy the same; provided, however, that in connection with such contest, Pledgors shall have made provision for the payment of such contested amount on Pledgors' books if and to the extent required by generally accepted accounting principles.

         Further Actions. Pledgors shall, at their sole cost and expense, make, execute, endorse, acknowledge, file or refile and/or deliver to Collateral Agent from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules,





______________________________________
Footnote continued from previous page.

    confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Pledged Collateral and other property or rights covered by the security interest hereby granted, which Collateral Agent deems reasonably appropriate or advisable to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to perfect, preserve or protect the security interest in the Pledged Collateral created and granted by this Agreement.

         Financing Statements. Pledgors shall sign and deliver to Collateral Agent such financing and continuation statements, in form acceptable to Collateral Agent, as may from time to time be required to continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as are to the extent provided herein and the other rights, as against third parties, provided hereby, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Pledgors shall pay any applicable filing fees and other expenses related to the filing of such financing and continuation statements. Pledgors authorize Collateral Agent to file any such financing or continuation statements without the signature of Pledgors where permitted by law.

         Warehouse Receipts Non-Negotiable. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of the Inventory, Pledgors shall not permit such warehouse receipt or receipt in the nature thereof to be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

         Transfers and Other Liens. Pledgors shall not (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral except as permitted by the Credit Agreement or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral other than (i) Prior Liens, (ii) the Lien and security interest granted to Collateral Agent under this





______________________________________
Footnote continued from previous page.

Agreement, (iii) Liens of the type described in clauses (a), (b), (c), (d), (i) and (j) of the definition of Permitted Encumbrances and (iv) Liens for taxes being contested in accordance with the Credit Agreement.

         Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property, it being understood that Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

         Remedies upon Default; Obtaining the Pledged Collateral upon Event of Default. (a) Subject to any necessary prior or subsequent FCC approval, if an Event of Default shall have occurred, then and in every such case, Collateral Agent may:

         Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from Pledgors or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Pledgors' premises where any of the Pledged Collateral is located and remove such Pledged Collateral and use in connection with such removal any and all services, supplies, aids and other facilities of Pledgors.

         Instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables, the Contracts and the System Agreements) constituting the Pledged Collateral to make any payment required by the terms of such instrument or agreement directly to Collateral Agent; provided, however, that in the event that any such payments are made directly to Pledgors, prior to receipt by any such obligor of such instruction, Pledgors shall segregate all amounts received pursuant thereto in a separate account and pay the same promptly to Collateral Agent.





______________________________________
Footnote continued from previous page.

         Sell, assign or otherwise liquidate, or direct Pledgors to sell, assign or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation.

         Take possession of the Pledged Collateral or any part thereof, by directing Pledgors in writing to deliver the same to Collateral Agent at any place or places so designated by Collateral Agent, in which event Pledgors shall at their own expense: (A) forthwith cause the same to be moved to the place or places designated by Collateral Agent and there delivered to Collateral Agent; (B) store and keep any Pledged Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent; and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Pledgors' obligation to deliver the Pledged Collateral is of the essence of this Agreement. Upon application to a court of equity having jurisdiction, Collateral Agent shall be entitled to a decree requiring specific performance by Pledgors of such obligation.

         Collateral Agent shall be entitled to the appointment, as a matter of right and without giving notice to any Pledgor, of a receiver with respect to the Pledged Collateral, without regard to the adequacy or inadequacy of any Pledged Collateral for the Secured Obligations or the solvency or insolvency of any Person or entity then legally or equitably liable for the Secured Obligations or any portion thereof, and each Pledgor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual qualifications, powers and duties of receivers in similar cases, including the full power to conduct the business of such Pledgor.

         Subject to the provisions of Section 30 of this Agreement, Collateral Agent may assume the rights and obligations under any System Agreement, and in connection therewith request that any Pledgor or its subsidiaries immediately take all steps and actions necessary for the





______________________________________
Footnote continued from previous page.

    assignment of such System Agreements to Collateral Agent, and such Pledgor or its subsidiaries shall immediately take all such steps and actions necessary for the effective assignment of such System Agreements to Collateral Agent, including, without limitation, the execution of an assignment of lease and obtaining the consent of any Persons which is or may be required for the assignment of such System Agreements to Collateral Agent. Collateral Agent shall have the right to seek specific performance of Pledgors' obligations under this Section 10 in accordance with Section 30 of this Agreement.

         Remedies; Disposition of the Pledged Collateral. (i) Upon the occurrence of an Event of Default, Collateral Agent may from time to time, subject to any necessary prior or subsequent FCC approval, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgors, and Pledgors hereby waive, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.





______________________________________
Footnote continued from previous page.

    Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgors hereby waive, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

         (ii) Pledgors acknowledge and agree that, to the extent notice of sale shall be required by law, five days' notice to Pledgors of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Pledgors if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

         Waiver of Notice and Claims. Pledgors hereby waive, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with Collateral Agent's taking possession or Collateral Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgors would otherwise have under law, and Pledgors hereby further waive, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession;
    (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder; and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 10 in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgors therein and thereto, and shall be a perpetual bar





______________________________________
Footnote continued from previous page.

    both at law and in equity against Pledgors and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgors.

         Certain Sales of Pledged Collateral. Pledgors recognize that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Pledgors acknowledge that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner.

         Application of Proceeds. The proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

         First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to Collateral Agent and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Second, to the payment of all other costs and expenses of such sale, collection or other realization,





______________________________________
Footnote continued from previous page.

    including, without limitation, compensation to the Banks and their agents and counsel and all reasonable expenses, liabilities and advances made or incurred by the Banks in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Third, to the indefeasible payment in full in cash of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by Pledgors under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Fourth, to the indefeasible payment in full in cash of principal at any time and from time to time owing by Pledgors under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind, among amounts of principal so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

         Fifth, to the Pledgors, or their respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Expenses. Pledgors will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or





______________________________________
Footnote continued from previous page.

preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgors to perform or observe any of the provisions hereof. All amounts payable by Pledgors under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. Pledgors' obligations under this Section 12 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations hereunder.

         No Waiver; Cumulative Remedies. (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgors, Collateral Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

         Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent





______________________________________
Footnote continued from previous page.

may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement; provided, however, that at the time of appointment of a successor Collateral Agent, if Collateral Agent, through its possession, control, or ownership of Pledged Collateral or otherwise, holds, owns, or controls any Governmental License issued by the FCC such that the FCC must consent to the appointment of a successor Collateral Agent, until the FCC has consented to the appointment of a successor Collateral Agent the Collateral Agent shall retain control over such Pledged Collateral or Government Licenses. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If Pledgors shall fail to do any act or thing that they have covenanted to do hereunder or if any warranty on the part of Pledgors contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to), subject to Section 30 of this Agreement, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all reasonable amounts so expended by Collateral Agent or such Secured Party shall be paid by Pledgors promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgors' obligations under this Section 15 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement, the Credit Agreement and the other Credit Documents. Pledgors hereby appoint Collateral Agent their attorney-in-fact, with full authority in the place and stead of Pledgors and in the name of Pledgors, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which Collateral Agent may deem necessary or advisable to





______________________________________
Footnote continued from previous page.

accomplish the purposes of this Agreement, except that with respect to any FCC applications or filings or other actions subject to FCC rules, regulations or policy, Collateral Agent shall serve as attorney-in-fact only to the extent permitted under the Communications Act and FCC rules, regulations and policies. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof.

         Indemnity.

         Indemnity. Pledgors agree to indemnify, pay and hold harmless Collateral Agent and each of the Secured Parties and the officers, directors, employees, agents and Affiliates of Collateral Agent and each of the Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Credit Document (including, without limitation, any misrepresentation by Pledgors in this Agreement or any other Credit Document) (the "indemnified liabilities"); provided that Pledgors shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgors shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and





______________________________________
Footnote continued from previous page.

    satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

         Survival. The obligations of Pledgors contained in this Section 16 shall survive the termination of this Agreement and the discharge of Pledgors' other obligations under this Agreement and under the other Credit Documents.

         Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

         Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgors therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent and Pledgors. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgors from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on Pledgors in any case shall entitle Pledgors to any other or further notice or demand in similar or other circumstances.

         Termination; Release. When all the Secured Obligations have been paid in full and the Commitments of the Banks to make any Loan shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgors, forthwith assign, transfer and deliver to Pledgors, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with





______________________________________
Footnote continued from previous page.

respect to any other Pledged Collateral, proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

         Definitions. The following terms shall have the following meanings. All such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Communications Act" shall mean the Communications Act of 1934, as amended, or any successor statute or law.

         "Contracts" shall mean all right, title and interest of Pledgors in, to and under, or derived from, any and all sale, service, performance and equipment lease contracts, agreements and grants (whether written or oral), channel lease agreements, and any other contract (whether written or oral) between Pledgors and third parties other than Excluded Contracts.

         "Documents" shall have the meaning assigned to that term under the UCC.

         "Equipment" shall mean "equipment", as such term is defined in the UCC, and, in any event shall include, without limitation, all equipment used in connection with any single or multichannel multipoint distribution service, instructional television fixed service or operational-fixed microwave service or other audio and video, including television, reception and distribution systems or franchises either presently or hereafter owned or operated by any Pledgor, all machinery, equipment, office machinery, furniture, conveyors, tools, materials, storage and handling equipment, automotive equipment, cameras and other studio equipment, amplifiers, transmitters, converters and similar equipment, cables, antennae, earth stations, connections, transmitting towers and associated equipment, reception, processing and distribution equipment, interconnection and control equipment, cable television and electronic data communications equipment, recreational equipment, and related goods and equipment,





______________________________________
Footnote continued from previous page.

meters, oscilloscopes, test sets, electrical power equipment, security systems equipment, coaxial cable systems (or parts thereof) and microwave relay systems for the transmission and distribution of electromagnetic signals, including but not limited to all trunk, feeder and drop and coaxial cables and all electronic equipment, amplifiers, house drops, head ends, converters, repeaters, power supplies, batteries, controls, fittings, splitters and directional couplers incorporated therein or attached thereto, and all other equipment of every kind and nature, wherever situated, and owned by any Pledgor or in which any Pledgor may have any interest (to the extent of such interest), all modifications, alterations, repairs, substitutions, additions and accessions thereto, all replacements and all parts therefor, and together with all substitutes for any of the foregoing.

         "Excluded Contracts" shall mean contracts which prohibit the assignment, transfer or the grant of a security interest therein or which terminate upon any such assignment, transfer or grant; provided that each channel lease agreement which prohibits such assignment, transfer or grant shall be deemed a "Contract" hereunder on the date any Pledgor receives a consent to such assignment, transfer or the grant of a security interest therein.

         "FCC" shall mean the Federal Communications Commission or any governmental body or agency succeeding to the functions thereof.

         "Governmental Authority" means any federal, state, local, foreign or other governmental or administrative (including self-regulatory) body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute-resolving body including, without limitation, those governing the regulation and protection of the environment.

         "Governmental Licenses" shall mean any radio, television or other license, permit, certificate or approval granted or issued by the FCC or any other Governmental Authority (including, without limitation, any single or multichannel multipoint distribution service, operational-fixed





______________________________________
Footnote continued from previous page.

microwave service, local multipoint distribution service, instructional television fixed service, cable antenna relay service, or experimental licenses or permits issued by the FCC) described in Schedule E hereto or hereafter acquired in connection with the System.

         "Instrument" shall have the meaning assigned that term under the UCC.

         "Insurance Policies" shall mean all insurance policies held by Pledgors or naming any Pledgor as insured, additional insured or loss payee (including, without limitation, casualty insurance, liability insurance, property insurance and business interruption insurance) and all such insurance policies entered into after the date hereof other than insurance policies (or certificates of insurance evidencing such insurance policies) relating to health and welfare insurance and life insurance policies in which any Pledgor is not named as beneficiary (i.e., insurance policies that are not "Key Man" insurance policies).

         "Intangibles" shall mean "general intangibles", as such term is defined in the UCC, and, in any event shall include, without limitation, all manuals, blueprints, know-how, warranties and records in connection with the Equipment; all documents of title or documents representing the Inventory and all records, files and writings with respect thereto; any and all other rights, claims and causes of action of Pledgors against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, including, without limitation, all rights under any Contracts other than Excluded Contracts; all information, customer lists, identification of suppliers, data, plans, blueprints, specification designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs, and the like pertaining to operations by Pledgors; all information relating to sales of products now or hereafter manufactured, distributed or franchised by Pledgors; all accounting information pertaining to Pledgors' operations or any of the Equipment, Inventory, Receivables or Intangibles and all media in which or on which





______________________________________
Footnote continued from previous page.

any of the information or knowledge or data or records relating to such operations or any of the Equipment, Inventory, Receivables, Contracts or Intangibles may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all rights and goodwill of Pledgors; all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by Pledgors pertaining to operations now or hereafter conducted by Pledgors or assets now or hereafter held by Pledgors; all causes of action, claims and warranties now or hereafter owned or acquired by Pledgors; and any other property consisting of a general intangible under the UCC applicable in such other location where Pledgors maintain its records relating to such property.

         "Inventory" shall mean, all "inventory", as such term is defined in the UCC, and, in any event, shall include, without limitation, wherever located, and whether now existing or hereafter acquired, all raw materials, work in process, returned goods, finished goods, samples and consigned goods to the extent of the consignee's interest therein, materials and supplies of any kind or nature which are or might be used in connection with the manufacture, printing, publication, packing, shipping, advertising, selling or finishing of any such goods, and all other products, goods, materials and supplies.

         "Pension Plan Reversions" shall mean Pledgors' right to receive the surplus funds, if any, which are payable to Pledgors following the termination of any employee pension plan and the satisfaction of all liabilities of participants and beneficiaries under such plan in accordance with applicable law.

         "Proceeds" shall mean all "proceeds", as such term is defined in the UCC or under other relevant law, and, in any event, shall include, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guaranty payable to Collateral Agent or to Pledgors from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to Pledgors from time to time in connection with any





______________________________________
Footnote continued from previous page.

requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of Equipment, Intangibles, Inventory or Receivables, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         "Receivables" shall mean all "accounts," as such term is defined in the UCC, and in any event shall include, without limitation, all of Pledgors' rights to payment for goods sold or leased or services performed by Pledgors or any other party, whether now in existence or arising from time to time hereafter, and all rights evidenced by an account, contract other than Excluded Contracts, security agreement, chattel paper, or other evidence of indebtedness or security together with (i) all security pledged, assigned, hypothecated or granted to or held by Pledgors to secure the foregoing, (ii) general intangibles arising out of Pledgors' rights in any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (v) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers.

         "System" shall mean, collectively, the MDS, MMDS, ITFS, and other similar television distribution and reception systems (including any non-video service provided over such facilities) constructed and operated, or to be constructed and operated by the Credit Parties to provide a wireless cable service pursuant to the System Agreements and all rights incident or appurtenant to such System Agreements.

         "System Agreements" shall mean, collectively, all material instruments, leases, licenses, permits and agreements of the Credit Parties, whether now existing, or hereafter





______________________________________
Footnote continued from previous page.

acquired or obtained, relating to the construction and operation of the System.

         "UCC" means the Uniform Commercial Code as in effect in any relevant jurisdiction.

         Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to either party, addressed to it at the address set forth in the Credit Agreement or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 20; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

         Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon Pledgors, their successors and assigns and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgors) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement.

         GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.





______________________________________
Footnote continued from previous page.

         CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGORS WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGORS ACCEPT FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGORS DESIGNATE AND APPOINT AMERICAN TELECASTING, INC., WITH AN ADDRESS AT 5575 TECH CENTER DRIVE, SUITE 300, COLORADO SPRINGS, COLORADO 80919 AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY PLEDGORS IRREVOCABLY AGREEING IN WRITING TO SO SERVE, AS THEIR AGENT TO RECEIVE ON THEIR BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY PLEDGORS TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO PLEDGORS AT THEIR ADDRESSES PROVIDED FOR IN THE CREDIT AGREEMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY PLEDGORS REFUSES TO ACCEPT SERVICE, PLEDGORS HEREBY AGREE THAT SERVICE UPON THEM BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST PLEDGORS IN THE COURTS OF ANY OTHER JURISDICTION.

         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.





______________________________________
Footnote continued from previous page.

         Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Obligations Absolute. All obligations of Pledgors hereunder shall be absolute and unconditional irrespective of:

         any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of either of any Pledgor or any other Credit Party;

         any lack of validity or enforceability of the Credit Agreement, the Guarantee or any other Credit Document, or any other agreement or instrument relating thereto;

          any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Guarantee or any other Credit Document, or any other agreement or instrument relating thereto;

         any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

         any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, the Guarantee or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

         any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgors.





______________________________________
Footnote continued from previous page.

         Collateral Agent's Right to Sever Indebtedness. (a) Pledgors acknowledge that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of Pledgors and their Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) Pledgors intend that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, Pledgors agree to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to Pledgors allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to all or a specified portion of the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to any of the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of Pledgors unrelated to the other transactions contemplated by the Credit Agreement, any other Credit Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to Pledgors and shall not be available hereunder to satisfy any Secured Obligations of Pledgors other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Pledgors may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 28, the proceeds received by Collateral Agent pursuant to this





______________________________________
Footnote continued from previous page.

Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

         (b) Pledgors hereby waive to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, Pledgors shall not (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgors of any remedy in the Credit Agreement or any other Credit Document or
(ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

         (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 28, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of Pledgors. Such power of attorney is coupled with an interest and is irrevocable.

         (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 28 shall be effective only to the maximum extent permitted by law.





______________________________________
Footnote continued from previous page.

         Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

         Facilitating Governmental Approvals; Specific Performance. (a) In connection with the exercise by Collateral Agent of its rights under this Agreement relating to the disposition of or operation of the Pledged Collateral under any licenses issued by the FCC or any other authorizations, agreements, permits, licenses, and franchises of any Pledgor, it may be necessary to obtain the prior consent or approval of the FCC or other governmental authority to the exercise of rights with respect to the Pledged Collateral. To the extent that any such consent or approval is required for any action that Collateral Agent may take under this Agreement with respect to the Pledged Collateral, receipt of such FCC or governmental authority approval shall be a condition precedent to Collateral Agent's exercise of such rights. In furtherance of the first sentence of this Section, each Pledgor hereby agrees, at its own cost, to use its best efforts to take any and all actions which Collateral Agent may request in order to obtain such consents or approvals or any other governmental authorization as may be necessary to enable Collateral Agent to exercise and enjoy the full rights and benefits granted to it under this Agreement, the Credit Agreement, or any other Credit Document, including, without limitation, the preparation, execution, delivery or filing on any Pledgor's behalf and in any Pledgor's name, or in such other name as may be appropriate or required, or causing to be prepared, executed, delivered or filed, all applications, certificates, filings, instruments, information, reports and other documents (including, without limitation, any application for any assignment or transfer of control of ownership).

         (b) Each Pledgor hereby acknowledges that a breach of any of its obligations contained in this Agreement will cause irreparable injury to Collateral Agent, and that such a breach would not be adequately compensable in damages, and therefore each Pledgor agrees that its obligations under this Agreement shall be specifically enforceable.

         Non-Disturbance. To the extent required to obtain a security interest under any Contract in the event of a





______________________________________
Footnote continued from previous page.

foreclosure or other action taken pursuant to such security interest the rights of the counterparty under such Contract will continue in full force and effect so long as the counterparty is not in default thereunder.





______________________________________
Footnote continued from previous page.

         IN WITNESS WHEREOF, Pledgors and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                            AMERICAN TELECASTING DEVELOPMENT INC.


                            By: /s/ AMERICAN TELECASTING DEVELOPMENT INC.
                               -----------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF ANCHORAGE, INC.


                            By: /s/ AMERICAN TELECASTING OF ANCHORAGE, INC.
                                -----------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF BEND, INC.


                            By: /s/ AMERICAN TELECASTING OF BEND, INC.
                                -----------------------------------
                                Name:
                                Title:



                            AMERICAN TELECASTING OF BILLINGS, INC.


                            By: /s/ AMERICAN TELECASTING OF BILLINGS, INC.
                                -----------------------------------
                                Name:
                                Title:



______________________________________
Footnote continued from previous page.

                                     -41-
                                            Title:



                                        AMERICAN TELECASTING OF BISMARK, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                BISMARK, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF CENTRAL
                                          FLORIDA, INC.



                                        By: /s/ AMERICAN TELECASTING OF CENTRAL
                                                FLORIDA, INC.
                                            -----------------------------------
                                            Name:

                                            Title:


                                        AMERICAN TELECASTING OF CINCINNATI, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                CINCINNATI, INC.
                                            -----------------------------------
                                            Name:
                                            Title:

                                        AMERICAN TELECASTING OF COLORADO
                                          SPRINGS, INC.

                                        By: /s/ AMERICAN TELECASTING OF
                                                COLORADO SPRINGS, INC.
                                            -----------------------------------
                                            Name:
                                            Title:







______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF COLUMBUS, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                COLUMBUS, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF DENVER, INC.

                                        By: /s/ AMERICAN TELECASTING OF
                                                DENVER, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF FORT COLLINS,
                                           INC.


                                        By: /s/ AMERICAN TELECASTING OF FORT
                                                COLLINS, INC.
                                            -----------------------------------
                                            Name:
                                            Title:








______________________________________
Footnote continued from previous page.

                           AMERICAN TELECASTING OF FORT MYERS, INC.


                           By: /s/ AMERICAN TELECASTING OF FORT MYERS, INC.
                               -----------------------------------------------
                               Name:
                               Title:

                           AMERICAN TELECASTING OF GREEN BAY, INC.


                           By: /s/ AMERICAN TELECASTING OF GREEN BAY, INC.
                               -----------------------------------------------
                               Name:
                               Title:


                           AMERICAN TELECASTING OF HAWAII, INC.

                           By: /s/ AMERICAN TELECASTING OF HAWAII, INC.
                               -----------------------------------------------
                               Name:
                               Title:


                           AMERICAN TELECASTING OF JACKSON, INC.


                           By: /s/ AMERICAN TELECASTING OF JACKSON, INC.
                               -----------------------------------------------
                               Name:
                               Title:


                           AMERICAN TELECASTING OF JACKSONVILLE,
                             INC.


                           By: /s/ AMERICAN TELECASTING OF JACKSONVILLE, INC.
                               -----------------------------------------------
                               Name:
                               Title:







______________________________________
Footnote continued from previous page.

                                     -44-
                            AMERICAN TELECASTING OF LANSING, INC.


                            By: /s/ AMERICAN TELECASTING OF LANSING, INC.
                                ---------------------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF LINCOLN, INC.


                            By: /s/ AMERICAN TELECASTING OF LINCOLN, INC.
                                ---------------------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF LITTLE ROCK,
                              INC.


                            By: /s/ AMERICAN TELECASTING OF LITTLE ROCK, INC.
                                ---------------------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF LOUISVILLE, INC.



                            By: /s/ AMERICAN TELECASTING OF LOUISVILLE, INC.
                                ---------------------------------------------
                                Name:
                                Title:


                            AMERICAN TELECASTING OF MEDFORD, INC.



                            By: /s/ AMERICAN TELECASTING OF MEDFORD, INC.
                                ---------------------------------------------
                                Name:
                                Title:





______________________________________
Footnote continued from previous page.

                              AMERICAN TELECASTING OF MICHIANA, INC.


                              By: /s/ AMERICAN TELECASTING OF MICHIANA, INC.
                                  --------------------------------------------
                                  Name:
                                  Title:


                              AMERICAN TELECASTING OF MINNESOTA, INC.


                              By: /s/ AMERICAN TELECASTING OF MINNESOTA, INC.
                                  --------------------------------------------
                                  Name:
                                  Title:


                              AMERICAN TELECASTING OF MONTEREY, INC.


                              By: /s/ AMERICAN TELECASTING OF MONTEREY, INC.
                                  --------------------------------------------
                                  Name:
                                  Title:


                              AMERICAN TELECASTING OF NEBRASKA, INC.


                              By: /s/ AMERICAN TELECASTING OF NEBRASKA, INC.
                                  --------------------------------------------
                                  Name:
                                  Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF NORTH DAKOTA,
                                          INC.


                                        By: /s/ AMERICAN TELECASTING OF NORTH
                                                DAKOTA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF OKLAHOMA, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                OKLAHOMA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF PORTLAND, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                PORTLAND, INC.
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF RAPID CITY INC.


                                        By: /s/ AMERICAN TELECASTING OF RAPID
                                                CITY, INC.
                                            -----------------------------------
                                            Name:
                                            Title:






______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF REDDING, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                REDDING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF ROCKFORD, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                ROCKFORD, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SALEM/EUGENE,
                                          INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                SALEM/EUGENE, INC.
                                            -----------------------------------

                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA BARBARA,
                                          INC.


                                        By: /s/ AMERICAN TELECASTING OF SANTA
                                                BARBARA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SANTA ROSA, INC.


                                        By: /s/ AMERICAN TELECASTING OF SANTA
                                                ROSA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:





______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF SARASOTA, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                SARASOTA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SHERIDAN, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                SHERIDAN, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SIOUX VALLEY,
                                          INC.


                                        By: /s/ AMERICAN TELECASTING OF SIOUX
                                                VALLEY, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF SOUTH DAKOTA,
                                          INC.


                                        By: /s/ AMERICAN TELECASTING OF SOUTH
                                                DAKOTA, INC.
                                            -----------------------------------
                                            Name:
                                            Title:






______________________________________
Footnote continued from previous page.

                                        AMERICAN TELECASTING OF TOLEDO, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                TOLEDO, INC.
                                            -----------------------------------
                                            Name:
                                            Title:



                                        AMERICAN TELECASTING OF YOUNGSTOWN, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                YOUNGSTOWN, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        AMERICAN TELECASTING OF YUBA CITY, INC.


                                        By: /s/ AMERICAN TELECASTING OF
                                                YUBA CITY, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANQUE INDOSUEZ, NEW YORK BRANCH as
                                          Collateral Agent


                                        By: /s/ BANQUE INDOSUEZ
                                            -----------------------------------
                                            Name:
                                            Title:



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

______________________________________


                        REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 26, 1997, is made and entered into by and among AMERICAN TELECASTING, INC., a Delaware corporation (the "Company"), and the holders (collectively, together with their assigns, the "Holders") of the Warrants (as defined herein).

         WHEREAS, concurrently with the issuance of the Warrants the Company is entering into this Agreement to define the rights which exist among the Holders, on the one hand, and the Company, on the other, with respect to the registration of the Common Stock (as defined herein) into which the Warrants are exercisable;

         NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE

                                 Definitions

         For purposes of this Agreement, the following terms shall have the following respective meanings (each such meaning to be equally applicable to the singular and plural forms thereof):

         "Agreement" means this Registration Rights Agreement.

         "Commission" shall mean the Securities and Exchange Commission, and any other similar or successor agency of the federal government at the time administering the Securities Act or the Securities Exchange Act.





______________________________________
Footnote continued from previous page.

______________________________________


         "Common Stock" means the Company's voting Common Stock, par value $0.01 per share, and any stock into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise) and shall also include any Common Stock of the Company hereafter authorized which has ordinary voting power for the election of directors and any capital stock of the Company of any other class hereafter authorized which is not preferred as to dividends or distribution of assets in liquidation over any other class of capital stock of the Company or which has ordinary voting power for the election of directors of the Company.

         "Company" has the meaning assigned such term in the preamble hereto.

         "Holders" has the meaning assigned such term in the preamble hereto.

         "Holders of Registrable Securities" shall mean a person who owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering, registering for sale any of the Registrable Securities and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Registrable Securities" means any Common Stock which may be acquired upon the exercise of the Warrants in accordance with their terms; provided, that any security's





______________________________________
Footnote continued from previous page.

______________________________________


    status as a Registrable Security shall cease when the registration rights with respect to such security shall have terminated pursuant to Section 2.6.

         "Registration Statement" means any registration statement of the Company which registers for sale any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Requisite Holders" means the holders, at any time, of the outstanding Warrants representing more than 50% of the aggregate of Registrable Securities at the time outstanding.

         "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Warrants" means the warrants to purchase an aggregate of 141,667 shares of Common Stock issued by the Company to the Holders.

                                   ARTICLE





______________________________________
Footnote continued from previous page.

______________________________________


                             Registration Rights

         SECTION ..    Registration on Demand

         2.1.1 Demand. At any time following six months from the date the Warrants become exercisable, upon the written request (the "Demand") of the Requisite Holders (the "Demand Holders") that the Company effect the registration under the Securities Act of the number of Registrable Securities specified by the Demand Holders, the Company shall, subject to the provisions hereof, use its best efforts to effect, as soon as practicable and in any event within 60 days after the Demand is received from the Demand Holders, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Demand Holders.

         2.1.2 Shelf Registration. At any time that the Company is eligible to use a short-form registration statement for registering securities for sale to the public at large, the Demand Holders may, at their option, request (the "Shelf Demand") that any registration statement effected pursuant to a Demand be effected on a delayed or continuous basis, pursuant to Rule 415 under the Securities Act (the "Shelf Registration"). The Company agrees to keep effective such registration statement (the "Shelf Registration Statement") until the earlier of (i) such date as of which all the Registrable Securities under the Shelf Registration Statement have been disposed of in the manner described in such registration statement, and (ii) 180 days after the date on which such Shelf Registration Statement is declared effective.

         2.1.3  Registration Statement Form.  Registrations under this Section
2.1 shall be on such appropriate registration form of the Commission as shall be selected by the





______________________________________
Footnote continued from previous page.

______________________________________


Company. The Company shall include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

         2.1.4 Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders or (iv) if a Shelf Registration Statement, if such registration statement has not been kept effective until the earlier of
(a) such date as of which all of the Registrable Securities under such Shelf Registration Statement have been disposed of in the manner described in such registration statement and (b) 180 days after the date on which such Shelf Registration Statement is declared effective.

         2.1.5  Limitations on Registration on Demand, Shelf Registrations.
The Company shall not be required to prepare and file a registration statement pursuant to this Section 2.1 which would become effective within 120 days following the effective date of a registration statement (other than pursuant to registrations on Form S-4 or Form S-8 or any successor form or other forms not available for registering securities for sale to the public at large) filed by the Company with the Commission pertaining to an underwritten public offering of convertible debt securities or equity securities for cash for the account of the Company or another holder of securities of the Company, and in such case the Holders are afforded the opportunity to include Registrable Securities in such registration pursuant to Section 2.2. Notwithstanding anything in this Section 2.1 to the contrary, in no event shall the Company be required to effect in the aggregate, more than one registration pursuant to this Section 2.1.

         2.1.6 Holders' Ability to Withdraw Registration Statement. The Holders of a majority of the Registrable





______________________________________
Footnote continued from previous page.

______________________________________


Securities to be included in such registration shall have the right to request that the Company not have a registration statement filed pursuant to a Demand declared effective. If the Demand Holders elect to pay or reimburse the Company for the Company's out-of-pocket expenses incurred in connection with such registration, such withdrawn registration statement shall not be counted for purposes of the requests for registration to which such Demanding Holder is entitled pursuant to Section 2.1.5 hereof.

         2.1.7  Selection of Underwriter.  If a registration under this Section
2.1 is an underwritten offering, the Holders of a majority of the Registrable Securities to be included in such registration shall select a managing underwriter or underwriters of recognized national standing reasonably acceptable to the Company to administer the offering.

         2.1.8 Registration of Other Securities. A registration statement filed pursuant to the request of the Demand Holders may, subject to the provisions of Section 2.5 hereof, include (i) Registrable Securities of Holders not making a demand pursuant to this Section 2.1 and (ii) other securities of the Company with respect to which registration rights have been granted and may include securities of the Company being sold for the account of the Company.

         2.1.9 Suspension. The Company may delay, suspend or withdraw the registration of the Registrable Securities required pursuant to this Section
2.1 or the preparation or furnishing of a supplemental or amended prospectus pursuant to Section 2.3(i) for a period not exceeding 90 days if the Company shall in good faith determine that any such registration would require the Company to include disclosure that would reasonably be expected to have a detrimental effect on any proposal, negotiations or plan by the Company or any of its subsidiaries to engage in any acquisition or disposition of assets or any merger, consolidation, tender offer, reorganization or similar transaction, or any other material corporate event contemplated by the Company. In addition, the Company shall not be required to register Registrable Securities on a date on which, under the general rules and regulations of the Commission as advised by counsel, the inclusion therein, by incorporation or by reference, of financial statements of the Company contained in the annual or





______________________________________
Footnote continued from previous page.

______________________________________


quarterly report of the Company most recently filed with the Commission would not be permitted, provided that this exception shall not permit delay or suspension of registration beyond the filing of the next required annual or quarterly filing under the Securities Exchange Act.

         SECTION .. Incidental Registration. If the Company, at any time or any one or more occasions after the date of this Agreement, proposes to register (other than pursuant to Section 2.1) any of its equity securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (other than pursuant to registrations on Form S-4 or Form S-8 or any successor form or other forms not available for registering securities for sale to the public at large), the Company shall give not less than 30 days' nor more than 90 days' prior written notice to each Holder of Registrable Securities of its intention to do so.
Upon the written request of any Holder of Registrable Securities given within 20 days after receipt of such notice from the Company, the Company will use its best efforts to cause the Registrable Securities requested to be registered to be so registered under the Securities Act. A request pursuant to this Section
2.2 shall state the number of Registrable Securities requested to be registered and the intended method of distribution thereof. In connection with any registration subject to this Section 2.2, the Holders shall enter into such underwriting, lock-up and other agreements, and shall execute and complete such questionnaires and other documents, as are customary in a secondary offering. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include any securities in such registration. Notwithstanding any other provision of this Agreement, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 2.5 hereof.

         No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect the registration required under Section 2.1.





______________________________________
Footnote continued from previous page.

______________________________________


         SECTION .. Registration Procedures. In connection with the registration of any Registrable Securities, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         ()    prepare and file with the Commission within the time limits prescribed herein a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

         ()    prepare and file with the Commission such amendments and
    post-effective amendments to each Registration Statement as may be necessary and use its best efforts to keep such Registration Statement continuously effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented; the Company shall not be deemed to have used its best efforts to keep a registration statement effective during a period if it voluntarily takes any action that results in participating Holders not being able to sell such Registrable Securities during such period, unless such action (i) is required under applicable law or (ii) is determined in good faith by the Board of Directors of the Company to be in the Company's best interest;

         ()    notify the Holders of Registrable Securities and underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance (or, to the Company's best knowledge, the threat





______________________________________
Footnote continued from previous page.

______________________________________


    or contemplation) by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

         ()    use every reasonable effort to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

         ()    furnish to each seller and to each duly authorized broker or underwriter of each seller such number of authorized copies of a prospectus, including copies of a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other customary documents as such seller, broker or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

         ()    use its best efforts to register or qualify (and to keep each such registration and qualification effective, including through new filings, renewals or amendments, during the period such registration statement is required to be kept effective) the securities covered by such Registration Statement under such securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other reasonable acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities to be sold by such seller, except that the Company shall not for any





______________________________________
Footnote continued from previous page.

______________________________________


    such purpose be required to qualify to do business as a foreign corporation, or to consent to the jurisdiction of any court or subject itself to suit in any jurisdiction wherein it is not qualified;

         ()    before filing the Registration Statement or Prospectus or
    amendments or supplements thereto, furnish to counsel for the Holders of Registrable Securities included in such Registration Statement copies of all such documents proposed to be filed, all of which shall be subject to the review and comment of such counsel in the exercise of their reasonable judgment;

         ()    use its best efforts to cause such Registrable Securities
    covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities exercising jurisdiction over the Company as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         ()    notify each seller of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the written request of any such seller, promptly prepare and furnish to such seller and each underwriter a reasonable number of copies of a Prospectus supplemented or amended (whereupon all previous versions of the Prospectus shall not be used by such seller or underwriter and shall be promptly returned to the Company or destroyed) so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;





______________________________________
Footnote continued from previous page.

______________________________________


         ()    comply with all applicable rules and regulations of the
    Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         ()    use its best efforts to cause all such Registrable Securities covered by such Registration Statement to be listed or quoted on the principal securities exchange (including NASDAQ) on which similar securities issued by the Company are then listed or quoted, if the listing or quoting of such Registrable Securities is then permitted under the rules of such exchange;

         ()    provide a transfer agent and registrar for all such Registrable
    Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

         ()    cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, or holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering, or at least ten business days prior to any other such sale;

         ()    enter into such reasonable and customary agreements (including an underwriting agreement in customary form) and take such other reasonable and customary actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the





______________________________________
Footnote continued from previous page.

______________________________________


    registration and disposition of such Registrable Securities;

         ()    obtain an opinion from the Company's counsel and a "cold
    comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters;

         ()    upon execution and delivery of such confidentiality agreements as the Company shall reasonably request (which agreement shall not restrict any such person's obligations under applicable securities laws), make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, all as necessary to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; and

         ()    permit any Holder of Registrable Securities which Holder, in the sole reasonable judgment of such Holder, exercised in good faith, might be deemed to be a controlling person of the Company to participate through counsel in the preparation of such Registration Statement and, if specifically requested by such counsel, in discussions between the Company and the Commission or its staff with respect to such Registration Statement, to require the insertion therein of material, furnished in writing, which in the written opinion of such counsel is necessary to include in order to avoid a likelihood of potential liability for any such Holder of Registrable Securities or such counsel.





______________________________________
Footnote continued from previous page.

______________________________________


         If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         SECTION .. Expenses. All expenses incurred in effecting the registrations (whether or not such registrations are consummated) provided for in this Article II, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits incident to or required by any such registration (including the costs of any comfort letter) and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection 2.3(f) hereof, the costs and expenses associated with the filing required to be made by the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD, provided such fees and expenses are not paid by the underwriter), transfer taxes, fees of transfer agents and registrars, costs of insurance (but excluding underwriting discounts and commissions to the extent they relate to Registrable Securities), duplicating fees, delivery expenses, expenses incurred with the listing of the securities on any securities exchange, shall be paid by the Company, and the Company shall pay all reasonable fees and disbursements of one counsel for the Holders of Registrable Securities for the performance of the normal and customary functions of counsel for selling shareholders in each such registration.

         SECTION .. Marketing Restrictions. If (i) any Holder of Registrable Securities requests registration of Registrable Securities under Section 2.1 or 2.2, (ii) the offering proposed to be made is to be an underwritten public





______________________________________
Footnote continued from previous page.

______________________________________


offering and (iii) the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (the "Maximum Amount") (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities and without materially and adversely affecting such offering, then the rights of the Company, the Holders of Registrable Securities and the holders of other securities having the right to include such securities in such registration to participate in such offering shall be as follows:

         If such registration shall have been proposed by the Company, (i) the Company shall be entitled to participate in such registration first; (ii) then Holders of Registrable Securities under this Agreement shall be entitled to participate in such registration (pro rata based on the number of Registrable Securities or shares of Common Stock, respectively, held by each) and (iii) other security holders of the Company shall be entitled to participate in such registration (pro rata based on the number of securities held by each security holder and in accordance with the relative priorities, if any, as shall exist among them). If such registration shall have been requested by the Demand Holders of Registrable Securities pursuant to Section 2.1 hereof, (i) the Holders of Registrable Securities shall be entitled to participate in such registration (pro rata based on the number of Registrable Securities held by each) first; and (ii) then the Company and other security holders of the Company entitled to participate will be entitled to participate in such registration (with the holders of such securities being entitled to participate in accordance with the relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested registration of fewer securities than such person is entitled to have registered so that the number of securities to be included in such registration will not exceed the Maximum Amount. If such registration shall have been requested by the holders of other securities pursuant to a right granted by the Company to request such registration, (i) the holders requesting such registration shall be entitled to participate in such registration (with such holders being entitled to participate in accordance with the relative





______________________________________
Footnote continued from previous page.

______________________________________


    priorities, if any, as shall exist among them); (ii) then the Holders of Registrable Securities shall be entitled to participate in accordance with the number of shares held by them (pro rata based on the number of Registrable Securities or shares of Common Stock, respectively, held by each); and (iii) then the Company and other security holders of the Company entitled to participate will be entitled to participate in such registration (with the holders of such securities being entitled to participate in accordance with the relative priorities, if any, as shall exist among them), in each case with further pro rata allocations to the extent any such person has requested registration of fewer securities than such person is entitled to have registered so that the number of securities to be included in such registration will not exceed the Maximum Amount;

and no securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition in a transaction which would require registration under the Securities Act (but excluding any issuance of shares pursuant to registrations on Form S-4 or Form S-8 or any successor form or other forms not available for registering capital stock for sale to the public at large) until the expiration of 90 days after the effective date of the Registration Statement in which Registrable Securities were included pursuant to Section 2.2 or such shorter period as may be acceptable to the Company and the Holders of a majority of the Registrable Securities who may be participating in such offering.

         SECTION .. Termination of Rights. Notwithstanding the foregoing provisions of this Article II, the rights to registration shall terminate as to any particular Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of in accordance with such effective Registration Statement, (b) written opinion(s), to the effect that such Registrable Securities may be sold without registration under the Securities Act or applicable state law and without restriction as to the volume and timing of such sale, shall have been received from counsel for the Company reasonably acceptable to the Holders of a majority of such Registrable Securities, (c) the Warrants expire unexercised or are otherwise terminated or (d) such Registrable





______________________________________
Footnote continued from previous page.

______________________________________


Securities have been sold through a broker, dealer or underwriter in a public distribution or a public securities transaction in which the transferee receives a certificate without a restrictive legend.

         SECTION .. Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities as soon as practicable, make publicly available other information so long as such information is necessary to permit sales under Rule
144), and will take such further actions as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION ..  Indemnification.  ()     In the event of any registration
of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such Registration Statement, its directors and officers or general and limited partners (and the directors and officers thereof) (each, a "Person"), each person who participates as an underwriter or qualified independent underwriter/pricer ("independent underwriter"), if any, in the offering or sale of such securities, each officer, director or partner of such underwriter or independent underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including fees of counsel and any amounts paid in any settlement approved by the Company (which such approval shall not be unreasonably withheld or delayed)) to which such seller, any such director or officer or general or limited partner or any such underwriter or independent underwriter, such officer, director or partner of such underwriter or independent underwriter or controlling person may become subject under the Securities Act, common law or





______________________________________
Footnote continued from previous page.

______________________________________


otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus (together with the documents incorporated by reference or filed with the Commission) and any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal or state rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse as incurred such seller and each such director, officer, general or limited partner, underwriter, independent underwriter, director, or officer or partner of such underwriter or independent underwriter and controlling person for any legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof) or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling person, expressly for use in the preparation thereof or (ii) the failure of any such seller or any such director, officer, general or limited partner, underwriter, independent





______________________________________
Footnote continued from previous page.

______________________________________


underwriter or controlling person, to comply with any legal requirement applicable to him to deliver a copy of a Prospectus or any supplements or amendments thereto after the Company has made such documents available to such Persons. Such indemnity and reimbursement of expenses shall remain in full force and effect following the transfer of such securities by such seller.

         ()    The Company, as a condition to including any Registrable
Securities in any Registration Statement filed in accordance with this Agreement, shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities and any underwriter or independent underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.8) the Company and its directors and officers and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons (within the meaning of the Securities Act) with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or information has been furnished in writing to the Company or its representative by or on behalf of such seller or underwriter expressly for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement; provided, however, that the aggregate amount which any such seller or prospective seller shall be required to pay pursuant to such undertaking shall be limited to the amount of the net proceeds received by such Person upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such claim. Such indemnity shall remain in full force and effect following the transfer of such securities by such seller.

         ()    As soon as possible after receipt by an indemnified party
hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 2.8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to





______________________________________
Footnote continued from previous page.

______________________________________


give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, that the indemnifying party shall not be entitled to so participate or so assume the defense if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists or may exist in respect of such claim. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such indemnified party; provided that the indemnified parties shall have the right to employ one counsel (in each case together with appropriate local counsel) (such counsel to be selected by the Holders of a majority of the Registrable Securities included in such registration) to represent such indemnified parties if, in such indemnified parties' reasonable judgment, a conflict of interest between the indemnified parties and the indemnifying parties exists or may exist in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid as incurred by the indemnifying party; and provided, further that if, in the reasonable judgment of any of the indemnified parties, a conflict of interest between such indemnified parties, and any other indemnified parties exists in respect of such claim, such indemnified parties shall be entitled to additional counsel or counsels and the indemnifying party shall be obligated to
pay the fees and expenses of such additional counsel or counsels.   No
indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimants or plaintiffs to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. No indemnifying party will be liable





______________________________________
Footnote continued from previous page.

______________________________________


for any settlement effected without its prior written consent, which consent will not be unreasonably withheld or delayed.

         ()    Indemnification similar to that specified in the preceding paragraphs of this Section 2.8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

         ()    If the indemnification provided for in this Section 2.8 is unavailable or insufficient to hold harmless an indemnified party under Section 2.8(a) or (b) of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 2.8(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or other omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.8(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 2.8(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 2.8(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 2.8(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any





______________________________________
Footnote continued from previous page.

______________________________________


person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 2.8(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 2.8(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 2.8(c) has not been given with respect to such action; provided that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this
Section 2.8(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding anything in this
Section 2.8(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.8(e) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

         ()    The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect following the transfer of the Registrable Securities by any such party.

                                   ARTICLE

                           Changes in Common Stock

         If, and as often as, there is any change in the Common Stock by way of a combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed.





______________________________________
Footnote continued from previous page.

______________________________________


                                   ARTICLE

                Representations and Warranties of the Company

         The Company represents and warrants to the Holders of the Registrable Securities as of the date of this Agreement as follows:

         ()    Due Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite action.

         ()    Binding Obligation.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         ()    No Violation.  The execution, delivery and performance of this
    Agreement, and the consummation of the transactions contemplated herein, by the Company does not violate any provision of law, any order of any court or other agency of government, any organizational document of the Company or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company which violation, conflict, breach or default or lien, charge, restriction or encumbrance would have a material adverse effect on the business, condition (financial or otherwise) of the Company taken as a whole.





______________________________________
Footnote continued from previous page.

______________________________________


         ()    Government Action.  No action has been taken and no statute, rule or regulation or order has been enacted, no injunction, restraining order or order of any nature has been issued by a federal or state court of competent jurisdiction and no action, suit or proceeding is pending against or affecting or threatened against, the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would in any manner draw into question the validity of this Agreement. Other than filings required with the Commission and under state securities laws, no action or approval by, or filing or registration with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement by the Company.

                                   ARTICLE

                            Benefits of Agreement

         The obligations of the Company under this Agreement shall inure to the benefit of, and be enforceable by, the initial Holders and their successors and permitted assigns without any further action on the part of any party hereto.

                                   ARTICLE

                                Miscellaneous

         SECTION .. Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed





______________________________________
Footnote continued from previous page.

______________________________________


or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

         ()      if to the Company, 5575 Tech Center Drive, Suite 300, Colorado
    Springs, CO 80919, Attention: President; with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY 10022, Attention:
    Randall Doud, Esq. and McDermott, Will & Emery, 1850 K Street, N.W., Suite 450, Washington, D.C. 20006-2296, Attention: Robert Jensen, Esq.;

         ()      if to an initial Holder of Registrable Securities, at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

         SECTION .. Waivers; Amendments. No failure or delay of any Holder of Registrable Securities or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of such Holder and the Company are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Agreement may be amended, modified or waived with (and only with) the written consent of the Company and a majority of the Holders of Registrable Securities outstanding (exclusive of Registrable Securities then owned by the Company or any subsidiary thereof). No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         SECTION .. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the





______________________________________
Footnote continued from previous page.

______________________________________


State of New York without regard to principles of conflicts of law.

         SECTION .. Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Holders of Registrable Securities and shall continue in full force and effect so long as this Agreement is in effect regardless of any investigation made by such Holders. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

         SECTION .. Covenants to Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and assigns, whether so expressed or not.

         SECTION .. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION .. Section Headings. The section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         SECTION .. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





______________________________________
Footnote continued from previous page.

______________________________________


         SECTION .. Termination. The obligations of the Company to register the Registrable Securities hereunder shall terminate in accordance with the terms of this Agreement.

         SECTION .. Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, and any other agreements or understandings as to securities registration or similar rights among the parties hereto are hereby terminated.

         SECTION .. No More Favorable Agreements. The Company has not previously, and will not hereafter, enter into any agreement with respect to its securities with any person which grants such person rights that are, taken as a whole, more favorable than the rights granted to the Holders in this Agreement.

         SECTION ..  Submission to Jurisdiction; Venue.  ()        Any legal
action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation Systems at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         ()    The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the





______________________________________
Footnote continued from previous page.

______________________________________


courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.





______________________________________
Footnote continued from previous page.

______________________________________


         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.

                                        AMERICAN TELECASTING, INC.


                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


HOLDERS:

INDOSUEZ CM II, INC.

By: /s/ INDOSUEZ CM II, INC.
    ----------------------------

By:
    ----------------------------





______________________________________
Footnote continued from previous page.

___________________________________________


                                                              EXHIBIT C-2 TO THE
                                                                CREDIT AGREEMENT

                          SECURITIES PLEDGE AGREEMENT

         This SECURITIES PLEDGE AGREEMENT (the "Agreement"), dated as of February 26, 1997, made by AMERICAN TELECASTING, INC., a Delaware corporation having an office at 5575 Tech Center Drive, Suite 300, Colorado Springs, CO 80919 (the "Pledgor"), in favor of BANQUE INDOSUEZ, NEW YORK BRANCH, having an office at 1211 Avenue of the Americas, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as collateral agent (in such capacities and together with any successors in such capacities, the "Collateral Agent") for the lending institutions (the "Banks") under the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :

         A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement), among the Pledgor, the Banks and Banque Indosuez, New York Branch, as Agent for the Banks, the Banks have agreed to make to or for the account of the Pledgor certain Loans up to an aggregate principal amount of $17,000,000.

         B. The Pledgor is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) pledged by it.

         C. It is a condition precedent to the obligations of the Banks to make the Loans under the Credit Agreement that the Pledgor execute and deliver the applicable Credit Documents, including this Agreement.




___________________________________________
Footnote continued from previous page.

___________________________________________



         D. This Agreement is given by the Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and the Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :

         NOW, THEREFORE, in consideration of the foregoing premises and other
good and valuable consideration, the receipt   and sufficiency of which are
hereby acknowledged, the Pledgor and Collateral Agent hereby agree as follows:

         Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, the Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of the Pledgor in and to the following property, whether now existing or hereafter acquired, (collectively, the "Pledged Collateral"):

         the issued and outstanding shares of capital stock described on
    Schedule I hereto ("the Pledged Shares"), including the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

         all additional shares of capital stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which securities shall be deemed to be part of the Pledged Shares) and the certificates representing such additional securities and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to such additional securities;

         all intercompany notes described on Schedule II hereto (the "Intercompany Notes") now owned or held by





___________________________________________
Footnote continued from previous page.

___________________________________________


    Pledgor and from time to time acquired by Pledgor in any way, and all certificates or instruments evidencing such Intercompany Notes and all proceeds thereof, all accessions thereto and substitutions therefor;

         all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and

         all Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or under other relevant law) of any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guarantee payable to Collateral Agent or to the Pledgor from time to time with respect to any of its respective Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of its respective Pledged Collateral by any Governmental Authority (or any person acting under color of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of Pledged Shares, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of (i) all Obligations of the Pledgor now existing or hereafter arising under or in respect of the Credit Agreement (including, without limitation, the obligations of the Pledgor to pay principal, interest and all other reasonable charges, fees, expenses, commissions,

__________________________________________


reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement), and (ii) without duplication of the amounts described in clause (i), all Obligations of the Pledgor now existing or hereafter arising under or in respect of this Agreement or any other Security Document, including, without limitation, with respect to all reasonable charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

         No Release. Subject to Section 18 of this Agreement, nothing set forth in this Agreement shall relieve the Pledgor from the performance of any term, covenant, condition on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to the Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, or any other Credit Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Subject to Section 18 of this Agreement, the obligations of the Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations under this Agreement and the other Credit Documents.

         Delivery of Pledged Collateral.

         All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Collateral Agent, shall immediately upon receipt thereof by the Pledgor be delivered to and held by or on behalf of Collateral Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance




___________________________________________
Footnote continued from previous page.

___________________________________________


satisfactory to Collateral Agent. Subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default, to endorse, assign or otherwise transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral. Collateral Agent shall provide the Pledgor with notice of any endorsement, assignment or other transfer made pursuant to the preceding sentence. In addition, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

         If an issuer of Pledged Shares is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the Pledgor shall, to the extent permitted by applicable law, record such pledge on the stock register of such issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Collateral Agent the right to transfer the Pledged Shares under the terms hereof and provide to Collateral Agent an opinion of counsel, in form and substance satisfactory to Collateral Agent, confirming such pledge.

         Notwithstanding any provision of this Section 4 to the contrary, if the exercise of any rights provided in this Section 4 or Section 10 relates to the ownership or control of any radio, television or other license, permit, certificate or approval granted or issued by the FCC or any other Governmental Authority (including, without limitation, any multichannel or single channel multipoint distribution service, local multipoint distribution service, operational-fixed microwave service, cable television relay service station, business radio, instructional television fixed service, earth station or experimental licenses or permits issued by the FCC) (each, a "Governmental License") held by the Pledgor or a subsidiary of the Pledgor and it may be necessary to obtain the consent or approval of the FCC prior to the exercise of such rights, the provisions of Section 29 of this Agreement shall apply.

         Supplements, Further Assurances.



___________________________________________
Footnote continued from previous page.

___________________________________________




         The Pledgor agrees that at any time and from time to time, at the sole cost and expense of such Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         The Pledgor shall, upon obtaining any Pledged Shares of any Person promptly (and in any event within three Business Days) deliver to Collateral Agent a pledge amendment, duly executed by the Pledgor, in substantially the form of Exhibit 1 hereto (the "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such Pledged Collateral. The Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

         Representations, Warranties and Covenants. The Pledgor represents, warrants and covenants as follows (as to itself only):

         No Liens. The Pledgor is, and at the time of any delivery of any Pledged Collateral to Collateral Agent pursuant to Section 4 of this Agreement will be, the sole legal and beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement. All Pledged Collateral is on the date hereof, and will be, so owned by the Pledgor, as applicable, free and clear of any Lien except for the Lien created by this Agreement.

         Authorization, Enforceability. The Pledgor has the requisite corporate power, authority and legal right to pledge and grant a security interest in all of the Pledged Collateral pledged by it pursuant to this Agreement, and





___________________________________________
Footnote continued from previous page.

___________________________________________



    this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

         No Consents, etc. No consent of any party (including, without limitation, any stockholders or creditors of the Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required either (x) for the pledge by the Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (y) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement, or (z) for the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement; provided, however, that under the Communications Act and the rules and regulations of the FCC, FCC consent may be required prior to the transfer of control or assignment of any Governmental License issued by the FCC, or the exercise of any voting rights or management over the Pledgor or an issuer of Pledged Shares to the extent it holds, owns or controls any Governmental License issued by the FCC.

         Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.

         Chief Executive Office. The Pledgor's chief executive office is located at 5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado 80919. Pledgor shall not move its chief executive office except to such new location as Pledgor may establish in accordance with the last sentence of this Section 6(e). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent or any Secured Party may request, and (ii) with respect to such new





___________________________________________
Footnote continued from previous page.

___________________________________________




    location or name, Pledgor shall have taken all action satisfactory to Collateral Agent and the Secured Parties to maintain the perfection and priority of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby.

         Delivery of Pledged Collateral; Filings. The Pledgor has delivered to Collateral Agent all certificates representing the Pledged Shares and Intercompany Notes and has caused to be filed with the Secretary of State of the State of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor, UCC-1 financing statements evidencing the Lien created by this Agreement, and such delivery, filing and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the UCC, including, without limitation, the UCC as in effect in the States of New York, the State of incorporation of the Pledgor and the State of Colorado, which is the State of the chief executive office of the Pledgor.

         Pledged Collateral. All information set forth herein, including the Schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral is accurate and complete in all respects.

         No Violations, etc. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board.

         Ownership of Pledged Collateral. Except as otherwise permitted by the Credit Agreement, the Pledgor at all times will be the sole beneficial owner of the Pledged Collateral pledged by it pursuant to this Agreement.





___________________________________________
Footnote continued from previous page.

___________________________________________



         No Options, Warrants, etc. Except as disclosed in the Credit Agreement, there are no options, warrants, calls, rights, commitments or agreements of any character to which the Pledgor is a party or by which it is bound obligating the Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional securities of any issuer of the Pledged Shares or obligating any issuer of the Pledged Shares to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which the Pledgor or any issuer of the Pledged Shares is a party with respect to the voting of the securities of any issuer of the Pledged Shares.

         Endorsement, Assignment or Pledge of Instruments. None of the Pledged Collateral is, as of the date of this Agreement, and as to Pledged Collateral which arises from time to time after such date will be, evidenced by any instrument, note or chattel paper, except such as have been or will be endorsed, assigned or pledged and delivered to Collateral Agent by Pledgors simultaneously with the creation thereof.

         Systems. The Pledged Shares include the Pledgor's interest in each Credit Party operating Systems or holding System Agreements.

         Voting Rights; Distributions; etc.

         So long as no Event of Default shall have occurred and be continuing:

         (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares pledged by it pursuant to this Agreement or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Credit Documents and each Pledgor shall not in any event exercise such rights in any manner which may have an adverse effect on the value of its respective Pledged Collateral or the





___________________________________________
Footnote continued from previous page.

___________________________________________




               security intended to be provided by this Agreement.

         (ii) Subject to the terms of the Credit Agreement, each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be, and shall be forthwith delivered to Collateral Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         (iii) Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at such Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

         (b) Upon the occurrence and during the continuance of an Event of
Default:




___________________________________________
Footnote continued from previous page.

___________________________________________



         (i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, to the extent the Pledgor or an issuer of Pledged Shares hold, own or control any Governmental License issued by the FCC, if and to the extent required under the Communications Act or the FCC's rules, until the FCC has consented to a transfer of control or assignment of Pledgor, an issuer of Pledged Shares, or such Governmental License issued by the FCC, Pledgor shall continue to exercise the voting and other consensual rights.

        (ii) All rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to
             Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

       (iii) Subject to any necessary prior or subsequent FCC approval, Collateral Agent shall be entitled to the appointment, as a matter of right and without giving notice to the Pledgor, of a receiver with respect to the Pledged Collateral, without regard to the adequacy or inadequacy of any Pledged Collateral for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof, and each Pledgor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual qualifications, powers and duties of receivers in similar cases, including the full power to conduct the business of the Pledgors.

       (c) The Pledgor shall, at such Pledgor's sole cost and expense, from time to time execute and deliver to Collateral Agent and any other Person directed by Collateral



___________________________________________
Footnote continued from previous page.

___________________________________________



Agent, appropriate instruments as Collateral Agent may request in order to permit Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

         (d) All Distributions which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         Transfers and Other Liens; Additional Shares; Principal Office.

         The Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral pledged by it pursuant to this Agreement, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral pledged by it pursuant to this Agreement other than the Lien granted to Collateral Agent under this Agreement, or (iii) permit any issuer of the Pledged Shares to merge, consolidate or change its legal form unless a majority of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged to Collateral Agent pursuant to a pledge agreement in form and substance, satisfactory to Collateral Agent, and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation.

         The Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity securities of any issuer of the Pledged Shares which are required to be pledged hereunder.





___________________________________________
Footnote continued from previous page.

___________________________________________



         Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

         Remedies Upon Default; Decisions Relating to Exercise of Remedies.

If any Event of Default shall have occurred and be continuing, subject to the provisions of Section 29 of this Agreement, Collateral Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in Section 11 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the UCC, and Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person





___________________________________________
Footnote continued from previous page.

___________________________________________


at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, five (5) days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. No notification need be given to the Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Notwithstanding any provision of this subsection 10(a) to the contrary, in the event of a private or public sale of the Pledged Collateral, prior to the consummation of the sale, to the extent required under the Communications Act of 1934, as amended, or any successor statute or law (the "Communications Act"), the prior consent of the FCC pursuant to the Communications Act and the rules and regulations of the FCC will be obtained.

         The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such





___________________________________________
Footnote continued from previous page.

___________________________________________



restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

         Notwithstanding the foregoing and to the extent commercially reasonable, each Pledgor shall, upon the occurrence and during the continuance of an Event of Default, at the request of Collateral Agent, for the benefit of Collateral Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Collateral as soon as practicable and at such Pledgor's sole cost and expense. The Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. The Pledgor will cause Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as Collateral Agent from time to time may request, and will indemnify and will cause the issuer of the Pledged Collateral to indemnify Collateral Agent and all others participating in the distribution of such Pledged Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.





___________________________________________
Footnote continued from previous page.

___________________________________________


         If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall from time to time furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         The Pledgor recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales.

         In addition to any of the other rights and remedies hereunder, Collateral Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

         Without limiting the generality of the provisions in Section 15 hereof, Pledgor hereby constitutes and appoints Collateral Agent, with full power of substitution, its true and lawful attorney-in-fact, in its name, place and stead to take any action upon the occurrence and during the continuance of an Event of Default required to reflect the foreclosure sale of the Pledged Collateral or the exercise of any remedy hereunder. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement.

         Application of Proceeds. All Distributions held from time to time by Collateral Agent and all cash proceeds received by Collateral Agent in respect of any sale of, collection from,





___________________________________________
Footnote continued from previous page.

___________________________________________


or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

         First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to Collateral Agent and its agents and counsel, and all reasonable expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable compensation to the Banks and their agents and counsel and all reasonable expenses, liabilities and advances made or incurred by the Banks in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Third, to the indefeasible payment in full in cash of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by the Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

         Fourth, to the indefeasible payment in full in cash of principal at any time and from time to time owing by the Pledgor under or in connection with the Credit



___________________________________________
Footnote continued from previous page.

___________________________________________


    Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind, among amounts of principal so due and payable, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

         Fifth, to the applicable Pledgor, or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         Expenses. The Pledgor will upon demand pay to Collateral Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and the fees and expenses of any experts and agents, which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by the Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgor under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. The Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

         No Waiver; Cumulative Remedies.

         No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.





___________________________________________
Footnote continued from previous page.

___________________________________________


         In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, each Pledgor, Collateral Agent and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

         Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement; provided, however, that at the time of appointment of a successor Collateral Agent, if Collateral Agent, through its possession, control, or ownership of Pledged Collateral or otherwise, holds, owns, or controls any Governmental License issued by the FCC such that the FCC must consent to the appointment of a successor Collateral Agent, until the FCC has consented to the appointment of a successor Collateral Agent the Collateral Agent shall retain control over such Pledged Collateral or Government Licenses. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.





___________________________________________
Footnote continued from previous page.

___________________________________________


         Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of such Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to), subject to the provisions of Section 29 of this Agreement, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by such Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. The Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and any other Credit Document. The Pledgor hereby appoints Collateral Agent its attorney-in-fact with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement except that with respect to any FCC applications or filings or other action subject to FCC rules, regulations and policies, Collateral Agent shall serve as attorney-in-fact only to the extent permitted under the Communications Act and FCC rules, regulations and policies. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         Indemnity.

         Indemnity. The Pledgor agrees to indemnify, pay and hold harmless Collateral Agent and each of the Secured Parties and the officers, directors, employees, agents and affiliates of Collateral Agent and each of the Secured Parties (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or





___________________________________________
Footnote continued from previous page.

___________________________________________


disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or any other Credit Document (including, without limitation, any misrepresentation by the Pledgor in this Agreement or any other Credit Document) (the "indemnified liabilities"); provided that the Pledgors shall not have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

         Survival. The obligations of each Pledgor contained in this Section 16 shall survive the termination of this Agreement and the discharge of each Pledgor's other obligations under this Agreement and under the other Credit Documents.

         Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

         Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent and Pledgor. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Pledgor from the terms





___________________________________________
Footnote continued from previous page.

___________________________________________


of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on the Pledgor in any case shall entitle any such Pledgor to any other or further notice or demand in similar or other circumstances.

         Termination; Release. When all the Secured Obligations have been indefeasibly paid in full and the Commitments of the Banks to make any Loan under the Credit Agreement shall have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of the applicable Pledgor, forthwith assign, transfer and deliver to such Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in the possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of such Pledgor, and proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

         Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

         Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon each Pledgor, its respective successors and assigns, and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto.





___________________________________________
Footnote continued from previous page.

___________________________________________


Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement.

         GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PLEDGOR DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, WITH AN ADDRESS AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE PLEDGOR IRREVOCABLY AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE PLEDGOR AT ITS ADDRESS PROVIDED FOR IN SECTION 19 HEREOF EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE PLEDGOR REFUSES TO RECEIVE AND FORWARD SUCH SERVICE, THE PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE.
NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.





___________________________________________
Footnote continued from previous page.

___________________________________________


         Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

         Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Obligations Absolute. All obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of:

         any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor or any other Credit Party;

         any lack of validity or enforceability of the Credit Agreement or any other Credit Document or any other agreement or instrument relating thereto;

         any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument relating thereto;

         any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or





___________________________________________
Footnote continued from previous page.

___________________________________________

    consent to any departure from any guarantee, for all or any of the Secured Obligations;

         any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

         any other circumstances which might otherwise constitute a defense available to, or a discharge of, any other Pledgor.

         Collateral Agent's Right to Sever Indebtedness.

         The Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of such Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) each Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to the Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to the Pledged Collateral of such Pledgor and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation




___________________________________________
Footnote continued from previous page.

___________________________________________


of each Pledgor unrelated to the other transactions contemplated by the Credit Agreement or any other Credit Document or any document related to either thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and the Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 27, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

         The Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, no Pledgor shall (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Credit Agreement or executed in connection with the Credit Agreement or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.





___________________________________________
Footnote continued from previous page.

___________________________________________



         In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of the Pledgor.

         Notwithstanding anything set forth herein to the contrary, the provisions of this Section 27 shall be effective only to the maximum extent permitted by law.

         Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

         Facilitating Governmental Approvals; Specific Performance.

         In connection with the exercise by Collateral Agent of its rights under this Agreement relating to the disposition of the Pledged Collateral as it may affect the control of any Governmental License issued by the FCC or any other authorizations, agreements, permits, licenses, and franchises of the Pledgor, it may be necessary to obtain the prior consent or approval of the FCC or other Governmental Authority to the exercise of Collateral Agent's rights with respect to the Pledged Collateral. To the extent that any such consent or approval is required for any action that Collateral Agent may take under this Agreement with respect to the Pledged Collateral, receipt of such FCC or Governmental Authority approval shall be a condition precedent to Collateral Agent's exercise of such rights. In furtherance of the first sentence of this Section, the Pledgor hereby agrees, at its own cost, to use its best efforts to take any and all actions which Collateral Agent may request in order to obtain such consents or approvals or any other governmental authorization as may be necessary to enable Collateral Agent to exercise and enjoy the full rights and benefits granted to it under this Agreement, the Credit Agreement, or any other Credit Document, including, without limitation, the preparation, execution, delivery or filing on the Pledgor's behalf and in such Pledgor's name, or in such other name as may be appropriate or required, or causing to be prepared, executed, delivered or filed, all




___________________________________________
Footnote continued from previous page.

___________________________________________


applications, certificates, filings, instruments, information, reports and other documents (including, without limitation, any application for any assignment or transfer of control or ownership).

         The Pledgor hereby acknowledges that a breach of any of its respective obligations contained in this Agreement will cause irreparable injury to Collateral Agent, and that such a breach would not be adequately compensable in damages, and therefore Pledgors agree that their obligations under this Agreement shall be specifically enforceable.





___________________________________________
Footnote continued from previous page.

___________________________________________



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        AMERICAN TELECASTING, INC., as Pledgor





                                        By: /s/ AMERICAN TELECASTING, INC.
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BANQUE INDOSUEZ, NEW YORK BRANCH,
                                          as Collateral Agent


                                        By: /s/ BANQUE INDOSUEZ
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        Notice Address:

                                        Banque Indosuez, New York Branch
                                        1211 Avenue of the Americas
                                        New York, N.Y.  10036
                                        Attention:  Michael Arougheti


___________________________________________
Footnote continued from previous page.

                                                              EXHIBIT D-1 TO THE
                                                          ALIGN CREDIT AGREEMENT

                          FORM OF NOTICE OF ASSIGNMENT

                                                                          [DATE]

Banque Indosuez, New York Branch, as Agent
1211 Avenue of the Americas
7th Floor
New York, New York  10036

Attention:

    Re: Credit Agreement dated as of February __, 1997 among American Telecasting, Inc., the lending institutions listed therein (the "Banks") and Banque Indosuez, New York Branch as Agent and Collateral Agent for the Banks.

    Reference is made to the above-referenced Credit Agreement (herein the "Credit Agreement"); all terms defined in the Credit Agreement shall have the same meanings when used herein.

    ________________ ("Assignor") has sold to ________________ ("Assignee") an assignment in the aggregate amount of $_________ representing an assignment of the total Commitment as set forth on Annex I].

    The Assignee hereby elects to become party to, and be bound by each of the provisions of, the Credit Agreement as a "Bank," as defined in the Credit Agreement, with a Commitment as set forth in clause 2 above.

    Assignee hereby confirms, as to itself, that (i) it has received a copy of the Credit Agreement and such other information that it has deemed appropriate to make its own credit analysis and decision to purchase its assignment, (ii) will independently and without reliance upon the Agent or




______________________________________
Footnote continued from previous page.

______________________________________



any other Bank and based on such documents and other information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) it has purchased its assignment without recourse or warranty to the Agent or any of the other Banks and that all such Persons have made no representations or warranties, and have no responsibility, to the Assignee with respect to any representation or warranty in the Credit Documents, or the legality, enforceability or sufficiency of any thereof, the financial condition of any of the Borrower or any of the Guarantors or the performance or non-performance by the Borrower or any of the Guarantors of any of their respective obligations or duties under the Credit Documents, and (iv) effective on the Assignment Effective Date (as defined in the Assignment and Assumption Agreement) Assignor shall be released from all of its obligations under the Credit Agreement as relating to Assignee's Share (as defined in the Assignment and Assumption Agreement) pursuant to the terms of the Credit Agreement.

    The Assignee's address for purposes of notices under the Credit Agreement is listed on Annex I hereto.

    The recordation fee referred to in Section 10.04(b)(A) of the Credit Agreement is delivered herewith to the Agent.

                                        Very truly yours,

                                        [NAME OF ASSIGNOR]

                                        By:
                                            -----------------------------------

                                        [NAME OF ASSIGNEE]

                                        By:
                                            -----------------------------------

ACCEPTED AND ACKNOWLEDGED:

BANQUE INDOSUEZ,
NEW YORK BRANCH




______________________________________
Footnote continued from previous page.

______________________________________




By:
    -----------------------------
Date:
      ---------------------------





______________________________________
Footnote continued from previous page.